Exhibit 10.21

EXECUTION VERSION

Strategic Partnership Master Agreement

          This Strategic Partnership Master Agreement (this “Agreement”) is made as of August 11, 2006 (the “Effective Date”) between Wave2Wave Communications, Inc. (“Wave2Wave”), a Delaware Corporation with its principal offices at 433 Hackensack Avenue, Hackensack, NJ 07601 and incNETWORKS, Inc., a Delaware Corporation with its principal offices at 198 Brighton Ave., Long Branch, NJ 07740 (“INI”) (hereinafter collectively the “Parties” and each, individually, a “Party”).

RECITALS

WHEREAS, INI is a provider of Converged Broadband Wireless and Wireline Networks, Products and Technologies, as well as Next Generation (4G) Network Service Concepts and Network Design & Support Services which consist of wireless and wireline voice, data, and video services (collectively, the “4G Services”);

WHEREAS, Wave2Wave is a provider of Enterprise Managed Networks Services and has expertise in providing enterprise customer support service as well as marketing and customer care services;

WHEREAS, the Parties desire to combine Wave2Wave’s Managed Network Service and Customer Support Services expertise and INI’s wireless and wireline networking and new service concept design expertise into an offer to provide the 4G Services to commercial customers within multi-tenant units in the United States, in accordance with and subject to the terms and conditions of this Agreement;

WHEREAS, the scope of this Agreement is to establish the general technical and business rules of the strategic relationship between the Parties with respect to the approximately 2,400 buildings serviced by Wave2Wave as of the Effective Date as set forth in Exhibit A which is attached hereto and forms an integral part of this Agreement and any additional buildings that come within the scope of this Agreement pursuant to the terms and conditions hereof (collectively, the “Territory”);

WHEREAS, Parties intend that a multi-tenant building named the Lincoln Building located at 60 East 42nd Street, New York, NY (the “Lincoln Building”) will serve as a showcase pilot project of the collaboration contemplated by this Agreement and will serve as the platform for developing the business plan and model for continuation of expanding the collaboration into all buildings in the Territory; and

WHEREAS, in anticipation of the foregoing, the Parties have entered into the Mutual Non Disclosure Agreement (the “Non Disclosure Agreement”) between the Parties dated June

* WE HAVE REQUESTED CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS CONTAINED IN THIS EXHIBIT. THE COPY FILED AS AN EXHIBIT OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST.*

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26, 2006, attached as Exhibit B to this Agreement and incorporated herein by this reference, which shall continue to be a binding agreement between the Parties;

NOW, THEREFORE, in consideration of the promises and mutual covenants set forth in this Agreement, the Parties agree to the terms and conditions set forth herein below:

ARTICLE I.
TERM AND TERMINATION

          Section 1. Term. This Agreement shall commence on the Effective Date and shall continue in effect for a term of five (5) years (hereinafter the “Initial Term”). Unless either Party notifies the other Party of its desire not to renew the term of this Agreement at least ninety (90) days prior to the expiration of the Initial Term or any Renewal Term (as defined below), the term shall be automatically renewed for additional five (5) year periods (each such renewed term, a “Renewal Term” and, together with the Initial Term, the “Term”).

          Section 2. Termination for Breach. Either Party may terminate this Agreement upon a material or continuing breach of this Agreement by the other Party by providing thirty (30) days prior written notice of termination to such other Party, stating the cause therefor. If within such thirty (30) day notice period, the cause for termination is not cured to the reasonable satisfaction of the Party giving notice, the termination shall become effective at the conclusion of such thirty (30) day notice period, provided that (X) the cure period for a payment default will be ten (10) business days after notice thereof and (Y) disruption or interruption of network services will be no greater than the threshold set forth in the standard Terms and Conditions that govern the 4G Service as provided to end user customers (the “Standard Terms and Conditions”).

          Section 3. Automatic Termination. Except as provided for in ARTICLE IV, Section 3, either Party may terminate this Agreement if any one of the following events occur: (i) if the other Party becomes insolvent or admits in writing its inability to pay debts as they mature, or makes an assignment for the benefit of creditors and as a result thereof cannot perform its material obligations hereunder; (ii) if a petition under any foreign, state or United States bankruptcy act, receivership statute, or the like, as they now exist, or as they may be amended, is filed by the other Party and as a result thereof such Party cannot perform its material obligations hereunder; or (iii) if such a petition is filed against the other Party by any third Party and such application is not resolved favorably to such other Party within sixty (60) days and as a result thereof such Party cannot perform its material obligations hereunder.

          Section 4. Survival. In addition to the sections and provision of this Agreement that by their nature survive expiration or termination or which must survive

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expiration or termination in order to give effect to their meaning, the provisions of ARTICLE V.Section 1 (subject to the final sentence of this Section 4) and the Non-Disclosure Agreement shall survive any expiration or termination of this Agreement in accordance with their respective terms. Wave2Wave acknowledges that in the event of termination of this Agreement, it remains liable for any amounts incurred under ARTICLE V.Section 1 through, but not for any time after, the date of such termination.

          Section 5. Nonexclusive Remedy. Subject to the provision of ARTICLE VI of this Agreement, termination of this Agreement by either Party will be a nonexclusive remedy for breach and will be without prejudice to any other right or remedy of such Party.

ARTICLE II.
RIGHTS AND RESPONSIBILITIES OF THE PARTIES

The Parties shall perform their respective responsibilities as follows, and acknowledge that their respective performance of such responsibilities are dependent upon the performance of the other Party hereunder:

          Section 1. INI Responsibilities.

                    a. INI will have the sole responsibility for completing pre-site network design and engineering, and installation of a converged wireless and wireline networks within the Territory based on utilizing INI’s Converged Broadband Wireless and Wireline Network Products and Technologies, Next Generation Network Service Concepts (collectively, the “4G Technology”) and Network Design & Support Services expertise.

                    b. INI will have the sole responsibility within the Territory, on a building-by-building basis, prior to any 4G Services installation, to perform pre-site network design and engineering, and shall provide Wave2Wave with a Price Quotation (“Quote”) which specifies the price to be paid by Wave2Wave to INI for the cost of the 4G wireless network equipment (the “Equipment”), Equipment installation and 4G Service and Equipment maintenance, the latter in accordance with established industry standards.

                    c. INI will have the sole responsibility for installing the aforementioned 4G equipment and for insuring, to the Parties’ mutual and reasonable satisfaction, that the 4G Service operates in accordance with established industry standards. Such mutual and reasonable satisfaction shall be deemed “Acceptance”.

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                    d. INI will provide Wave2Wave with access to Class 4/5 IP Network Services Node (the “Network Service Node”) capacity within a New York or New Jersey POP Location for use in the Territory by Wave2Wave’s customers. The purchase price for the equipment portion of the Network Service Node is estimated, as of the Effective Date, at [***].

                    e. INI will have the sole responsibility for ongoing 4G network equipment and service maintenance.

                    f. INI has sole responsibility for ongoing maintenance and modernization of such Network Service Node, in accordance with established industry standards.

                    g. In connection with the Lincoln Building project, INI will finance all equipment, installations, connectivity and services provided by the Parties. For successive buildings in the Territory, the Parties shall determine which of the Parties shall finance such equipment (the “Financing Party”).

                    h. Wave2Wave shall have the right of first refusal, as described below, to deploy or otherwise utilize the 4G Technology and the 4G Services in office buildings (each, an “Eligible Building”) that are, at the time of such opportunity: (i) not otherwise accessed or serviced by INI; and (ii) set forth on the then-current version of Exhibit A which may be updated and revised by Wave2Wave by written notice to INI during the Term. If INI shall be ready, willing, and able to accept any offer to deploy or otherwise utilize the INI Technology in any Eligible Building, then INI shall give Wave2Wave prompt written notice of such offer and the proposed compensation arrangement and term of engagement. Wave2Wave shall then have the right of first refusal to engage INI’s services on the same compensation arrangement and terms offered by the entity proposing such offer to INI. Wave2Wave shall exercise such right of first refusal by giving INI written notice that it is doing so no later than thirty (30) days after receipt by Wave2Wave of INI’s said notice.

          Section 2. Wave2Wave Responsibilities.

                    a. In the event that Wave2Wave requirements for Network Service Node capacity exceeds INI’s existing capacity, Wave2Wave shall, in no event, contract for the provision of additional Network Services Node capacity from any company other than INI without first extending to INI the right of first negotiation to provide the additional Network Service Node capacity on fair and reasonable terms commensurate with existing market practices.

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                    b. Wave2Wave will have the sole responsibility for providing all end-user equipment, customer service support, billing, and provisioning as well as management services for the underlying projects selected by the Parties.

                    c. Wave2Wave will have the sole responsibility for maintaining end-user equipment for customers of the Parties under this Agreement;

                    d. Wave2Wave will have the sole responsibility for procuring additional business opportunities and selling to all potential customers. However, following the one (1) year anniversary of the first commercial customer availability of the 4G Service pursuant to this Agreement, if the actual sales of the 4G Service fail to reach fifty percent (50%) of the sales milestones that are developed by the parties in the five-year business plan that the parties will establish pursuant to Article III, Section 3 of this Agreement, INI reserves the right to market and sell the service itself, or through a third party, subject to any applicable restrictions imposed by any building, whether as a result of Wave2Wave’s access agreement with such building or otherwise.

                    e. Wave2Wave will have the sole responsibility for obtaining and securing for the Parties the right and access, and all pertinent documentation, agreements and any required authorizations or permits, to perform the installation of the network equipment for the enterprise within the Territory.

                    f. Wave2Wave will have the sole responsibility for maintaining all billing and accounting records for the sale to the customers in the Territory, in addition to such other buildings as the Parties may hereafter agree to add pursuant to the terms and conditions of this Agreement or by amendment hereto.

                    g. Wave2Wave shall have the lead role and responsibility for the marketing, and promotion of the 4G Service in connection with the Parties, provided however that (i) Wave2Wave shall be under no obligation to use its good faith efforts to so market and promote the 4G Service in connection with any building until Acceptance of the installation with respect to such building; (ii) INI will cooperate with Wave2Wave by providing information and support for such marketing activities, as reasonably requested by Wave2Wave at no additional cost to Wave2Wave. Examples of such support as provided by INI may include consultation services regarding marketing and systems support, marketing opportunity assessment, solution design reviews and product availability and delivery assistance. In addition, during the Term of this Agreement, INI agrees to provide appropriate promotional support to Wave2Wave’s sales and marketing efforts in a manner and upon terms mutually acceptable to the Parties, at no additional cost to Wave2Wave.

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ARTICLE III.
PAYMENT PLAN; NETWORK EQUIPMENT AND INVESTMENT

          Section 1. Purchase Amount. The Financing Party shall pay for the purchase price for the Equipment (for any building or group of buildings, as agreed by the Parties, the “Purchase Amount”) as provided in this Article III. The Purchase Amount for the Equipment required for the Lincoln Building is estimated, as of the Effective Date at [***]. The Purchase Amount for Equipment with respect to additional buildings within the Territory shall be as set forth in individual purchase orders agreed in writing from time to time as the Parties agree to add additional buildings to the scope of this Agreement. The Purchase Amount with respect to the Equipment used for the Lincoln Building shall be paid by Wave2Wave as follows:

                    a. In accordance with ARTICLE V, Wave2Wave will pay the Purchase Amount through the payment of the Revenue Share (as defined below) to INI. At such time as the aggregate amount of the Investment (as defined below) and any Revenue Share is equal to the Purchase Amount, the Purchase Amount shall be deemed paid in full and title to the Equipment shall pass to Wave2Wave.

                    b. Profit Sharing. At all times during the Term, Wave2Wave shall pay to INI the Revenue Share in accordance with ARTICLE V of this Agreement.

          Section 2. Delivery and Risk of Loss. INI shall deliver the Equipment to the designated delivery site F.O.B. such delivery site (“Delivery Site”). Risk of loss to the Equipment shall pass to Wave2Wave immediately upon the arrival of the Equipment at the Delivery Site. Notwithstanding the foregoing, each Party shall be solely responsible for any damage to the Equipment caused by such Party’s (or it’s subcontractor’s or designee’s) acts, omissions, negligence or misconduct.

          Section 3. Milestones. Using the Lincoln Building Project as a demonstration platform, the Parties will develop plans to deploy the 4G Services and 4G Technology throughout the Territory, based on a five (5) year business plan which will be reviewed, updated and approved on a bi-quarterly basis, beginning with the execution of this Agreement, subject to approval by each Party’s respective Board of Directors. The Parties acknowledge that this Agreement may require revision, amendment and/or expansion following such approvals.

          Section 4. Periodic Checkpoints on Strategy and Alignment. During the Term, appropriate representatives of INI and Wave2Wave will meet in person or by telephone, as mutually agreed by the Parties from time to time, at least four (4) times per year to review strategic plans, marketing programs, partnership opportunities and other matters relevant

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to the success of the joint project initiatives described herein. The results of these periodic checkpoints are expected to be documented plans for equipment installation and service provisioning throughout the Territory with tasks, task owners, milestones and deliverables which may require revision, amendment and/or expansion of this Agreement.

ARTICLE IV.
LICENSES; OWNERSHIP; MAINTENANCE AND SUPPORT

Section 1. License Grant. In all cases pursuant to and in consideration of Wave2Wave’s payment for applicable fees thereunder:

          (a) INI hereby grants Wave2Wave a nonexclusive and nontransferable (except as set forth herein) license to use the Network Services Node, and, under its intellectual property rights, the 4G Technology. The duration of such license to the 4G Technology shall be as follows: (i) for Equipment with respect to which INI is the Financing Party, including the Equipment for the Lincoln Building, such license shall be for the Term and upon payment in full by Wave2Wave of the Purchase Amount, such license shall be converted to a perpetual license; and, (ii) for Equipment with respect to which Wave2Wave is the Financing Party, such license shall be a perpetual license commencing upon delivery of the applicable Equipment.

          (b) Subject to the terms of this Agreement and for Equipment with respect to which INI is the Financing Party, INI grants to Wave2Wave a nonexclusive, nontransferable, license during the Term to use the Equipment in the Territory until such time as title to the Equipment transfers to Wave2Wave pursuant to the terms and conditions of this Agreement. The scope of the foregoing license encompasses Wave2Wave’s internal use of Equipment in connection with providing 4G Services to its customers, but excludes any sublicensing, uploading or otherwise transferring, or providing direct access to, the Equipment (except as necessary to accomplish the provision of the 4G Services to such customers) to any third party without INI’s prior written consent.

Section 2. License fees. The Parties agree that the consideration which would otherwise be due to INI pursuant to clauses (a) and (b) above shall be incorporated into amounts which will otherwise be due under the Revenue Sharing arrangement.

Section 3. Section 365(n). Notwithstanding the provisions of Article I, Section 3, the rights to the 4G Technology licensed pursuant to Section 1(a) of this Article IV are, and shall otherwise be deemed to be, for purposes of Section 365 (n) of the United States Bankruptcy Code (the “Code”), licenses to rights to “intellectual property” as defined under the Code. INI acknowledges that if it, as a debtor in

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possession or a trustee in bankruptcy in a case under the Code, rejects this Agreement, then Wave2Wave may elect to retain its rights under this Agreement as provided in Section 365(n) of the Code. The Parties further agree that, in the event of the commencement of any bankruptcy proceeding by or against INI under the Code, Wave2Wave shall be entitled to retain all of such rights under this Agreement in accordance with Section 365(n) of the Code. INI agrees and acknowledges that enforcement by Wave2Wave of any rights under Section 365(n) of the Code in connection with this Agreement shall not violate the automatic stay of Section 362 of the Code and waives any right to object on such basis.

Section 4. Ownership. With respect to Equipment for which INI is the Financing Party, INI solely owns all rights, title and interest in and to the Equipment installed, and reserves all rights thereto not expressly granted under this Agreement. Title to such Equipment shall pass to Wave2Wave upon payment in full to INI of the Purchase Amount in accordance with Article V. Title to Equipment for which Wave2Wave is the Financing Party shall transfer to Wave2Wave upon the payment by Wave2Wave of the applicable Quote.

ARTICLE V.
REVENUE SHARING

          Section 1. The Parties shall share the revenue derived from this Agreement pursuant to the following calculation:

          “Revenue Share” = [***]

where, with respect to any building in the Territory “Gross Revenue” means [***], “Baseline Revenue” means [***], and “Expenses” means [***] A detailed description of applicable Expenses, for purposes of this Section 1 shall be agreed between the Parties in the five (5) year business plan agreed to by each Party’s respective Board of Directors. With respect to buildings in which Equipment with respect to which the Purchase Amount has not been recovered in full by the Financing Party: (i) in the event that such Financing Party is INI, the Applicable Percentage for purposes of calculating the Revenue Share payable by Wave2Wave to INI shall equal [***] until such Purchase Amount has been recovered by INI and (ii) in the event that such Financing Party is Wave2Wave, the Applicable Percentage for purposes of calculating the Revenue Share payable by Wave2Wave to INI shall equal [***] until such Purchase Amount has been recovered by Wave2Wave. Following the recovery of the Purchase Amount by the Financing Party with respect to any building, the Applicable Percentage shall be equal to [***].

Section 2. Within thirty (30) days following the conclusion of any calendar quarter, Wave2Wave shall remit to INI the Revenue Share, together with an accounting, in

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reasonable detail and consistent with generally accepted accounting principles, setting forth information used to calculate the Revenue Share.

Section 3. INI shall have the right to audit Wave2Wave’s books and records for the sole purpose of determining whether Wave2Wave has complied with this ARTICLE V. If an audit reveals underpayment of fees due under this Agreement, all such amounts will be promptly paid with interest at the prevailing U.S. dollar prime rate accruing from the original due date. If any such underpayment exceeds 5% of the revenue due to INI for the period audited, Wave2Wave will also pay INI’s reasonable and actual costs of conducting the audit. Any information disclosed to or developed by INI in connection with any audit shall be the Confidential Information of Wave2Wave.

Section 4. Each Party, its Affiliates and sublicensees shall at all times act in good faith and in a commercially reasonable manner (including, without limitation, the use of generally accepted accounting principles, consistently applied) and shall not intentionally or knowingly inappropriately or inaccurately apportion amounts invoiced for the purpose or effect of circumventing or depriving the other Party of any benefit due them under this Agreement.

Section 5. As an additional inducement for INI to enter into this Agreement, Wave2Wave will purchase from INI on the Effective Date, and INI shall sell, transfer, convey, assign and deliver to Wave2Wave within one week from the Effective Date, each subject to and pursuant to the terms and conditions of a Subscription Agreement, substantially in the form of Exhibit C attached hereto, [***] shares of the common stock, par value $.01 per share (the “Common Stock”) of incNETWORKS, Inc. at a price of [***] per share, for a total payment of [***] (the “Investment”).

ARTICLE VI.
REPRESENTATIONS AND WARRANTIES; INDEMNITIES

          Section 1. General Warranties. Each Party represents, warrants and covenants to the other that:

                    a. it is duly organized and validly existing and is in good standing under the laws of its jurisdiction of organization and is qualified and in good standing as a foreign corporation under the laws of any jurisdiction where the ownership of its assets or the conduct of its business require such Party to be so qualified;

                    b. its execution, delivery, and performance of this Agreement has been duly authorized by all appropriate organizational action on the part of such Party and this Agreement constitutes the valid and binding obligation of such Party enforceable against such Party in accordance with the terms of this Agreement;

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                    c. neither the execution and delivery by such Party of this Agreement, nor the consummation by such Party of the transactions contemplated hereby, nor compliance by such Party with the provisions hereof, conflicts with or results in a breach of any of the provisions of the organizational documents or by-laws of such Party, or any amendments thereto, or any applicable law, judgment, order, writ, injunction, decree, rule or regulation of any court, administrative agency or other governmental authority, or of any agreement or other instrument to which such Party is a party or by which it is bound, or constitute a default under any provision thereof;

                    d. no approval, authorization, consent, permission, or waiver to or from, or notice, filing, or recording to or with, any person, entity or governmental authority is necessary for the execution and performance of this Agreement;

                    e. it has and shall maintain during the Term the proper licenses and rights to perform its obligations hereunder;

                    f. its personnel have and shall have the necessary experience, qualifications, knowledge, competency and skill set to perform the obligations of such Party pursuant to this Agreement;

                    g. it is in compliance with all applicable local, city, state, federal and international laws, rules and regulations including all environmental, immigration, safety and health and labor and employment (including those addressing discrimination, harassment and retaliation) laws, rules and regulations, and shall remain in compliance during the Term of this Agreement; and

                    h. it shall instruct its personnel in any applicable safety standards and protocols of which it is made aware, and shall follow all such standards and protocols.

          Section 2. Territory Access Warranties. Wave2Wave represents and warrants that it has secured access to the Territory and that it will be able to meet its obligations under ARTICLE II. Section 2.e hereof as of the Effective Date. In the event of any breach of this Warranty, Wave2Wave will reimburse INI for any additional costs incurred by it in order to procure access to a building in the Territory in order to perform the Joint Work under this Agreement.

          Section 3. Equipment and Other Warranties.

                    a. INI agrees to provide the 4G Service hereunder in accordance with established industry standards, the service levels specified in the Standard Terms and Conditions, and any additional requirements established jointly and in writing by the Parties for a specific building within the Territory. The foregoing extends to the Equipment’s performance as part of the 4G Service, and the compatibility of the

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Equipment, as part of the Service, with products, elements, or components not supplied by INI but approved or recommended by INI for use in connection with the 4G Service, including interfaces to equipment or systems defined in any appendices hereto for which INI is responsible pursuant to this Agreement.

                    b. INI shall pass through to Wave2Wave any manufacturer warranties for Equipment hardware or components and, to the extent necessary or to the extent that any such manufacturer warranty prohibits such pass-through, assist Wave2Wave in the pursuit of any claims or rights thereunder.

                    c. In the event of any breach of the warranty set forth in this Section 3, INI shall promptly repair or replace the defective or nonconforming Equipment or otherwise cure any defects and deficiencies so that the Equipment, 4G Service and Network Service Node shall perform in accordance with the requirements of this Agreement.

                    d. Notwithstanding the foregoing, INI shall have no liability pursuant to this Section 3 for:

                         i. damage caused by an event of Force Majeure other than to the extent that the Equipment or component of the Service should have been able to withstand any such Force Majeure event, in accordance with established industry standards;

                         ii. alterations by Wave2Wave and/or INI at Wave2Wave’s request against INI’s written recommendations and inconsistent with this Agreement, excluding normal maintenance or parameter changes; damage or deficiencies resulting from a failure by Wave2Wave to comply with established industry standards; damage resulting from the gross negligence or willful misconduct of Wave2Wave, or any of its employees, agents or contractors (other than INI and its permitted subcontractors); or performance or damages directly resulting from the failure of equipment or software (or any related services) not provided by INI or any of its permitted subcontractors (provided that INI has not contributed to such failure or failed to comply with INI’s project management responsibilities which contributed to such failure), provided that this shall not limit INI’s obligations under the Standard Terms and Conditions.

          Section 4. Infringement Indemnity. INI will defend and hold harmless Wave2Wave from any losses or expenses (including reasonable legal fees) arising from any third-party action brought against Wave2Wave to the extent based on a claim that the 4G Service or the 4G Technology infringes any patent, copyright or other intellectual property right. Wave2Wave will defend and hold harmless INI from any losses or expenses (including reasonable legal fees) arising from any third-party action brought against INI to the extent based on a claim that an add-on product, or other product

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used in connection with Wave2Wave’s facilities and not provided, recommended or approved by INI infringes any patent, copyright or other intellectual property right. The Party entitled to indemnification hereunder will (a) promptly notify the other Party in writing of the claim, (b) grant the other Party sole control of the defense and settlement of the claim, and (c) reasonably assist the other Party in defending the claim, at such other Party’s expense.

          Section 5. Service Warranty.

                    a. The Parties shall, subject to the terms and conditions hereof, perform their obligations hereunder with reasonable care and in good faith, and in a manner consistent with the procedures and practices that a prudent business person in the industry would employ relating to services of the nature and character provided hereunder, using a degree of skill and attention no less than that which each Party customarily exercises with respect to customers or territory not subject to this Agreement that they manage for others in accordance with their existing practices and procedures.

                    b. INI warrants that all services provided to Wave2Wave under this Agreement by its personnel or permitted subcontractors will be provided in accordance with standard industry practices. Wave2Wave will notify INI of any alleged breach of this warranty within thirty (30) days of the performance of any such services. In the event of a breach of this warranty, Wave2Wave’s sole and exclusive remedy for such breach shall be for INI to repair or re-perform such services without charge to Wave2Wave.

                    c. Wave2Wave warrants that all services provided to customers using capacity on the Network pursuant to this Agreement by its personnel or permitted subcontractors will be performed in accordance with standard industry practices.

          Section 6. Resources. INI represents and warrants that it possesses sufficient monetary resources as of the Effective Date and taking into account the Investment, to complete its obligations hereunder in connection with the Lincoln Building project, and to operate for a reasonable period of time thereafter.

          Section 7. Liability. Each Party shall be responsible for, and hereby assumes, any and all risks of personal injury or property damage attributable to the grossly negligent or willful acts or omissions, during the Term of this Agreement, of such Party, its affiliates and their respective directors, officers, employees and agents and for the activities such Party is responsible for conducting under this Agreement. Each Party agrees to indemnify and hold the other harmless with respect to such liabilities.

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ARTICLE VII. GENERAL PROVISIONS

          Section 1. Applicable Law. This Agreement shall be construed and enforced in accordance with, and governed by, the law of the State of New Jersey. The Parties hereto exclusively submit to the exclusive jurisdiction of the courts of the State of New Jersey to the extent required for the litigation of any claim, dispute or difference that may arise hereunder, and each Party hereby irrevocably consents that service of process shall be valid if served in the manner and to the address set forth herein.

          Section 2. Expenses. Other than as set forth herein, all expenses incurred by the Parties under this Agreement will be borne solely and entirely by the Party which has incurred such expenses.

          Section 3. Forum for Resolving Disputes. Any claim or controversy arising out of or related to a claimed violation or material breach of this Agreement or any of the provisions herein shall be resolved by final and binding arbitration administered by JAMS or another provider of arbitration services in accordance with their current rules for resolving commercial disputes. Notwithstanding the above, either Party shall also have the right to seek equitable and injunctive relief in any New Jersey court of competent jurisdiction in the event that a breach or threatened breach may give rise to

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irreparable injury to such Party which may not be adequately compensated by monetary damages.

          Section 4. OTHER THAN IN CONNECTION WITH A PARTY’S INDEMNIFICATION OBLIGATIONS OR A PARTY’S BREACH OF ITS OBLIGATIONS PURSUANT TO THE NON DISCLOSURE AGREEMENT, NEITHER PARTY SHALL BE LIABLE TO THE OTHER OR TO ANY THIRD PARTY FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES, INCLUDING, BUT NOT LIMITED TO, LOST PROFITS ARISING OUT OF THIS AGREEMENT, EVEN IF THE PARTIES HAVE KNOWLEDGE OF THE POSSIBILITY OF SUCH DAMAGES. OTHER THAN IN CONNECTION WITH A PARTY’S INDEMNIFICATION OBLIGATIONS OR A PARTY’S BREACH OF ITS OBLIGATIONS PURSUANT TO THE NON DISCLOSURE AGREEMENT, NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, THE MAXIMUM EXTENT OF EACH PARTY’S LIABILITY TO THE OTHER HEREUNDER, SHALL NOT, UNDER ANY CIRCUMSTANCES EXCEED THE AGGREGATE FEES ACTUALLY PAID BY WAVE2WAVE TO INI IN CONNECTION WITH THE BUILDING ACTUALLY GIVING RISE TO SUCH LIABILITY.

          Section 5. Subcontracting/Assignment. Neither Party shall subcontract or delegate any of its responsibilities hereunder to any other party without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed. Either Party may only assign this Agreement in its entirety, upon written notice to the other Party: (i) to an affiliated company; or (ii) to an unaffiliated company pursuant to a sale, merger or other consolidation of the other Party or any of its applicable operating division and covenants that this Agreement shall be assigned in the event of any such sale, merger or other consolidation. Any assignment other than as described above shall be null and void.

          Section 6. Attachments. All attachments to this Agreement shall be deemed a part of this Agreement and incorporated herein by reference.

          Section 7. Amendment. This Agreement may not be modified or amended or any term or provision hereof waived or discharged except in a physical writing (e.g., no e-mail) signed by the Parties.

          Section 8. Waiver. The waiver by one Party of a breach of any provision of this Agreement by the other shall not operate or be construed as a waiver of any subsequent breach.

          Section 9. Construction. The headings of contained in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning thereof. Words importing the singular include the plural, words importing any gender

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include every gender and words importing persons include entities, corporate and otherwise; and (in each case) vice versa. Whenever the terms “including” or “include” are used in this Agreement in connection with a single item or a list of items within a particular classification (whether or not the term is followed by the phrase “but not limited to” or words of similar effect) that reference shall be interpreted to be illustrative only, and shall not be interpreted as a limitation on, or an exclusive enumeration of the items within such classification.

          Section 10. Independent Parties. INI and Wave2Wave are independent parties. Nothing in this Agreement will be construed to make either Party an agent, employee, franchisee, joint venturer or legal representative of the other Party. Neither Party will have, nor represent itself to have, any authority to bind the other Party or act on its behalf.

          Section 11. Severability. If for any reason any provision of this Agreement becomes unenforceable, other than as a result of a breach or default by a Party that provision of the Agreement will be enforced to the maximum extent permissible and the other provisions of this Agreement will remain in full force and effect.

          Section 12. Notices. All notices required or permitted under this Agreement will be in writing and will be deemed given when personally delivered or three business days after being mailed by U.S. certified mail, first class, postage prepaid (or by reputable courier service with package tracking ability, such as Fed Ex, UPS, DHL, etc.), to such Party at the address set forth in the first paragraph of this Agreement. Each Party may change such address by notice to the other Party in compliance with this Section.

          Section 13. Force Majeure. Neither Party will be responsible for any failure or delay in its performance under this Agreement due to causes beyond its reasonable control, including but not limited to, labor disputes, strikes, lockouts, shortages of or inability to obtain labor, energy, raw materials or supplies, war, riot, act of God or governmental action.

          Section 14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the day and year first above written.

incNETWORKS, Inc.	WAVE2WAVE COMMUNICATIONS, INC.

By: /s/ Jesse E. Russell	By: /s/ Steven Asman
Print Name: Jesse E. Russell	Print Name: Steven Asman
Title: CEO	Title: President

* We have requested confidential treatment of certain provisions contained in this exhibit. The copy filed as an exhibit omits the information subject to the confidentiality request.*

EXHIBIT A

REGION_NM	MGMT_CO_NM	BLDG_NB	BUILDING_NM	STREET_ADDRESS_TX	CITY_NM	STATE_NM	ZIP_CD
1	Chicago	CB Richard Ellis	4210	205 West Wacker Drive	10	Chicago	Illinois	60606
2	Chicago	Equity Office Properties	5017	One Oakbrook Terrace	1 Oakbrook Terrace	Oakbrook	Illinois	
3	Chicago	Equity Office Properties	5336	Westbrook Tower 1	1 Westbrook Corporate Center - Tower 1	Westchester	Illinois	60154
4	Chicago	Dan Development	4495	10 East 22nd Street	10 East 22nd Street	Lombard	Illinois	60148
5	Chicago	Equity Office Properties	5314	The Mercantile Exchange Building 1	10 South Wacker Drive	Chicago	Illinois	60606
6	Chicago	Naperville Professional Building Associates	3929		10 West Martin Avenue	Naperville	Illinois	
7	Chicago	Equity Office Properties	5296	100 Tri-State	100 Tri-State International	Lincolnshire	Illinois	60069
8	Chicago	Freidman Properties	4462	400-408 North Clark Street	100 West Kinzie	Chicago	Illinois	60601
9	Chicago	Prudential	3895	100 West Roosevelt Road	100 West Roosevelt A&B	Wheaton	Illinois	60187
10	Chicago	Scribcor	4514		1000 Grand Canyon Parkway	Hoffman Estates	Illinois	
11	Chicago	Dan Development	4533	1000 North Halsted	1000 North Halsted	Chicago	Illinois	06060
12	Chicago	National Plaza II LLC	3936	1000 Plaza Drive	1000 Plaza Drive	Schaumburg	Illinois	
13	Chicago	Chalet	5356	1000 Skokie Blvd	1000 Skokie Blvd	Wilmette	Illinois	60091
14	Chicago	Friedman Properties	5152	101 West Grand Avenue	101 West Grand Avenue	Chicago	Illinois	60610
15	Chicago	CB Richard Ellis	5018		102 Wilmot	Deerfield	Illinois	60015
16	Chicago	Property Managers of Illinois, Inc.	4256		1020 West 31st Street	Downers Grove	Illinois	60515
17	Chicago	Marc Realty	3935		1021 West Adams	Chicago	Illinois	
18	Chicago	US Realtel	3716	10255 West Higgins Road	10255 West Higgins Road	Rosemont	Illinois	60018
19	Chicago	US Realtel	3715	10275 West Higgins Road	10275 West Higgins Road	Rosemont	Illinois	60018
20	Chicago	Cushman & Wakefield	3907		10330 Roosevelt Road	Westchester	Illinois	
21	Chicago	CB Richard Ellis	5019		104 Wilmot	Deerfield	Illinois	60015
22	Chicago	Cushman & Wakefield	3902	Woodfield Executive Center	1051 Perimeter	Schaumburg	Illinois	
23	Chicago	CB Richard Ellis	5020		106 Wilmot	Deerfield	Illinois	60015
24	Chicago	CB Richard Ellis	5021		108 Wilmot	Deerfield	Illinois	60015
25	Chicago	Marc Realty	3937	11 East Adams	11 East Adams	Chicago	Illinois	60603
26	Chicago	Imperial	4333		110 East Schiller	Elmhurst	Illinois	
27	Chicago	Berk	3919		1100 East Woodfield	Schaumburg	Illinois	
28	Chicago	Institutional Property Managers of Illinois, Inc.	4257		1100 West 31st Street	Downers Grove	Illinois	60515
29	Chicago	S&N Partnership	3938	Shaker Building	1100 West Lake	Oak Park	Illinois	
30	Chicago	Cushman & Wakefield	3901	Woodfield Executive Plaza	1101 Perimeter	Schaumburg	Illinois	
31	Chicago	Renaissance	3911	1107 South Manneim Road	1107 South Manneim Road	Westchester	Illinois	60154
32	Chicago	Berk	3928	111 North Wabash	111 North Wabash	Chicago	Illinois	60602
33	Chicago	P & S Ltd	3941	111 West Jackson	111 West Jackson	Chicago	Illinois	60606
34	Chicago	The Atrium at Olde City (Weisboard &	3926	Burnham Center Building	111 West Washington	Chicago	Illinois	
35	Chicago	Marc Realty	3971	1111 Plaza Drive	1111 Plaza Drive	Schaumburg	Illinois	60173
36	Chicago	Renaissance	3910	1127 South Manheim Road	1127 South Manheim Road	Westchester	Illinois	60154
37	Chicago	Marc Realty	3940	Oak Leaves Building	1140 West Lake	Oak Park	Illinois	
38	Chicago	Marc Realty	4084	Westgate Center	1146 Westgate -	Chicago	Illinois	
39	Chicago	Sandz Real Estate Co	4115		1165 North Clark	Chicago	Illinois	
40	Chicago	Amerimar	3872	118 S. Clinton	118 S. Clinton	Chicago	Illinois	60661
41	Chicago	The Lurie Company	3733	120 South La Salle Street	120 South La Salle Street	Chicago	Illinois	
42	Chicago	The Lurie Company	3713	120 South Lasalle Street	120 South Lasalle Street	Chicago	Illinois	
43	Chicago	Marc Realty	3943	120 West Madison	120 West Madison	Chicago	Illinois	60603
44	Chicago	Sandz Real Estate Co	4117		1201 North Clark	Chicago	Illinois	
45	Chicago	Harwood Management Ltd	4711	1211,1215 Imperial Hwy	1203- 1219 Imperial Highway	Brea	California	92621
46	Chicago	RREEF	5208	Oak Brook Executive Plaza	1211 & 1301 West 22nd Street	Oakbrook	Illinois	60523
47	Chicago	Prentiss Properties	5289	123 North Wacker Drive	123 North Wacker Drive	Chicago	Illinois	60606
48	Chicago	Marc Realty	3944	123 West Madison	123 West Madison	Chicago	Illinois	60602
49	Chicago	U.S. Equities Asset Management, LLC	4035	Chicago Public Schools	125 South Clark Street	Chicago	Illinois	
50	Chicago	Amerimar	3873	130 South Jefferson	130 South Jefferson	Chicago	Illinois	60661
51	Chicago	Berk	3924		1300 East Woodfield	Schaumburg	Illinois	60173
52	Chicago	RREEF	5209	Oak Brook Executive Plaza	1315 West 22nd Street	Oakbrook	Illinois	60523
53	Chicago	Marc Realty	5321	134 North Lasalle	134 North Lasalle	Chicago	Illinois	60602
54	Chicago	Jones Lang LaSalle	3972		1375 East Woodfield Drive	Schaumburg	Illinois	60194

55	Chicago	Fibernet	5195	CBOT	141 West Jackson	Chicago	Illinois	60604
56	Chicago	Carr America	4624	Crossings	1420 Kensington Road	Oakbrook	Illinois	60523
57	Chicago	Transwestern	5362	150 N Wacker	150 N Wacker	Chicago	Illinois	60606
58	Chicago	Jones Lang LaSalle	3862		150 North Michigan	Chicago	Illinois	
59	Chicago	Carr America	4621	The Crossings	1520 Kensington Road	Oakbrook	Illinois	60523
60	Chicago	Superior Partners LTD.	4615	154 West Hubbard	154 West Hubbard	Chicago	Illinois	60610
61	Chicago	Marc Realty	3945		1550 Higgins	Elk Grove Village	Illinois	
62	Chicago	Leonard Flax	4357	Jefferson	156 North Jefferson	Chicago	Illinois	60661
63	Chicago	Freidman Properties	4459		160 North Dearborn	Chicago	Illinois	
64	Chicago	Marc Realty	5316	17 North State Street	17 North State Street	Chicago	Illinois	60602
65	Chicago	Equity Office Properties	5363	1700 Higgins Centre	1700 W Higgins Road	Des Plaines	Illinois	60018
66	Chicago	Imperial Realty	3866	Eisenhower Tower	1701 South 1st Avenue	Maywood	Illinois	60153
67	Chicago	Marc Realty	3934	One Woodfield Place	1701 Woodfield Road	Schaumburg	Illinois	60173
68	Chicago	Inter-Continental	4258		17130 South Torrence	Lansing	Illinois	
69	Chicago	Renaissance	3889	1717 Deerfield Road	1717 Deerfield Road	Deerfield	Illinois	00000
70	Chicago	Poplar Creek Management	5091	Poplar Creek Office Plaza	1721 Moon Lake Boulevard	Hoffman Estates	Illinois	60194
71	Chicago	Freidman Properties	4453		175 North State Street	Chicago	Illinois	
72	Chicago	175 W. Jackson LLC	3930	175 West Jackson	175 West Jackson	Chicago	Illinois	60604
73	Chicago	European American Realty, LTD	4700		18 South Michigan	Chicago	Illinois	60603
74	Chicago	Equity Office Properties	5344	One Lincoln Center	18 West 140 Butterfield Road	Oakbrook Terrace	Illinois	60181
75	Chicago	Fibernet	5281	180 North LaSalle	180 North LaSalle	Chicago	Illinois	
76	Chicago	The Atrium at Olde City (Weisboard &	3927		180 North Michigan	Chicago	Illinois	
77	Chicago	Marc Realty	3946	180 North Wabash	180 North Wabash	Chicago	Illinois	60601
78	Chicago	Prentiss Properties	3857	1800 Sherman Avenue	1800 Sherman Avenue	Evanston	Illinois	
79	Chicago	1805 High Point LLC	3734	1805 High Point Drive	1805 High Point Drive	Naperville	Illinois	
80	Chicago	Imperial	4307	1866 North Sheridan Road	1866 North Sheridan Road	Highland Park	Illinois	
81	Chicago	Scribcor Capital LLC	4512		1880 Oak Avenue	Evanston	Illinois	60201
82	Chicago	St. Andrews Properties	5262	19 South LaSalle Street	19 South LaSalle Street	Chicago	Illinois	60603
83	Chicago	GVA Williams	3727	190 South Lasalle Street	190 South Lasalle Street	Chicago	Illinois	
84	Chicago	Trizec Hahn Office Properties	3933	Chatha Center	1901 North Roselle	Schaumburg	Illinois	60194
85	Chicago	US RealTel	3731	1901 South Meyers Road	1901 South Meyers Road	Oakbrook Terrace	Illinois	60181
86	Chicago	Imperial	4306	1910 1st Street	1910 1st Street	Highland Park	Illinois	
87	Chicago	Dan Development	4497	Anvil Office Center	1920 South Highland	Lombard	Illinois	60148
88	Chicago	Dan Development	4494	Epic Office Park	2 East 22nd Street	Lombard	Illinois	
89	Chicago	Equity Office Properties	5339	Westbrook Tower 2	2 Westbrook Corporate Center - Tower 2	Westchester	Illinois	60154
90	Chicago	Marc Realty	4108	20 East Jackson	20 East Jackson Street	Chicago	Illinois	60603
91	Chicago	M&J Wilkow	3735	2 Banc One Plaza	20 South Clark Street	Chicago	Illinois	
92	Chicago	Equity Office Properties	5315	The Mercantile Exchange Building 2	20 South Wacker Drive	Chicago	Illinois	60606
93	Chicago	???	5317	200 North LaSalle	200 North LaSalle	Chicago	Illinois	60601
94	Chicago	HSA	4720	The Borg Warner Building	200 South Michigan	Chicago	Illinois	60604
95	Chicago	New Water	3729	200 South Wacker Street	200 South Wacker Street	Chicago	Illinois	
96	Chicago	Equity Office Properties	5295	200 Tri State International	200 Tri-State International	Lincolnshire	Illinois	60069
97	Chicago	Marc Realty	4675	200 West Jackson	200 West Jackson	Chicago	Illinois	60606
98	Chicago	US Realtel	3720	200 West Madison Street	200 West Madison Street	Chicago	Illinois	
99	Chicago	CB Richard Ellis	5228	2001 Midwest Road	2001 Midwest Road	Oakbrook	Illinois	60523
100	Chicago	Marc Realty	3947	203 North Wabash	203 North Wabash	Chicago	Illinois	
101	Chicago	Marc Realty	3948	205 West Randolph	205 West Randolph	Chicago	Illinois	60606
102	Chicago	Prime Group	5268	208 South LaSalle	208 South LaSalle	Chicago	Illinois	60606
103	Chicago	Urban Innovations	4014		212 West Superior	Chicago	Illinois	
104	Chicago	Premiervest	4116		213 West Institute Place	Chicago	Illinois	
105	Chicago	Dan Development	4535	The Clyborn Triangle	2144-2150 North Clyborn	Chicago	Illinois	
106	Chicago	Urban Innovations	4013		215 West Superior	Chicago	Illinois	
107	Chicago	Marc Realty	3949	216 West Jackson	216 West Jackson	Chicago	Illinois	
108	Chicago	Dan Development	4496	2200 South Main Street	2200 South Main Street	Lombard	Illinois	60148
109	Chicago	Marc Realty	3950		222 South Morgan	Chicago	Illinois	
110	Chicago	Urban Innovations	4012		222 West Hubbaroad	Chicago	Illinois	
111	Chicago	Urban Innovations	4011		223 West Erie	Chicago	Illinois

112	Chicago	Ya Zhou Wen Hua Enterprises LTD	3992	223 West Jackson Boulevard	223 West Jackson Boulevard	Chicago	Illinois	60606
113	Chicago	US Equities	4725	The Santa Fe Center	224 South Michigan	Chicago	Illinois	
114	Chicago	Prentiss Properties Management L. P.	3861		225 West Ohio	Chicago	Illinois	
115	Chicago	Berik	3918	At&T Center	227 West Monroe	Chicago	Illinois	60606
116	Chicago	Dolan Associates	4759	Bannockburn Executive Plaza	2275 Half Day Road	Bannockburn	Illinois	60015
117	Chicago	???	5318	230 West Monroe	230 West Monroe	Chicago	Illinois	60606
118	Chicago	Horwitz & Company	4285		230 West Superior	Chicago	Illinois	
119	Chicago	Foremost Business	5312	23272 Mill Creek Drive	23272 Mill Creek Drive	Laguna Hills	California	92653
120	Chicago	Cushman & Wakefield	3905		233 North Michigan	Chicago	Illinois	
121	Chicago	Trizec Hahn Office Properties	3931	Sears Tower	233 South Wacker	Chicago	Illinois	
122	Chicago	Muller Company	5251	Taj Mahal	23521 Paseo de Valencia	Laguna Hills	California	92653
123	Chicago	Marc Realty	3952	Arlington Debb	2355 Arlington Heights Road	Arlington Heights	Illinois	60008
124	Chicago	Winoker	4850	Polygon	24351-61 El Toro Road	Laguna Hills	California	92653
125	Chicago	Dan Development	4498	246 Janata	246 Janata	Lombard	Illinois	60148
126	Chicago	Equity Office Properties	5298	25 Tri-State International	25 Tri-State International	Lincolnshire	Illinois	60069
127	Chicago	Avgeris	3864	2500 South Highland	2500 South Highland	Lombard	Illinois	
128	Chicago	Horwitz & Company	4164		2551 North Clark	Chicago	Illinois	
129	Chicago	Freidman Properties	4460		26-30 West Hubbaroad	Chicago	Illinois	
130	Chicago	Marc Realty	3898	2720 South River Road	2720 South River Road	Des Plaines	Illinois	60018
131	Chicago	Marc Realty	3954	28 East Jackson	28 East Jackson	Chicago	Illinois	60604
132	Chicago	CB Richard Ellis	5229	OHARE ATRIUM OFFICE PLAZA	2800 River Road	Des Plaines	Illinois	60018
133	Chicago	Intereal	4381		2801 Finley Road	Lombard	Illinois	
134	Chicago	Avgeris	3865		2801 South Fairfield	Lombard	Illinois	
135	Chicago	Sunny Hills Palladium	5310	Sunny Hills Business Park	285 E. Imperial Highway	Brea	California	92821
136	Chicago	Marc Realty	3955	29 East Madison	29 East Madison	Chicago	Illinois	60602
137	Chicago	Aegis	3915		2901 Arthington	Chicago	Illinois	60624
138	Chicago	Aegis	3914	Allstate Building	2933 Arthington	Chicago	Illinois	60624
139	Chicago	Leonard Flax	4358		299 East Ontario	Chicago	Illinois	
140	Chicago	Equity Office Properties	5340	Westbrook Tower 3	3 Westbrook Corporate Center - Tower 3	Westchester	Illinois	60154
141	Chicago	Equity Office Properties	5261	The Mercantile Exchange Building 3	30 South Wacker Drive	Chicago	Illinois	60606
142	Chicago	US Realtel	3714	30 West Monroe Street	30 West Monroe Street	Chicago	Illinois	
143	Chicago	Equity Office Properties	5297	300 Tri-State	300 Tri-State International	Lincolnshire	Illinois	60069
144	Chicago	Berik	3920		300 West Adams	Chicago	Illinois	
145	Chicago	Urban Innovations	4009		300 West Hubbaroad	Chicago	Illinois	
146	Chicago	CB Richard Ellis Iinc.	4760	Bannockburn Corp Center	3000 Lakeside	Bannockburn	Illinois	60015
147	Chicago	Scribcor	4678		3003 Butterfield	Oakbrook	Illinois	
148	Chicago	Renaissance	3913	3010 Woodcreek Drive	3010 Woodcreek Drive	Downers Grove	Illinois	60515
149	Chicago	Renaissance	3912	3020 Woodcreek Drive	3020 Woodcreek Drive	Downers Grove	Illinois	60515
150	Chicago	Walters & Samuels	3993		307 North Michigan	Chicago	Illinois	
151	Chicago	Winston Management Corp	4356		308 West Erie	Chicago	Illinois	
152	Chicago	US Realtel	3721	309 Fellowingship Road	309 Fellowingship Road	Chicago	Illinois	
153	Chicago	Marc Realty	3957	309 West Washington	309 West Washington	Chicago	Illinois	60606
154	Chicago	Duffy Bros. Management Co.	3886		311 West Superior	Chicago	Illinois	
155	Chicago	Urban Innovations	4010		314 West Superior	Chicago	Illinois	
156	Chicago	Marc Realty	4703	318 West Adams	318 West Adams	Chicago	Illinois	60606
157	Chicago	Avgeris and Associates Inc.	3856	3201 Old Glenview	3201 Old Glenview	Wilmette	Illinois	60606
158	Chicago	Urban Innovations	4008		322 South Green	Chicago	Illinois	
159	Chicago	Friedman Properties	5088	Reid Murdoch	325 North LaSalle	Chicago	Illinois	60610
160	Chicago	Urban Innovations	4007		325 West Huron	Chicago	Illinois	
161	Chicago	Strerling Bay Companies	4611		329 West 18th Street	Chicago	Illinois	
162	Chicago	???	5320	33 North Dearborn	33 North Dearborn	Chicago	Illinois	60602
163	Chicago	Berik	3922		33 North Lasalle	Chicago	Illinois	
164	Chicago	Aegis	3916		3301 Arthington	Chicago	Illinois	60624
165	Chicago	Van Vlissingen And Co	4757	333 Knights Bridge	333 Knights Bridge	Lincolnshire	Illinois	60069
166	Chicago	Berik	3923		333 North Michigan	Chicago	Illinois

167	Chicago	Dan Development	4537		3330-40 North Clark	Chicago	Illinois	
168	Chicago	Aegis	3732		3333 Arthington	Chicago	Illinois	60624
169	Chicago	New Water	3728	35 West Wacker Drive	35 West Wacker Drive	Chicago	Illinois	
170	Chicago	Imperial	4315	3525 West Peterson	3525 West Peterson	Chicago	Illinois	60659
171	Chicago	Berik	3921		358 Ontario	Chicago	Illinois	
172	Chicago	Marc Realty	3958		361 West Chestnut	Chicago	Illinois	
173	Chicago	Aegis	3917		363 West Erie	Chicago	Illinois	
174	Chicago	Scribcor Capital LLC	4511		3633 West Lake Avenue	Glenview	Illinois	
175	Chicago	Marc Realty	3903	Crossroads Center	3701 Algonquin	Rolling Meadows	Illinois	60008
176	Chicago	Urban Innovations	4003		372 West Ontario	Chicago	Illinois	
177	Chicago	Carr America	4619	Unisys	377 Butterfield Road	Lombard	Illinois	60148
178	Chicago	Friedman Properties	5394	4 East Ohio Street	4 East Ohio Street	Chicago	Illinois	60611
179	Chicago	Equity Office Properties	5341	Westbrook Tower 4	4 Westbrook Corporate Center - Tower 4	Westchester	Illinois	60154
180	Chicago	Marc Realty	3959	40 North Wells	40 North Wells	Chicago	Illinois	60606
181	Chicago	Cushman & Wakefield	3904	Boulevard 40	40 Skokie Boulevard	Northbrook	Illinois	60062
182	Chicago	Freidman Properties	4461		40 West Hubbard Street	Chicago	Illinois	
183	Chicago	Scribcor	5302	Wrigley Building	400 North Michigan Avenue	Chicago	Illinois	60611
184	Chicago	Imperial	4314	4001 West Devon	4001 West Devon	Chicago	Illinois	60646
185	Chicago	Trizec Hahn Office Properties	3932		400-410 North Michigan	Chicago	Illinois	
186	Chicago	Anvan	3896		401 South State Street	Chicago	Illinois	
187	Chicago	Freidman Properties	4466		420 North Wabash	Chicago	Illinois	
188	Chicago	Friedman Properties	5359	420 North Wabash	420 North Wabash	Chicago	Illinois	
189	Chicago	Marc Realty	3960		427 South Lasalle	Chicago	Illinois	
190	Chicago	Urban Innovations	4004		429 West Superior	Chicago	Illinois	
191	Chicago	Friedman Properties	5144	430-436 North Clark	430-436 North Clark	Chicago	Illinois	60610
192	Chicago	Freidman Properties	4454		432 North Clark	Chicago	Illinois	
193	Chicago	Imperial Realty	3867		4320 Winfield Road	Warrenville	Illinois	60555
194	Chicago	US Realtel	3724	1 Financial Center	440 South Lasalle	Chicago	Illinois	60605
195	Chicago	Freidman Properties	4455		441-449 North Clark Street	Chicago	Illinois	
196	Chicago	Brause	4771	Highpoint Office Plaza	4415 West Harrison	Hillside	Illinois	60162
197	Chicago	Imperial	4313	4433 West Touhy	4433 West Touhy	Lincolnwood	Illinois	60712
198	Chicago	GD Ventures Ltd	4530	444 North Wabash	444 North Wabash	Chicago	Illinois	
199	Chicago	Urban Innovations	4006		444 North Wells	Chicago	Illinois	
200	Chicago	Urban Innovations	4001	445 North Wells	445 North Wells	Chicago	Illinois	60610
201	Chicago	Amerimar	3874	445 West Erie	445 West Erie	Chicago	Illinois	60610
202	Chicago	Broadcast Towers	4299		455 North City Front Plaza	Chicago	Illinois	60611
203	Chicago	Prentiss Properties Management L. P.	3860		47 West Polk	Chicago	Illinois	
204	Chicago	Marc Realty	3998	Southwick Office Center	4747 Lincoln Mall Drive	Matteson	Illinois	60443
205	Chicago	Imperial	4303	Edens View	4747 West Peterson Avenue	Chicago	Illinois	60646
206	Chicago	Marc Realty	3999	One Prairie Center	4749 Lincoln Mall Drive	Matteson	Illinois	60443
207	Chicago	Millbrook Properties	4422	475 Half Day	475 Half Day Road	Lincolnshire	Illinois	60069
208	Chicago	Imperial	3961	Edens Office Plaza	4801 Peterson	Chicago	Illinois	60646
209	Chicago	Equity Office Properties	5342	Westbrook Tower 5	5 Westbrook Corporate Center - Tower 5	Westchester	Illinois	60154
210	Chicago	Equity Office Properties	5348	500 Corporate Centre	500 Lake Cook Road	Deerfield	Illinois	60015
211	Chicago	Friedman Properties	5142	500 North Dearborn	500 North Dearborn	Chicago	Illinois	60610
212	Chicago	PM Realty Group	4719		500 North Michigan Avenue	Chicago	Illinois	
213	Chicago	Jones Lang LaSalle	4352	Citicorp Center	500 West Madison	Chicago	Illinois	60661
214	Chicago	Freidman Properties	4456		500-508 North Clark	Chicago	Illinois	
215	Chicago	Freidman Properties	4457	501 North Clark	501 North Clark	Chicago	Illinois	60610
216	Chicago	Equity Office Properties	5349	510 Corporate Centre	510 Lake Cook Road	Deerfield	Illinois	60015
217	Chicago	Imperial	4309	513 Central Avenue	513 Central Avenue	Highland Park	Illinois	60035
218	Chicago	Equity Office Properties	5350	520 Corporate Centre	520 Lake Cook Road	Deerfield	Illinois	60015
219	Chicago	Friedman Properties	4470	54 West Hubbard	54 West Hubbard	Chicago	Illinois	
220	Chicago	GHP Office Realty	4918	Willow Hill Executive Center	540 Frontage Road	Northfield	Illinois	60093
221	Chicago	Equity Office Properties	5351	540 Corporate Centrre	540 Lake Cook Road	Deerfield	Illinois	60015
222	Chicago	Douglas Elliman Beitler	3730	541 North Fairbanks Court	541 North Fairbanks Court	Chicago	Illinois	
223	Chicago	GVA Williams	4773	Cumberland Centre	5440 North Cumberland	Chicago	Illinois	60656
224	Chicago	Bet Invest	4784	Cumberland Centre	5450 Cumberland Avenue	Chicago	Illinois	60656
225	Chicago	Marc Realty	5360	55 East Jackson	55 East Jackson	Chicago	Illinois	60601

226	Chicago	Tishman Speyer	5269	55 East Monroe	55 East Monroe	Chicago	Illinois	60603
227	Chicago	Columbia	4031	Pittsfield Development Llc	55 East Washington	Chicago	Illinois	
228	Chicago	Robert G. Depew & Associates, Inc.	4374		55 West 22nd Street	Lombard	Illinois	
229	Chicago	Prentiss Properties	5219	Corporetum Office Campus	550 Warrenville Road	Lisle	Illinois	60532
230	Chicago	Marc Realty	3962		555 West Jackson	Chicago	Illinois	
231	Chicago	Sterling Bay Companies	4539		560 West Washington	Chicago	Illinois	60661
232	Chicago	Duffy Bros. Management Co.	3887		566 West Adams	Chicago	Illinois	
233	Chicago	Freidman Properties	4468	57 West Grand	57 West Grand	Chicago	Illinois	60611
234	Chicago	Friedman Properties	5358	57 West Grand	57 West Grand	Chicago	Illinois	
235	Chicago	Imperial	4316	5875 North Lincoln Avenue	5875 North Lincoln Avenue	Chicago	Illinois	60625
236	Chicago	Imperial	4308	Executive Tower	5901 North Cicero	Chicago	Illinois	60646
237	Chicago	Freidman Properties	4463		59-61 West Hubbard Street	Chicago	Illinois	
238	Chicago	Friedman Properties	5154	60 West Randolph Street	60 West Randolph Street	Chicago	Illinois	60601
239	Chicago	Steve Amdur Realty	4055	Port Clinton Square	600 Central Avenue	Highland Park	Illinois	
240	Chicago	Marc Realty	3963	600 West Jackson	600 West Jackson	Chicago	Illinois	60661
241	Chicago	Sunny Hills Paladium	4750		610 Central	Highland Park	Illinois	
242	Chicago	Horwitz & Company	4165		616 West Arlington	Chicago	Illinois	
243	Chicago	Imperial	4305	6160 North Cicero	6160 North Cicero	Chicago	Illinois	60646
244	Chicago	Imperial	4304	6200 North Hiawatha	6200 North Hiawatha	Chicago	Illinois	60646
245	Chicago	Treetop Securities	4606		621 Plainfield Road	Willowbrook	Illinois	
246	Chicago	Treetop Securities	4608		625 Plainfield	Willowbrook	Illinois	
247	Chicago	North Suburban Development	4682	Dundee	630 Dundee Road	Northbrook	Illinois	60062
248	Chicago	Marc Realty	3964	640 Pearson	640 Pearson	Chicago	Illinois	
249	Chicago	Cushman & Wakefield	3906	641 West Lake	641 West Lake	Chicago	Illinois	60661
250	Chicago	Marc Realty	3965	Raleigh Building	650 North Dearborn	Chicago	Illinois	60610
251	Chicago	Horwitz & Company	4166		651 West Washington	Chicago	Illinois	
252	Chicago	???	5319	676 North St Clair	676 North St Clair	Chicago	Illinois	60611
253	Chicago	Jim Schultz	3828	68 East Wacker Place, Chicago Il	68 East Wacker Place	Chicago	Illinois	
254	Chicago	Renaissance	3909	70 East Lake Street	70 East Lake Street	Chicago	Illinois	60601
255	Chicago	Friedman Properties	5153	70 West Hubbard Avenue	70 West Hubbard Avenue	Chicago	Illinois	60610
256	Chicago	Freidman Properties	4464	Courthouse District Building	70 West Hubbaroad	Chicago	Illinois	
257	Chicago	Garrett Realty and Development	5207	700 North Sacramento	700 North Sacramento	Chicago	Illinois	60612
258	Chicago	Scribor	5027	700-720 Butterfield Road	700-720 Butterfield Road	Oakbrook	Illinois	
259	Chicago	Prentiss Properties Management L. P.	3859		701 Warrenville Road	Lisle	Illinois	
260	Chicago	McShane Corporation	5093	Midpoint One	7125 Janes Avenue	Woodridge	Illinois	
261	Chicago	American Asset Management	4137	Central Arts	730 North Franklin	Chicago	Illinois	
262	Chicago	Imperial	4312		7301 North Lincoln	Chicago	Illinois	
263	Chicago	M&J wilkow	3712	737 North Michigan Avenue	737 North Michigan Avenue	Chicago	Illinois	
264	Chicago	Imperial	4310		747 Lakecook Road	Chicago	Illinois	
265	Chicago	Equity Office Properties	5299	75 Tri-State	75 Tri-State International	Lincolnshire	Illinois	60069
266	Chicago	Marc Realty	3966	Ford City Office Plaza	7601 Kostner	Chicago	Illinois	60652
267	Chicago	Prime Group	5305	R.R. Donnelley Building	77 West Wacker Drive	Chicago	Illinois	60601
268	Chicago	G.O Cameron, Inc.	5313	Chicago Temple	77 West Washington	Chicago	Illinois	60602
269	Chicago	Marc Realty	3967	Willboughy Towers	8 South Michigan	Chicago	Illinois	60603
270	Chicago	US Realtel	3722	80 River Oaks Center	80 River Oaks Center	Chicago	Illinois	
271	Chicago	Dan Development	4534	811 West Evergreen	811 West Evergreen	Chicago	Illinois	
272	Chicago	Horwitz & Company	4302		812-820 North Franklin	Chicago	Illinois	
273	Chicago	Renaissance	3908	815 West Van Buren Street	815 West Van Buren Street	Chicago	Illinois	60607
274	Chicago	Marc Realty	3968	820 West Jackson	820 West Jackson	Chicago	Illinois	60661
275	Chicago	Urban Innovations	4002		833 West Jackson	Chicago	Illinois	
276	Chicago	US Realtel	3723	845 North Michigan Avenue	845 North Michigan Avenue	Chicago	Illinois	
277	Chicago	Marc Realty	3969	850 West Jackson	850 West Jackson	Chicago	Illinois	60661
278	Chicago	Prentiss Properties	5373	Corporetum West	850-950 Warrenville road	Lisle	Illinois	
279	Chicago	GVA Williams	3726	8550 West Bryn Mawr	8550 West Bryn Mawr	Chicago	Illinois	
280	Chicago	Equity Office Properties	5364	Presidents Plaza 1	8600 W Bryn Mawr	Chicago	Illinois	60631

281	Chicago	Equity Office Properties	5365	Presidents Plaza 2	8700 W Bryn Mawr	Chicago	Illinois	60631
282	Chicago	Marc Realty	3970	8707 Skokie Boulevard	8707 Skokie Boulevard	Skokie	Illinois	60077
283	Chicago	Prentiss Properties	3863	O'Hare Plaza II	8755 West Higgins Road	Chicago	Illinois	
284	Chicago	Rauch & Company	4123		8765 West Higgins Road	Chicago	Illinois	
285	Chicago	Jones Lang LaSalle	3876		901 West Jackson	Chicago	Illinois	
286	Chicago	Integrated Network Technologies	5134	INT Building	925 North Milwaukee Avenue	Wheeling	Illinois	60090
287	Chicago	US Realtel	3719	9377 West Higgins Road	9377 West Higgins Road	Rosemont	Illinois	60018
288	Chicago	US Realtel	3718	9399 West Higgins Road	9399 West Higgins Road	Rosemont	Illinois	60018
289	Chicago	Imperial	4317		9415 South Western	Chicago	Illinois	
290	Chicago	Walters & Samuels	3994		9700 West Higgins	Rosemont	Illinois	60018
291	Chicago	Cushman & Wakefield	4000		9701 Higgins	Rosemont	Illinois	60018
292	Chicago	Akridge Companies	4068		9801 Higgins	Rosemont	Illinois	
293	Chicago	Scribcor Capital LLC	4513		990 Grand Canyon Parkway	Hoffman Estates	Illinois	60193
294	Chicago	Marc Realty	3939	999 Plaza Drive	999 Plaza Drive	Schaumburg	Illinois	60173
295	Chicago	Prentiss Properties	3995	Wood Dale I & Ii	Beinoris Drive	Wood Dale	Illinois	
296	Chicago	Equity Office Properties	5335	Oakbrook Terrace Tower	One Tower Lane	Oakbrook Terrace	Illinois	60181
297	Chicago	RREEF	5210	Mid America Plaza	Route 83 & 22nd streeet address 1 south 209 route 83	Oakbrook Terrace	Illinois	60181
298	Chicago	Carr America	4631		Three Parkway North	Deerfield	Illinois	60015
299	Connecticut	Brige Street Partners	765	1 Bridge Street	1 Bridge Street	Irvington	New York	
300	Connecticut	Kaufman Management	3554	1 Central Avenue	1 Central Avenue	Tarrytown	New York	
301	Connecticut	??	4355	1 Church Street	1 Church Street	New Haven	Connecticut	
302	Connecticut	Brookville Mgmt	766	1 Cross Island Parkway	1 Cross Island Parkway	Rosedale	New York	11422
303	Connecticut	Seaboard Properties	4207		1 Dock Street	Stamford	Connecticut	06902
304	Connecticut	Jobco Construction	4519	1 Expressway Plaza	1 Expressway Plaza	Roslyn Heights	New York	11577
305	Connecticut	We're Group	3562	1 Huntington Quadrangle	1 Huntington Quadrangle	Melville	New York	
306	Connecticut	Matthews Ventures	5009		1 Long Wharf Drive	New Haven	Connecticut	06511
307	Connecticut	Related Properties Corp	4542	1 Corporate Centre	1 Manhattanville Road	Purchase	New York	
308	Connecticut	Metlife	3549	1 North Broadway	1 North Broadway	White Plains	New York	10601
309	Connecticut	Butera Properties	3845	1 Selleck Street	1 Selleck Street	Norwalk	Connecticut	06855
310	Connecticut	Cushman & Wakefield	3546	1 Sound Shore Drive	1 Sound Shore Drive	Greenwich	Connecticut	
311	Connecticut	W&M Properties	3540	Metro Center	1 Station Place	Stamford	Connecticut	10022
312	Connecticut	W&M Properties	3545	10 Bank Street	10 Bank Street	White Plains	New York	10528
313	Connecticut	??	3555	10 Fiske Place	10 Fiske Place	Mt. Vernon	New York	
314	Connecticut		3488	10 Middle Street	10 Middle Street	Bridgeport	Connecticut	
315	Connecticut	Peter Elliot	754	10 Midland Avenue	10 Midland Avenue	Port Chester	New York	
316	Connecticut	CB Richard Ellis	649	10 New King Street	10 New King Street	White Plains	New York	
317	Connecticut	West View Corporation	3505	10 Wright Street	10 Wright Street	Westport	Connecticut	
318	Connecticut	W&M Properties	4491	1st Stamford Place	100 1st Stamford Place	Stamford	Connecticut	06902
319	Connecticut	We're Group	3561	100 Baylis Road	100 Baylis Road	Melville	New York	11742
320	Connecticut	We're Group	3557	100 Jericho Quadrangle	100 Jericho Quadrangle	Jericho	New York	11753
321	Connecticut	David Adam Realty, Inc.	4617	Plaza Executive Building	100 Mill Plain Road	Danbury	Connecticut	06811
322	Connecticut	Jeffrey Management	150	100 Quentin Roosevelt Boulevard	100 Quentin Roosevelt Boulevard	Garden City	New York	11530
323	Connecticut	Diamond Properties	3474	100 South Bedford Road	100 South Bedford Road	Mt. Kisco	New York	
324	Connecticut	Two Trees Management	1049	100 Washington Street	100 Washington Street	Brooklyn	New York	11201
325	Connecticut	Russel Albanese	768	1010 Franklin Avenue	1010 Franklin Avenue	Garden City	New York	
326	Connecticut	Schmergel Enterprises	866	1010 Northern Boulevard	1010 Northern Boulevard	Great Neck	New York	11021
327	Connecticut	CB Richard Ellis	695	104 Corporate Park Drive	104 Corporate Park Drive	White Plains	New York	
328	Connecticut	Russel Albanese	769	1050 Franklin Avenue	1050 Franklin Avenue	Garden City	New York	
329	Connecticut	Equity Office Properties	5392	Four Stamford Plaza	107 Elm Street	Stamford	Connecticut	06902
330	Connecticut	Bijan Royal	713	11 Middleneck Road	11 Middleneck Road	Great Neck	New York	
331	Connecticut	Silverman Realty Group Inc.	3457	110 Mamaroneck Avenue	110 Mamaroneck Avenue	White Plains	New York	10605
332	Connecticut	Cohen Associates	3547	1100 Stewart Avenue	1100 Stewart Avenue	Garden City	New York	
333	Connecticut	Coast to Coast Realty	685	1101 Stewart Avenue	1101 Stewart Avenue	Garden City	New York	11530
334	Connecticut	Winter Group Management	4933	111 North Central Avenue	111 North Central Avenue	Hartsdale	New York	10530
335	Connecticut	Garden Homes	3480	111 Prospect Street	111 Prospect Street	Stamford	Connecticut	
336	Connecticut			Wireless Building	111 Roberts St., Suite D	East Hartford	CT	06108
337	Connecticut	Blumenfeld Development	884	115 Broadhollow Road	115 Broadhollow Road	Melville	New York

338	Connecticut	RPW Group	763	120 Bloomingdale Road	120 Bloomingdale Road	White Plains	New York	
339	Connecticut	Frank Mercedes & Son	3765		1200 High Ridge Road	Stamford	Connecticut	06905
340	Connecticut	Hunt Corporate Services	873	1200 Prospect Avenue	1200 Prospect Avenue	Westbury	New York	
341	Connecticut	??	3571	123 Main Street	123 Main Street	White Plains	New York	
342	Connecticut	Blumenfeld Development	887	125 East Bethpage Road	125 East Bethpage Road	Plainview	New York	
343	Connecticut	Brandywine Trust Realty	927	125 Jericho Turnpike	125 Jericho Turnpike	Jericho	New York	
344	Connecticut	Hunt Corporate Services	870	125 Newtown Road	125 Newtown Road	Plainview	New York	
345	Connecticut	Mack-Cali Realty	3541	Soundview Plaza	1266 East Main Street	Stamford	Connecticut	06902
346	Connecticut	Brandywine Trust Realty	926	131 Jericho Turnpike	131 Jericho Turnpike	Jericho	New York	
347	Connecticut	UNKNOWN - RESEARCHING	2009	135 Plymouth Street	135 Plymouth Street	Brooklyn	New York	11201
348	Connecticut	Hunt Corporate Services	869	137 Commercial Street	137 Commercial Street	Plainview	New York	
349	Connecticut	National Properties	3435	1375 King Highwy East	1375 King Highwy East	Fairfield	Connecticut	
350	Connecticut	Silverman Realty Group Inc.	3464	141 South Central Avenue	141 South Central Avenue	Hartsdale	New York	10530
351	Connecticut	Galesi Mgmt	732	145 Huguenot Street	145 Huguenot Street	New Rochelle	New York	
352	Connecticut			Wireless Building	145 Hyde Rd	Farmington	CT	06032
353	Connecticut	??	3454	15 Bank Street	15 Bank Street	Stamford	Connecticut	
354	Connecticut	Davis Compnaies	3470	15 Old Danbury Road	15 Old Danbury Road	Wilton	Connecticut	
355	Connecticut			Wireless Building	152 Rockwell Rd., Unit B-3	Newington	CT	06111
356	Connecticut	Bergman Real Estate	4921	Connecticut Financial Center	157 Church Street	New Haven	Connecticut	06510
357	Connecticut	Joseph P. Day	1063		16 Court Street	Brooklyn	New York	11241
358	Connecticut			Wireless Building	16 Rockwell Rd	Newington	CT	06111
359	Connecticut	Hess Assoc	830	160 Great Neck Road	160 Great Neck Road	Great Neck	New York	
360	Connecticut	Hess Assoc	831	1615 Northern Boulevard	1615 Northern Boulevard	Manhasset	New York	
361	Connecticut	Landmark Building Management	4603	1650 Sycamore Avenue	1650 Sycamore Avenue	Bohemia	New York	
362	Connecticut	Anderson Realty	3534	170 Hamilton Avenue	170 Hamilton Avenue	White Plains	New York	10601
363	Connecticut	Polimeni Enterprises	744	170 Old Country Road	170 Old Country Road	Mineola	New York	
364	Connecticut	Gould Investors LP	3835		175 Great Neck Road	Great Neck	New York	11021
365	Connecticut	Anderson Realty	3537	175 Memorial Highway	175 Memorial Highway	New Rochelle	New York	
366	Connecticut	Silverman Realty Group Inc.	3462	180 East Post Road	180 East Post Road	White Plains	New York	10601
367	Connecticut	Stackler Realty	817	1800 Northern Boulevard	1800 Northern Boulevard	Roslyn	New York	11576
368	Connecticut	Blumenfeld Development	885	1800 Walt Whitman Road	1800 Walt Whitman Road	Melville	New York	
369	Connecticut	Morris Ruben	4943	181 South Franklin Avenue	181 South Franklin Avenue	Valley Stream	New York	11581
370	Connecticut			Wireless Building	185 Asylum Street	Hartford	CT	06103
371	Connecticut	Berwind Property Group	3473	185 Plains Road	185 Plains Road	Milford	Connecticut	
372	Connecticut	Anderson Realty	3439	19 Court Street	19 Court Street	White Plains	New York	
373	Connecticut	William M. Hotchkiss Company	4071	New Haven Savings Bank Building	195 Church Street	New Haven	Connecticut	06510
374	Connecticut	Blumenfeld Development	881	1981 Marcus Avenue	1981 Marcus Avenue	Lake Success	New York	
375	Connecticut	Blumenfeld Development	882	1983 Marcus Avenue	1983 Marcus Avenue	Lake Success	New York	
376	Connecticut	Anderson Realty	3535	199 Main Street	199 Main Street	White Plains	New York	10601
377	Connecticut	Fusco Managegement	5098	Armstrong Building-2	2 Armstrong Road	Shelton	Connecticut	06484
378	Connecticut	2 Enterprise Drive	5407	2 Enterprise Drive	2 Enterprise Drive	Shelton	Connecticut	06484
379	Connecticut		4520	2 Expressway Plaza	2 Expressway Plaza	Roslyn Heights	New York	
380	Connecticut	C.B. Richard Ellis	693	2 Gannett Drive	2 Gannett Drive	White Plains	New York	
381	Connecticut	We're Group	3563	2 Huntington Quadrangle	2 Huntington Quadrangle	Melville	New York	
382	Connecticut	Related Properties Corp	4543	2 Corporate Centre	2 Manhattanville Road	Purchase	New York	10577
383	Connecticut	Riverbend	3443	2 Omega Drive	2 Omega Drive	Stamford	Connecticut	
384	Connecticut	Anderson Realty	3536	2 William Street	2 William Street	White Plains	New York	10601
385	Connecticut	Risk Capital	825	20 Horseneck Lane	20 Horseneck Lane	Greenwich	Connecticut	
386	Connecticut	Peter Elliot	720	20 Squadron Boulevard	20 Squadron Boulevard	New City	New York	
387	Connecticut	W&M Properties	4492	1st Stamford Place	200 1st Stamford Place	Stamford	Connecticut	06902
388	Connecticut	CB Richard Ellis	648	200 Central Avenue	200 Central Avenue	Hartsdale	New York	
389	Connecticut	CB Richard Ellis	606	200 Old Country Road	200 Old Country Road	Mineola	New York	
390	Connecticut	Independence Realty	3501	200 Williams Street	200 Williams Street	Port Chester	New York	
391	Connecticut	Sheinker-Wasserstein	686	2001 Marcus Avenue	2001 Marcus Avenue	Lake Success	New York	11042
392	Connecticut	Independence Realty	3502	205 Church Street	205 Church Street	New Haven	Connecticut	
393	Connecticut	Berwind Property Group	3472	2150 Post Road	2150 Post Road	Fairfield	Connecticut	06824

394	Connecticut	Ferris realty	3477	220 Ferris Avenue	220 Ferris Avenue	White Plains	New York	
395	Connecticut	Silverman Realty Group Inc.	3458	222 Mamaroneck Avenue	222 Mamaroneck Avenue	White Plains	New York	10601
396	Connecticut	Silverman Realty Group Inc.	3459	235 Mamaroneck Avenue	235 Mamaroneck Avenue	White Plains	New York	10601
397	Connecticut	Silverman Realty Group Inc.	3460	237 Mamaroneck Avenue	237 Mamaroneck Avenue	White Plains	New York	10601
398	Connecticut	Anderson Realty	3440	240 North Avenue	240 North Avenue	New Rochelle	New York	10801
399	Connecticut			Wireless Building	240 Pane Road	Newington	CT	06111
400	Connecticut	C.B. Richard Ellis	696	244 Westchester Avenue	244 Westchester Avenue	White Plains	New York	
401	Connecticut	I.S.J. Management	1008		25 Chapel Street	Brooklyn	New York	11201
402	Connecticut	PRD Realty	3556	1-47 Fairchild Avenue	25 Fairchild Avenue	Plainview	New York	11803
403	Connecticut	??	4941	25 Newbridge Road	25 Newbridge Road	Hicksville	New York	
404	Connecticut	Winthrop E. Baum	4226	25 Van Zant Avenue	25 Van Zant Avenue	East Norwalk	Connecticut	06855
405	Connecticut	Mercury Properties	4934	250 Station Place	250 East Hartsdale Avenue	Hartsdale	New York	10530
406	Connecticut	Bradford N. Swett Management, LLC	1006	26 Bruckner Boulevard	26 Bruckner Boulevard	Bronx	New York	
407	Connecticut	Equity Office Properties	5393	One Stamford Plaza	263 Tresser Boulevard	Stamford	Connecticut	06901
408	Connecticut	Eldan Properties	750	265 Sunrise Highway	265 Sunrise Highway	Rockville Center	New York	
409	Connecticut	Kaufman Management	3552	271 North Avenue	271 North Avenue	New Rochelle	New York	10801
410	Connecticut	Jobco Construction	4515	277 Northern Boulevard	277 Northern Boulevard	Great Neck	New York	11021
411	Connecticut	Equity Office Properties	5391	Two Stamford Plaza	281 Tresser Boulevard	Stamford	Connecticut	06901
412	Connecticut	FMB Assett	3162	287 Bowman Avenue	287 Bowman Avenue	Purchase	New York	10577
413	Connecticut	Jobco Construction	4516	287 Northern Boulevard	287 Northern Boulevard	Great Neck	New York	
414	Connecticut	Silverette Realty	4072	2900 Westchester Avenue	2900 Westchester Avenue	Purchase	New York	10577
415	Connecticut	Andover Realty, Inc.	1001	29-27 41st Avenue	29-27 41st Avenue	Long Island City	New York	11101
416	Connecticut	Jobco Construction	4517	295 Northern Boulevard	295 Northern Boulevard	Great Neck	New York	11021
417	Connecticut	C.B. Richard Ellis	698	2975 Westchester Avenue	2975 Westchester Avenue	White Plains	New York	
418	Connecticut		4521	3 Expressway Plaza	3 Expressway Plaza	Roslyn Heights	New York	
419	Connecticut	Brickman Associates	5090	3 Huntington Quad	3 Huntington Quad	Melville	New York	11747
420	Connecticut	Brickman Ass	901	3 Huntington Quadrangle	3 Huntington Quadrangle	Melville	New York	
421	Connecticut	Related Properties Corp	4544	3 Corporate Centre	3 Manhattanville Road	Purchase	New York	10577
422	Connecticut	W&M Properties	4493	1st Stamford Place	300 1st Stamford Place	Stamford	Connecticut	06902
423	Connecticut	UNKNOWN - RESEARCHING	3465	300 Executive Boulevard	300 Executive Boulevard	Ossining	New York	10562
424	Connecticut	Grubb and Ellis	4311	Circuits Disconnected 4-28-04	300 George Street	New Haven	Connecticut	06511
425	Connecticut	We're Group	3559	3000 Marcus Avenue	3000 Marcus Avenue	Lake Success	New York	11042
426	Connecticut	Seaboard Properties	4200	Harrison Executive Park	3000 Westchester Avenue	Harrison	New York	10528
427	Connecticut	We're Group	780	3003 New Hyde Park Road	3003 New Hyde Park Road	New Hyde Park	New York	
428	Connecticut	Equity Office Properties	5390	301 Tresser Boulevard	301 Tresser Boulevard	Stamford	Connecticut	
429	Connecticut	Seaboard Properties	4201	Harrison Business Park	3010 Westchester Avenue	Harrison	New York	10528
430	Connecticut	Seaboard Properties	4202	Harrison Executive Park	3020 Westchester Avenue	Harrison	New York	10528
431	Connecticut	Insignia	458	3030 Thomson Avenue	3030 Thomson Avenue	Long Island City	New York	
432	Connecticut	Jobco Construction	4518	305 Northern Boulevard	305 Northern Boulevard	Great Neck	New York	11021
433	Connecticut			Wireless Building	310 Murphy Rd	Hartford	CT	06114
434	Connecticut	Eighteen Associates LLC	1028	32 Court Street	32 Court Street	Brooklyn	New York	11201
435	Connecticut	West View Corporation	3506	33 Riverside Avenue	33 Riverside Avenue	Westport	Connecticut	06511
436	Connecticut	UNKNOWN - RESEARCHING	856	33-00 47th Avenue	33-00 47th Avenue	Long Island City	New York	11101
437	Connecticut	Helmsley-Spear	792	33-02 Skillman Avenue	33-02 Skillman Avenue	Long Island City	New York	11101
438	Connecticut	???	83	333 Westchester Avenue	333 Westchester Avenue	White Plains	New York	
439	Connecticut	Hess Assoc	833	3333 New Hyde Park Road	3333 New Hyde Park Road	New Hyde Park	New York	
440	Connecticut	Muss Development	1055	Brooklyn Renaissance Plaza	335 Adams Street	Brooklyn	New York	11201
441	Connecticut	Meringoff Properties	227	3402 Queens Boulevard	3402 Queens Boulevard	Long Island City	New York	11101
442	Connecticut	Silver Cup Studios	1037	Silver Cup Studio East	34-02 Starr Avenue	Long Island City	New York	11101
443	Connecticut	First Pioneer Properties	904	34-09 Queens Boulevard	34-09 Queens Boulevard	Long Island City	New York	
444	Connecticut	National Properties	3438	35 Brentwood Avenue	35 Brentwood Avenue	Fairfield	Connecticut	
445	Connecticut	??	3471	35 Nutmeg Drive	35 Nutmeg Drive	Trumbull	Connecticut	
446	Connecticut	Schmergel Enterprises	863	350 Jericho Turnpike	350 Jericho Turnpike	Jericho	New York	11753
447	Connecticut	Schmergel Enterprises	3840		350 Jerricho Turnpike	Jericho	New York	11753
448	Connecticut	Rudin	5155	Long Island Technology Center	3500 Sunrise Highway	Great River	New York	11739

449	Connecticut	Jeffrey Management	4531	3601 Hempstead Turnpike	3601 Hempstead Turnpike	Levittown	New York	11756
450	Connecticut	Vast Video	923	36-12 35th Avenue	36-12 35th Avenue	Astoria	New York	11106
451	Connecticut	Goldman Props	1072	36-36 33rd Street	36-36 33rd Street	Long Island City	New York	11106
452	Connecticut	Silverman Realty Group Inc.	3453	372 Danbury Road	372 Danbury Road	Wilton	Connecticut	
453	Connecticut	Spiegel Assoc	837	375 North Broadway	375 North Broadway	Jericho	New York	
454	Connecticut	Wayne Realty	4942	381 Sunrise Highway	381 Sunrise Highway	Lynbrook	New York	11563
455	Connecticut	W&M Properties	3542	Merrittview	383 Main Avenue	Norwalk	Connecticut	06851
456	Connecticut	Peter Elliot	718	39 Westmoreland Avenue	39 Westmoreland Avenue	White Plains	New York	
457	Connecticut	Fusco Managegement	5099	Armstrong Building-4	4 Armstrong Road	Shelton	Connecticut	06484
458	Connecticut	Jobco Construction	4522	4 Expressway Plaza	4 Expressway Plaza	Roslyn Heights	New York	11577
459	Connecticut	C.B. Richard Ellis	694	4 Ganett Drive	4 Ganett Drive	White Plains	New York	
460	Connecticut	Treeline	916	4 Gannett Drive	4 Gannett Drive	White Plains	New York	
461	Connecticut	Related Properties Corp	4545	4 Corporate Centre	4 Manhattanville Road	Purchase	New York	10577
462	Connecticut			Wireless Building	4 Right Lane	Farmington	CT	06032
463	Connecticut			Wireless Building	40 E Newberry Road	Bloomfield	CT	06002
464	Connecticut	Cushman and Wakefield	4472	400 Atlantic Street	400 Atlantic Street	Stamford	Connecticut	
465	Connecticut	Diamond Properties	3475	400 Columbus Avenue	400 Columbus Avenue	Valhalla	New York	10595
466	Connecticut	UNKNOWN - RESEARCHING	3466	400 Executive Boulevard	400 Executive Boulevard	Ossining	New York	10562
467	Connecticut	Polimeni Enterprises	745	400 South Oyster Bay Road	400 South Oyster Bay Road	Hicksville	New York	
468	Connecticut	Fusco Managegement	5101	Temple Medical Center	40-60 Temple Street	New Haven	Connecticut	06510
469	Connecticut	I.S.J. Management	1009		408 Jay Street	Brooklyn	New York	11201
470	Connecticut			Wireless Building	41 Northwest Drive	Plainville	CT	06062
471	Connecticut	Hess Assoc	832	410 Lakeville Road	410 Lakeville Road	Lake Success	New York	
472	Connecticut	CB Richard Ellis	697	411 Theodore Fremd	411 Theodore Fremd	Rye	New York	
473	Connecticut	Silver Cup Studios	746	42-22 22nd Street	42-22 22nd Street	Long Island City	New York	11101
474	Connecticut	Wills Realty	999	43-01 21 Street	43-01 21st Street	Long Island City	New York	11101
475	Connecticut	Jospeh P Day	1064		44 Court Street	Brooklyn	New York	11201
476	Connecticut	Sheinker-Wasserstein	4940	444 Merrick Road	444 Merrick Road	Lynbrook	New York	11563
477	Connecticut	Metlife	3550	445 Hamilton Avenue	445 Hamilton Avenue	White Plains	New York	10604
478	Connecticut	Diamond Properties	3476	45 Ludlow Street	45 Ludlow Street	Yonkers	New York	
479	Connecticut	Blumenfeld Development	886	45 Service Road	45 Service Road	South Plainview	New York	
480	Connecticut			Wireless Building	46 E Newberry Road	Bloomfield	CT	06002
481	Connecticut	??	3538	466 Main Street	466 Main Street	New Rochelle	New York	
482	Connecticut			Wireless Building	47 Commerce Drive	Bristol	CT	06011
483	Connecticut	Peter Elliot	755	47 Purdy Avenue	47 Purdy Avenue	Port Chester	New York	
484	Connecticut	Spencer-Adam Realty	3514	470 Mamaroneck Avenue	470 Mamaroneck Avenue	White Plains	New York	
485	Connecticut			Wireless Building	470 Pulland Street	East Hartford	CT	11101
486	Connecticut	Silverman Realty Group Inc.	3455	48 Mamaroneck Avenue	48 Mamaroneck Avenue	White Plains	New York	
487	Connecticut	Helmsley-Spear	3518	480 Barnum Avenue	480 Barnum Avenue/915 Pembroke	Bridgeport	Connecticut	11234
488	Connecticut	Silverman Realty Group Inc.	3463	495 Central Avenue	495 Central Park Avenue	Scarsdale	New York	10583
489	Connecticut	Hunt Corporate Services	871	5 Aerial Way Syosset	5 Aerial Way Syosset	Syosset	New York	
490	Connecticut	We're Group	3558	5 Dakota Drive	5 Dakota Drive	Lake Success	New York	11042
491	Connecticut			Wireless Building	50 Corporate Ave	Plainville	CT	06062
492	Connecticut	Blumenfeld Development	883	500 Corporate Plaza	500 Corporate Plaza	Farmingdale	New York	
493	Connecticut	W&M Properties	3539	500 Mamaroneck Avenue	500 Mamaroneck Avenue	Harrison	New York	10528
494	Connecticut	Helmsley-Spear	3517	510 Barnum Avenue -*see bldg	510 Barnum Avenue -*see bldg #3518	Bridgeport	Connecticut	06608
495	Connecticut			Wireless Building	52 East Newberry Rd	Bloomfield	CT	06002
496	Connecticut	Eldan Properties	751	53 North Park Avenue	53 North Park Avenue	Rockville Center	New York	
497	Connecticut	Bristol Properties Corp	910	535 Broadhollow Road	535 Broadhollow Road	Melville	New York	11747
498	Connecticut	Mountain Development	4144	535 Connecticut Avenue --	535 Connecticut Avenue --	Norwalk	Connecticut	06854
499	Connecticut	Helmsley-Spear	3516	540 Barnum Avenue -*see bldg	540 Barnum Avenue -*see bldg #3518	Bridgeport	Connecticut	06608
500	Connecticut	Elite Property Mgmt.	3486	542 Westport Avenue	542 Westport Avenue	Norwalk	Connecticut	
501	Connecticut			Wireless Building	55 Church Street	New Haven	CT	06510
502	Connecticut	Schmergel Enterprises	4096	55 Northern Boulevard	55 Northern Boulevard	Great Neck	New York	11020
503	Connecticut	Two Trees Management	1050	55 Washington Street	55 Washington Street	Brooklyn	New York	11201
504	Connecticut	Olympus Properties	3573	555 Broadhollow Road	555 Broadhollow Road	Melville	New York	11747
505	Connecticut	Fusco Managegement	5118	Long Wharf Maritime Center	555 Long Wharf Drive	New Haven	Connecticut	06511

506	Connecticut			Wireless Building	559 Berlin Turnpike	Berlin	CT	06037
507	Connecticut	T. Square Properties,	3520	56 Lafayette Avenue	56 Lafayette Avenue	White Plains	New York	10603
508	Connecticut	Matthews Ventures	5008		59 Elm Street	New Haven	Connecticut	06510
509	Connecticut	Grand Metro	740	591 Stewart Avenue	591 Stewart Avenue	Garden City	New York	
510	Connecticut	Grand Metro	741	595 Stewart Avenue	595 Stewart Avenue	Garden City	New York	
511	Connecticut	Fusco Managegement	5100	Armstrong Building-6	6 Armstrong Road	Shelton	Connecticut	06484
512	Connecticut	Fischel Properties	3485	6 Cambridge Road	6 Cambridge Road	Trumbull	Connecticut	
513	Connecticut	UNKNOWN - RESEARCHING	3544	6 Gramatan Avenue	6 Gramatan Avenue	Mt. Vernon	New York	10550
514	Connecticut	We're Group	773	6 Ohio Drive	6 Ohio Drive	Lake Success	New York	
515	Connecticut	US Realtel	3569	60 Cuttermill Road	60 Cuttermill Road	Great Neck	New York	
516	Connecticut			Wireless Building	600 East Street	New Britain	CT	06051
517	Connecticut	Schmergel Enterprises	4092	600 Northern Boulevard	600 Northern Boulevard	Great Neck	New York	11020
518	Connecticut	Polimeni Enterprises	743	600 Old Country Road	600 Old Country Road	Garden City	New York	
519	Connecticut	Gould Investors LP	3836		60-80 Jericho Turnpike	Jericho	New York	11753
520	Connecticut	Schmergel Enterprises	867	623 Stewart Avenue	623 Stewart Avenue	Garden City	New York	11530
521	Connecticut	Hunt Corporate Services	868	625 Locust Street	625 Locust Street	Garden City	New York	
522	Connecticut	Caspi Development	3548	629 5th Avenue	629 5th Avenue	Pelham	New York	10803
523	Connecticut	Anderson Realty	722	7 South Broadway	7 South Broadway	New Rochelle	New York	
524	Connecticut	Serota Org	834	70 East Sunrise Highway	70 East Sunrise Highway	Lynbrook	New York	
525	Connecticut	Gould Investors LP	3837		70 Glen Clove Road	Roslyn	New York	11576
526	Connecticut			Wireless Building	70 Griffin Road S.	Bloomfield	CT	06002
527	Connecticut	PRD Realty	3551	700 Stewart Avenue	700 Stewart Avenue	Garden City	New York	11530-4710
528	Connecticut	Anderson Realty	3533	7-11 South Broadway	7-11 South Broadway	New Rochelle	New York	10606
529	Connecticut	AVR Realty	928	711 Stewart Avenue	711 Stewart Avenue	Garden City	New York	
530	Connecticut	W&M Properties	3543	711 Westchester Avenue	711 Westchester Avenue	White Plains	New York	10110
531	Connecticut			Wireless Building	72 NorthWest Drive	Plainville	CT	
532	Connecticut	Plaza Realty	5061	733 Summer Street	733 Summer Street	Stamford	Connecticut	06901
533	Connecticut			Wireless Building	740 N. Main St.	West Hartford	CT	06117
534	Connecticut	Blumenfeld Development	3572	75-20 Astoria Boulevard	75-20 Astoria Boulevard	Jackson Heights	New York	11370
535	Connecticut	Silverman Realty Group Inc.	3456	76 Mamaroneck Avenue	76 Mamaroneck Avenue	White Plains	New York	10601
536	Connecticut	LCOR Inc	3564	765 Old Saw Mill River Road	765 Old Saw Mill River Road	Tarrytown	New York	10591
537	Connecticut	LCOR Inc	3568	767 Old Saw Mill River Road	767 Old Saw Mill River Road	Tarrytown	New York	10591
538	Connecticut	LCOR Inc	3566	769 Old Saw Mill River Road	769 Old Saw Mill River Road	Tarrytown	New York	10591
539	Connecticut	LCOR Inc	3567	771 Old Saw Mill River Road	771 Old Saw Mill River Road	Tarrytown	New York	10591
540	Connecticut	Serota Organization	835	777 East Sunrise Highway	777 East Sunrise Highway	Lynbrook	New York	
541	Connecticut	LCOR Inc	3565	777 Old Saw Mill River Road	777 Old Saw Mill River Road	Tarrytown	New York	10591
542	Connecticut	Plaza Realty	5062	777 Summer Street	777 Summer Street	Stamford	Connecticut	06901
543	Connecticut	Banker & Banker Realty, Inc.	3513	777 West Putnam Avenue	777 West Putnam Avenue	Greenwich	Connecticut	
544	Connecticut	We're Group	776	8 Corporate Center Drive	8 Corporate Center Drive	Melville	New York	
545	Connecticut			Wireless Building	8 nutmeg Rd.	South Windsor	CT	06074
546	Connecticut	We're Group	779	8 Old Sod Farm Road	8 Old Sod Farm Road	Melville	New York	
547	Connecticut	??	3504	8 Wright Street	8 Wright Street	Westport	Connecticut	
548	Connecticut	We're Group	3560	80 Baylis Road	80 Baylis Road	Melville	New York	11747
549	Connecticut	Lashins Realty	3839	80 Business Park Drive	80 Business Park Drive	Armonk	New York	
550	Connecticut	Hunt Corporate Services	872	80 Seaview Boulevard	80 Seaview Boulevard	Port Washington	New York	
551	Connecticut			Wireless Building	80 Seymour Street	Hartford	CT	06102
552	Connecticut			Wireless Building	800 Prospect Hill Rd Suite E	Windsor	CT	
553	Connecticut	Garden Homes	3482	800 Summer Street	800 Summer Street	Stamford	Connecticut	
554	Connecticut	ATCO	962	8000 Cooper Avenue	8000 Cooper Avenue	Glendale	New York	
555	Connecticut	Peter Elliot	717	81 Main Street	81 Main Street	White Plains	New York	
556	Connecticut	Trefz Properties	3489	830 Post Road East	830 Post Road East	Westport	Connecticut	06880
557	Connecticut	Grand Metro	742	833 Northern Boulevard	833 Northern Boulevard	Great Neck	New York	
558	Connecticut	Lashins Realty	3824	Business Park Drive	84 Business Park Drive	Armonk	New York	10504
559	Connecticut	Albanese Development	767	855 Franklin Avenue	855 Franklin Avenue	Garden City	New York	
560	Connecticut	Frank Mercedes & Son	3769		860 Canal Street	Stamford	Connecticut	06902
561	Connecticut			Wireless Building	874 Berlin Turnpike	Berlin	CT	06037
562	Connecticut	Realty Marketing	857	877 Stewart Avenue	877 Stewart Avenue	Garden City	New York	
563	Connecticut	Reliance Property Group	3507	88 Hamilton Avenue	88 Hamilton Avenue	Stamford	Connecticut

564	Connecticut	Frank Mercedes & Son	4036		880 Canal Street	Stamford	Connecticut	06902
565	Connecticut	Riverbend	3449	9 Omega Drive	9 Omega Drive	Stamford	Connecticut	
566	Connecticut	??	3553	9 West Prospect Avenue	9 West Prospect Avenue	Mt. Vernon	New York	
567	Connecticut	Silverman Realty Group Inc.	3461	90 South Ridge Road	90 South Ridge Street	Rye Brook	New York	10573
568	Connecticut	Damianos Realty Group	4645	900 Merchants Concourse	900 Merchants Concourse	Westbury	New York	11590
569	Connecticut	Bridgeport Trade & Technology Center	3515	915 Pembroke Street	915 Pembroke Street (see bldg#3518)	Bridgeport	Connecticut	06608
570	Connecticut	SPL Associates	1031	9201 4th Avenue	9201 4th Avenue	Brooklyn	New York	
571	Connecticut			Wireless Building	94 Murphy Road	Hartford	CT	06114
572	Connecticut	Sam Pierport	3493	955 Connecticut Avenue #1	955 Connecticut Avenue #1	Bridgeport	Connecticut	06607
573	Connecticut	Sam Pierport	3495	955 Connecticut Avenue #5	955 Connecticut Avenue #5	Bridgeport	Connecticut	
574	Connecticut	CB Richard Ellis	699	99 Church Street	99 Church Street	White Plains	New York	
575	Connecticut	Mountain Development	4147	Merritt 8	99 Hawley Lane	Stratford	Connecticut	06614
576	Connecticut	Serota Org	836	99 Quentin Roosevelt Boulevard	99 Quentin Roosevelt Boulevard	Uniondale	New York	
577	Connecticut	Sunrise	4851		99 Seaview	Port Washington	New York	
578	Connecticut	US Realtel	3570	990 Stewart Avenue	990 Stewart Avenue	Garden City	New York	11530
579	Connecticut	CB Richard Ellis	603	Allstate Building	Allstate Building	Farmingville	New York	
580	Connecticut	Brooklyn Navy Yard Development	5374	Brooklyn Navy Yard Bldg # 30	Bldg # 30, 63 Flushing Avenue	Brooklyn	New York	11205
581	Connecticut	Brooklyn Navy Yard Development	5371	Brooklyn Navy Yard Bldg # 131	Bldg #131, 63 Flushing Avenue	Brooklyn	New York	11205
582	Connecticut	Brooklyn Navy Yard Development	5369	Brooklyn Navy Yard Bldg #275	Bldg #275, 63 Flushing Avenue	Brooklyn	New York	11205
583	Connecticut	Brooklyn Navy Yard Development	5367	Brooklyn Navy Yard Bldg #280	Bldg #280, 63 Flushing Avenue	Brooklyn	New York	11205
584	Connecticut	Brooklyn Navy Yard Development	812	Brooklyn Navy Yard Bldg #292	Bldg #292, 63 Flushing Avenue	Brooklyn	New York	11205
585	Connecticut	Brooklyn Navy Yard Development	5358	Brooklyn Navy Yard Bldg #3	Bldg #3, 63 Flushing Avenue	Brooklyn	New York	11205
586	Connecticut			Wireless Building	Building 85	Windsor Locks	CT	06096
587	Connecticut	Helmsley-Spear	784	Campus Office Park	Campus Office Park	Bridgeport	Connecticut	00000
588	Connecticut	CB Richard Ellis	604	Century Palza	Century Palza	Mineola	New York	
589	Connecticut	Terry Cassidy	69	Merrittview-383 Main Avenue	Merrittview-383 Main Avenue	Norwalk	Connecticut	06851
590	Connecticut	Terry Cassidy	34	Metro Center-1 Station Place	Metro Center-1 Station Place	Stamford	Connecticut	06902
591	Connecticut	CB Richard Ellis	607	One Suffolk Square	One Suffolk Square	Islandia	New York	
592	Louisiana			Wireless Building	10389 Mammoth Drive	Baton Rouge	LA	70814
593	Louisiana			Wireless Building	11441 Industriplex Blvd	Baton Rouge	LA	70809
594	Louisiana			Wireless Building	11441 Industriplex Blvd	Baton Rouge	LA	70809
595	Louisiana			Wireless Building	115 Charbonnet Rd	Duson	LA	70529
596	Louisiana			Wireless Building	16777 Medical Center Dr.	Baton Rouge	LA	70816
597	Louisiana			Wireless Building	18970 Highland Road	Baton Rouge	LA	70809
598	Louisiana			Wireless Building	2431 S. Acadian Thruway, Suite #230	Baton Rouge	LA	70808
599	Louisiana			Wireless Building	251 Florida Street, Suite 314	Baton Rouge	LA	70801
600	Louisiana			Wireless Building	320 North Alexander Ave	Port Allen	LA	70767
601	Louisiana			Wireless Building	412 North 4th Street	Baton Rouge	LA	70802
602	Louisiana			Wireless Building	4675 Interstate 10	Port Allen	LA	70767
603	Louisiana			Wireless Building	4743 Main Street	Zachary	LA	70791
604	Louisiana			Wireless Building	5353 Essen Lane	Baton Rouge	LA	70809
605	Louisiana			Wireless Building	5745 Essen Lane Suite 101	Baton Rouge	LA	70810
606	Louisiana			Wireless Building	6631 Exchequer Drive	Baton Rouge	LA	70809
607	Louisiana			Wireless Building	700 North 10 Street, Suite #300	Baton Rouge	LA	70802
608	Louisiana			Wireless Building	7524 Hooper Road	Baton Rouge	LA	70811
609	Louisiana			Wireless Building	7643 Florida Blvd.	Baton Rouge	LA	70806
610	Louisiana			Wireless Building	8522 West El Cajon Drive	Baton Rouge	LA	
611	Louisiana			Wireless Building	9440 Mammoth Drive	Baton Rouge	LA	70815
612	Memphis			Wireless Building	1325 Eastmoreland	Memphis	TN	38104
613	Memphis			Wireless Building	1785 Nonconnah Drive Suite #110	Memphis	TN	38132
614	Memphis			Wireless Building	1831 Getwell Rd	Memphis	TN	38111
615	Memphis			Wireless Building	2080 Covington Pike	Memphis	TN	38128
616	Memphis			Wireless Building	2176 West St., Ste-300	Germantown	TN	38138

617	Memphis			Wireless Building	2430 Winchester- Hangar 16	Memphis	TN	38118
618	Memphis			Wireless Building	2655 Mount Moriah	Memphis	TN	38115
619	Memphis			Wireless Building	2677 Mount Moriah Terrace	Memphis	TN	38115
620	Memphis			Wireless Building	3180 carrier	Memphis	TN	38116
621	Memphis			Wireless Building	3300 North East Service Road	West Memphis	TN	72301
622	Memphis			Wireless Building	360 Bray Station	Collierville	TN	38017
623	Memphis			Wireless Building	3600 Regal Blvd	Memphis	TN	38118
624	Memphis			Wireless Building	3795 Lamar Ave	Memphis	TN	38118
625	Memphis			Wireless Building	382 Klinke Road	Memphis	TN	38127
626	Memphis			Wireless Building	3921 American Way	Memphis	TN	38118
627	Memphis			Wireless Building	3945 Senator	Memphis	TN	38118
628	Memphis			Wireless Building	4045 American Way #210	Memphis	TN	38118
629	Memphis			Wireless Building	4395 Mendenhall	Memphis	TN	38141
630	Memphis			Wireless Building	4570 Shelby Air Dr	Memphis	TN	38118
631	Memphis			Wireless Building	4575 Damascus Road	Memphis	TN	38118
632	Memphis			Wireless Building	4650 Shelby Air Drive	Memphis	TN	38118
633	Memphis			Wireless Building	5005 Summer Ave	Memphis	TN	38122
634	Memphis			Wireless Building	5321 Pleasentville Rd.	Memphis	TN	38115
635	Memphis			Wireless Building	5600 Universal Drive	Memphis	TN	38118
636	Memphis			Wireless Building	6641 Humphrey's Blvd	Memphis	TN	38120
637	Memphis			Wireless Building	685 N Mendenhall	Memphis	TN	38122
638	Memphis			Wireless Building	7850 Stage Hill	Memphis	TN	38134
639	New York	Rudin	620	1 Battery Park Plaza	1 Battery Park Plaza	New York	New York	10004
640	New York	Witkoff-RETECH	305	1 Broadway	1 Broadway	New York	New York	10004
641	New York	GVA Williams	273	1 East 33rd Street	1 East 33rd Street	New York	New York	10016
642	New York	Wurman & Birnman	800	1 Fulton Avenue	1 Fulton Avenue	New York	New York	10038-21
643	New York	M Parisi & Son	805	1 Hollow Lane	1 Hollow Lane	New York	New York	
644	New York	Bklyn Navy Yard	811	1 Junus Street	1 Junus Street	New York	New York	10014-41
645	New York	Mendik	494	1 Penn Plaza	1 Penn Plaza	New York	New York	10119
646	New York	One State Equities	378	1 State St Plaza	1 State St Plaza	New York	New York	10004
647	New York	Buchbinder & Warren	894	1 Union Square	1 Union Square	New York	New York	10003
648	New York	Andean	288	1 West 22nd Street	1 West 22nd Street	New York	New York	10010
649	New York	DCH Mgmt.	596	1 West 34th Street	1 West 34th Street	New York	New York	10001
650	New York	Berkshire	1017	37	1 West 37th Street	New York	New York	10018
651	New York	??	615	1 Whitehall Street	1 Whitehall Street	New York	New York	
652	New York	Berik Mgmt	129	10 East 33rd Street	10 East 33rd Street	New York	New York	10016
653	New York	Brause	99	10 East 34th Street	10 East 34th Street	New York	New York	10016
654	New York	Murray Hill	584	10 East 38th Street	10 East 38th Street	New York	New York	10016
655	New York	GVA Williams	272	10 East 39th Street	10 East 39th Street	New York	New York	10016
656	New York	Melrose Assoc	967	Chase Tower	10 East 40th Street	New York	New York	10016
657	New York	Colliers	61	10 East 53rd Street	10 East 53rd Street	New York	New York	10022
658	New York	??	991	10 West 18 Street	10 West 18 Street	New York	New York	
659	New York	Zar	115	100 Church Street	100 Church Street	New York	New York	10007
660	New York	SL Green Realty Corp	1083	100 Park Avenue	100 Park Avenue	New York	New York	10017
661	New York	Urban Retail	842	100 West 33rd Street	100 West 33rd Street	New York	New York	10001-29
662	New York	Walters & Samuels	213	100 West 79th Street	100 West 79th Street	New York	New York	10024
663	New York	Sheinker-Wasserstein	67	100 William Street	100 William Street	New York	New York	10038
664	New York	B. F. Saul Property Company	5216	1000 Circle 75	1000 Circle 75	Atlanta	Georgia	30339
665	New York	Helmsley Spear	487	1001 Avenue of the Americas	1001 Avenue of the Americas	New York	New York	10018
666	New York	K&S Realty	940	101 5th Avenue	101 5th Avenue	New York	New York	10003
667	New York	Lennar Partners	4626	Centennial Tower	101 Marietta Street	Atlanta	Georgia	30303
668	New York	Walters & Samuels	209	1018 Madison Avenue	1018 Madison Avenue	New York	New York	10021
669	New York	Adams	731	102 West 38th Street	102 West 38th Street	New York	New York	10018
670	New York	Falcon Properties, Inc.	249	1026 Ave Of The Americas	1026 Avenue Of The Americas	New York	New York	10018
671	New York	Geo. A. Gottlieb & Co.	998	Liz's Building	104 East 40th Street	New York	New York	10016
672	New York	Davis Realty	1047		104 West 27th Street	New York	New York	10001
673	New York	Samco	402	104 West 29th Street	104 West 29th Street	New York	New York	10001
674	New York	Winoker	118	1040 Avenue Of The Americas	1040 Avenue Of The Americas	New York	New York	10018
675	New York	US RealTel	3816	1040 Crowne Pointe Parkway	1040 Crowne Pointe Pkwy	Atlanta	Georgia	
676	New York	US RealTel	3800	1050 Crowne Pointe Pkwy	1050 Crowne Pointe Pkwy	Atlanta	Georgia

677	New York	Trizech Hahn	42	1065 Ave Of The Americas	1065 Ave Of The Americas	New York	New York	10018
678	New York	Trizec Hahn	5071	1065 Avenue Of The Americas	1065 Avenue Of The Americas	New York	New York	10018
679	New York	Adams & Company	5033	1071 Avenue Of The Americas	1071 Avenue Of The Americas	New York	New York	10018
680	New York	Joseph Day Realty	840	108 West 39th Street	108 West 39th Street	New York	New York	10018
681	New York	EJ Realty	1019	109 West 27th Street	109 West 27th Street	New York	New York	10001
682	New York	Braun Management	2	11 Broadway	11 Broadway	New York	New York	10004
683	New York	Adams & Company	5034	11 East 26th Street	11 East 26th Street	New York	New York	10010
684	New York	??	420	11 East 36th Street	11 East 36th Street	New York	New York	
685	New York	Kensico	154	11 East 44th Street	11 East 44th Street	New York	New York	10017
686	New York	United Capital Group	585	11 Grace Avenue	11 Grace Avenue	New York	New York	10028
687	New York	Collegiate Church Corporation	1024		11 John Street	New York	New York	10038
688	New York	Met Life	281	11 Madison Avenue	11 Madison Avenue	New York	New York	10010
689	New York	Mendik	506	11 Penn Plaza	11 Penn Plaza	New York	New York	10001
690	New York	Equity Management	1027		11 West 30th Street	New York	New York	10001
691	New York	SL Green Realty Corp	2006	110 East 42nd Street	110 East 42nd Street	New York	New York	10017
692	New York	Jack Resnick & Sons,	438	110 East 59th Street	110 East 59th Street	New York	New York	10022
693	New York	Goldman Properties	896	110 Greene Street	110 Greene Street	New York	New York	10012
694	New York	Rudin	25	110 Wall Street	110 Wall Street	New York	New York	10005
695	New York	I.S.J. Management	1007		110 West 34th Street	New York	New York	10001
696	New York	Adams & Company	5035	110 West 40th Street	110 West 40th Street	New York	New York	10018
697	New York	B. F. Saul Property Company	5217	1100 Circle 75	1100 Circle 75	Atlanta	Georgia	30339
698	New York	Wien & Malkin	5202	1107 Broadway	1107 Broadway	New York	New York	10010
699	New York	Winter Group Management	123	111 5th Avenue	111 5th Avenue	New York	New York	10003
700	New York	Braun Mgmt	523	111 John Street	111 John Street	New York	New York	10038
701	New York	111 West 57th Street Associates, L.P.	756	111 West 57th Street	111 West 57th Street	New York	New York	10019
702	New York	Kaufman Management	580	111-121 West 19th Street	111-121 West 19th Street	New York	New York	10011
703	New York	Meringoff Properties	228	1114 1st Avenue	1114 1st Avenue	New York	New York	10021
704	New York	Trizech Hahn	48	Grace Building	1114 Ave Of The Americas	New York	New York	10036
705	New York	Adams & Company	5036	1115 Broadway	1115 Broadway	New York	New York	10010
706	New York	Samco	403	112 Madison Avenue	112 Madison Avenue	New York	New York	10002
707	New York	GAM/Dentorium	858	112 West 27th Street	112 West 27th Street	New York	New York	10001
708	New York	Wien & Malkin	5200	112 West 34th Street	112 West 34th Street	New York	New York	10120
709	New York	RGT	45	1133 Ave Of The Americas	1133 Ave Of The Americas	New York	New York	10036
710	New York	Dakota Realty Group	101	114 5th Avenue	114 5th Avenue	New York	New York	10011
711	New York	Loeb Realty Partners	824	114 East 32nd Street	114 East 32nd Street	New York	New York	10016
712	New York	GVA Williams	258	114 West 26th Street	114 West 26th Street	New York	New York	10001
713	New York	SL Green Realty Corp	17	1140 Avenue Of The Americas	1140 Avenue Of The Americas	New York	New York	10036
714	New York	Winter Group Management	124	115 5th Avenue	115 5th Avenue	New York	New York	10003
715	New York	Murray Hill	491	115 East 23rd Street	115 East 23rd Street	New York	New York	10010
716	New York	Sheinker-Wasserstein	689	115 West 18th Street	115 West 18th Street	New York	New York	10011-41
717	New York	115 West 27th St. Company	715	115 West 27th Street	115 West 27th Street	New York	New York	10001-62
718	New York	Berik	197	115 West 29th Street	115 West 29th Street	New York	New York	10001
719	New York	Justin Management LLC	471	115 West 30th Street	115 West 30th Street	New York	New York	10001
720	New York	RGT	44	1155 Ave Of The Americas	1155 Ave Of The Americas	New York	New York	10036
721	New York	Newmark & Company Real Estate, Inc.	144	1156 Avenue Of The Americas	1156 Avenue Of The Americas	New York	New York	
722	New York			Wireless Building	1156 Avenue of the Americas	NEW YORK	NY	10036
723	New York	Samco	399	116 East 16th Street	116 East 16th Street	New York	New York	10003
724	New York	Samco	400	116 East 27th Street	116 East 27th Street	New York	New York	10016
725	New York	Fuss	527	116 Elizabeth Street	116 Elizabeth Street	New York	New York	10013
726	New York	William Pickett Gross	423	116 John Street	116 John Street	New York	New York	10038
727	New York	Trammell Crow	5194	Proscenium	1170 Peachtree Street,	Atlanta	Georgia	30309
728	New York	Windsor Management	1038	118 East 28th Street/121 East 27th Street	118 East 28th Street	New York	New York	10016-84
729	New York	RGT	26	1185 Avenue Of The Americas	1185 Avenue Of The Americas	New York	New York	10036

730	New York	119 Fifth Avenue Corporation	1012		119 5th Avenue	New York	New York	10003
731	New York	Jonathan Barry	1014	119 West 23rd Street	119 West 23rd Street	New York	New York	10011
732	New York	Life Realty Partners	553	119 West 25th Street	119 West 25th Street	New York	New York	10001
733	New York	Cooper Square Realty	925	119 West 40th Street	119 West 40th Street	New York	New York	10018-25
734	New York	Berik Mgmt	130	12 East 33rd Street	12 East 33rd Street	New York	New York	10016
735	New York	Cushman & Wakefield	384	12 East 41st Street	12 East 41st Street	New York	New York	10017
736	New York	Kato International	28	Tower 49	12 East 49th Street	New York	New York	10017
737	New York	Meringoff Properties	233	12 West 21st Street	12 West 21st Street	New York	New York	10010
738	New York	Andean	289	12 West 23rd Street	12 West 23rd Street	New York	New York	10010
739	New York	Meringoff Properties	235	12 West 27th Street	12 West 27th Street	New York	New York	10001
740	New York	Garth Organization	849	12 West 32nd Street	12 West 32nd Street	New York	New York	10001-38
741	New York	Gafisa/Promenade	146	12 West 57th Street	12 West 57th Street	New York	New York	10019
742	New York	Gafisa/Promenade	147	120 East 56th Street	120 East 56th Street	New York	New York	10019
743	New York	Silverstein	90	120 Wall Street	120 Wall Street	New York	New York	10005
744	New York	Richard Talmadge	945	120 Wooster Street	120 Wooster Street	New York	New York	10012
745	New York	Joe Rafealowicz	879	1200 Avenue Of The Americas	1200 Avenue Of The Americas	New York	New York	10036
746	New York	Adams & Company	5037	121 East 24th Street	121 East 24th Street	New York	New York	10010
747	New York	Pro Consortium	221	121 West 27th Street	121 West 27th Street	New York	New York	10001
748	New York	Kipp-Stawsky	934	1212 Ave Of Americas	1212 Ave Of Americas	New York	New York	10036
749	New York	Colliers	441	122 East 42nd Street	122 East 42nd Street	New York	New York	10168
750	New York	GVA Williams	262	122 West 27th Street	122 West 27th Street	New York	New York	10001
751	New York	Larsan	443	1220 Broadway	1220 Broadway	New York	New York	10001
752	New York	RGT	13	1221 Avenue Of The Americas	1221 Avenue Of The Americas	New York	New York	10020
753	New York	Justin Management LLC	466	1235 Broadway	1235 Broadway	New York	New York	
754	New York	??	465	1239 Broadway	1239 Broadway	New York	New York	
755	New York	SL Green Realty Corp	312	125 Broad Street	125 Broad Street	New York	New York	10004
756	New York	Time Equities	610	125 Maiden Lane	125 Maiden Lane	New York	New York	10038
757	New York	Macklowe	375	125 West 55th Street	125 West 55th Street	New York	New York	10019
758	New York	SL Green Realty Corp	1099	1250 Broadway	1250 Broadway	New York	New York	10001
759	New York	Ellman Realty	326	126 5th Avenue	126 5th Avenue	New York	New York	10011
760	New York	GVA Williams	336	1255-1261 Broadway	1261 Broadway	New York	New York	10001
761	New York	Bernstein Real Estate	829	127 West 24th Street	127 West 24th Street	New York	New York	10011
762	New York	GVA Williams	531	127 West 25th Street	127 West 25th Street	New York	New York	
763	New York	Justin Management LLC	473	127-129 West 26th Street	127-129 West 26th Street	New York	New York	10001
764	New York	Pro Consortium	301	13 East 16th Street	13 East 16th Street	New York	New York	10003
765	New York	JH Management	2013	13 East 37th Street	13 East 37th Street	New York	New York	10001
766	New York	M. Rapaport Co., Inc.	455	13 West 36th Street	13 West 36th Street	New York	New York	10018
767	New York	Richard Talmadge	947	130 Prince Street	130 Prince Street	New York	New York	10012
768	New York	Miltan Management	810	130 West 25th Street	130 West 25th Street	New York	New York	10001
769	New York	GVA Williams	537	130 West 29th Street	130 West 29th Street	New York	New York	10001
770	New York	American Properties	528	130 West 42nd Street	130 West 42nd Street	New York	New York	10036
771	New York	Daniel Van doren	816	130 West 57th Street	130 West 57th Street	New York	New York	10019
772	New York	J.W. Burke	1058		130 William Street	New York	New York	10038
773	New York	Fibernet / RFR Holding	5309	1301 Avenue of the Americas	1301 Avenue of the Americas	New York	New York	10019
774	New York	The Brun Company	4442	131 Ponce De Leon	131 Ponce De Leon Ave Ne	Atlanta	Georgia	30047
775	New York	Fuss	526	132 Bowery Street	132 Bowery Street	New York	New York	10013
776	New York	Rexton Management	321	132 West 21st Street	132 West 21st Street	New York	New York	10011
777	New York	Taconic Management Company LLC	62	132 West 31st Street	132 West 31st Street	New York	New York	10001
778	New York	Kaufman Management	579	132 West 36th Street	132 West 36th Street	New York	New York	10018
779	New York	Walters & Samuels	205	133 2nd Avenue	133 2nd Avenue	New York	New York	10003
780	New York	Dezer	152	133 5th Avenue	133 5th Avenue	New York	New York	10003
781	New York	Jack Resnick & Sons,	439	133 East 58th Street	133 East 58th Street	New York	New York	10022
782	New York	Miltan Management	809	133 West 19th Street	133 West 19th Street	New York	New York	10011
783	New York	Murray Hill	786	133 West 21st Street	133 West 21st Street	New York	New York	10011
784	New York	Wien & Malkin	5204	1333 Broadway	1333 Broadway	New York	New York	10018
785	New York	Euro-American Props	486	134 5th Avenue	134 5th Avenue	New York	New York	10011
786	New York	Berik Mgmt	126	134 West 29th Street	134 West 29th Street	New York	New York	10001
787	New York	Thomas F. Campenni	890	134 West 37th Street	134 West 37th Street	New York	New York	10018
788	New York	Cohen	76	135 East 57th Street	135 East 57th Street	New York	New York	10022

789	New York	GVA Williams	265	135 Madison Avenue	135 Madison Avenue	New York	New York	10016
790	New York	Dentorium/ GAM	860	135 West 20th Street	135 West 20th Street	New York	New York	
791	New York	Miltan Management	808	135 West 26th Street	135 West 26th Street	New York	New York	10001
792	New York	Max Capital	340	135 West 36th Street	135 West 36th Street	New York	New York	10018
793	New York	Wien & Malkin	5199	1350 Broadway	1350 Broadway	New York	New York	10018
794	New York	Wien & Malkin	5203	1359 Broadway	1359 Broadway	New York	New York	10018
795	New York	Silk & Halpern	190	136 East 57th Street	136 East 57th Street	New York	New York	10022
796	New York	Rexton	322	136 West 21st Street	136 West 21st Street	New York	New York	10011
797	New York	Stellar Management	1056	1370 Avenue of The Americas	1370 Avenue Of The Americas	New York	New York	10019
798	New York	Max Capital	286	1370 Broadway	1370 Broadway	New York	New York	10018
799	New York	Witkoff-RETECH	310	137-139 Duane Street	137-139 Duane Street	New York	New York	10013
800	New York	SL Green Realty Corp	1086	1372 Broadway	1372 Broadway	New York	New York	10018
801	New York	GVA Williams	260	1375 Broadway	1375 Broadway	New York	New York	10018
802	New York	GVA Williams	5304	1375 Broadway	1375 Broadway	New York	New York	10018
803	New York	Schur Realty	854	14 East 38th Street	14 East 38th Street	New York	New York	10016
804	New York	Stellar mgmt	5129	14 Wall Street	14 Wall Street	New York	New York	10005
805	New York	Macklowe	369	140 East 45th Street	140 East 45th Street	New York	New York	10017
806	New York	Macklowe	376	140 West 57th Street	140 West 57th Street	New York	New York	10019
807	New York	Wien & Malkin	5205	1400 Broadway	1400 Broadway	New York	New York	10018
808	New York	Trebor Management	5120	1407 Broadway	1407 Broadway	New York	New York	10018
809	New York	US Realty	950	141 5th Avenue	141 5th Avenue	New York	New York	10010
810	New York	Brause	97	141 West 36th Street	141 West 36th Street	New York	New York	10018
811	New York	Winoker	116	1410 Broadway	1410 Broadway	New York	New York	10018
812	New York	Trizec Hahn	5064	1411 Broadway	1411 Broadway	New York	New York	10018
813	New York	Woodmont Builders	2004		1412 Broadway	New York	New York	10018
814	New York			Wireless Building	1412 Broadway	NEW YORK	NY	10018
815	New York	SL Green Realty Corp	1098	1414 Avenue Of The Americas	1414 Avenue Of The Americas	New York	New York	10019
816	New York	L&L Aquisitions	902	Metropolitan Tower	142 West 57th Street	New York	New York	10019
817	New York	UNKNOWN - RESEARCHING	538	143 Madison Avenue	143 Madison Avenue	New York	New York	10016
818	New York	Berik	198	143 West 29th Street	143 West 29th Street	New York	New York	10001
819	New York	Carard	290	1431 Broadway	1431 Broadway	New York	New York	10018
820	New York	Walters & Samuels	218	144 West 27th Street	144 West 27th Street	New York	New York	10001
821	New York	Winoker	117	1441 Broadway	1441 Broadway	New York	New York	10018
822	New York	Fuss	525	145 Bowery Street	145 Bowery Street	New York	New York	10002
823	New York	Jeffrey Management	357	145 West 30th Street	145 West 30th Street	New York	New York	10001
824	New York	Samson Management	1069	145 West 45th Street	145 West 45th Street	New York	New York	10036
825	New York	Berik Mgmt	127	146 West 29th Street	146 West 29th Street	New York	New York	10001
826	New York	Trizech Hahn	41	1460 Broadway	1460 Broadway	New York	New York	10036
827	New York	SL Green Realty Corp	2003	6 Times Square	1466 Broadway	New York	New York	10036
828	New York	GVA Williams	529	147 West 25th Street	147 West 25th Street	New York	New York	10001
829	New York	Justin Management LLC	469	147 West 26th Street	147 West 26th Street	New York	New York	10001
830	New York	HSC Management	1002	148 West 24 Street	148 West 24th Street	New York	New York	10011
831	New York	Adams & Company	762	148 West 37th Street	148 West 37th Street	New York	New York	10018
832	New York	Abramson Brothers Incorporated	350	149 Madison Avenue	149 Madison Avenue	New York	New York	10016
833	New York	Cushman & Wakefield	383	15 East 26th Street	15 East 26th Street	New York	New York	10010
834	New York	Ya Zhou Wen Hua Enterprises LTD	1010		15 East 40th Street	New York	New York	10016
835	New York	Heritage Realty	924	15 West 28th Street	15 West 28th Street	New York	New York	10001
836	New York	Walters & Samuels	134	15 West 36th Street	15 West 36th Street	New York	New York	10018
837	New York	Kamber Management	345	15 West 37th Street	15 West 37th Street	New York	New York	10018
838	New York	Winoker Realty	421	15 West 39th Street	15 West 39th Street	New York	New York	10018
839	New York	Insignia-ESG	2008		15 West 44th Street	New York	New York	10036
840	New York	??	418	150 5th Avenue	150 5th Avenue	New York	New York	
841	New York	Morris Bailey	485	150 Broadway	150 Broadway	New York	New York	10038
842	New York			Wireless Building	150 Columbus Ave	NEW YORK	NY	10023
843	New York			Wireless Building	150 Columbus Ave	NEW YORK	NY	10023
844	New York	Paramount Group, Inc.	84	150 East 52nd Street	150 East 52nd Street	New York	New York	10022
845	New York	Mendik	509	150 East 58th Street	150 East 58th Street	New York	New York	10155
846	New York	Greiner Maltz	820	150 Varick Street	150 Varick Street	New York	New York

847	New York	M. Rapaport Co., Inc.	454	150 West 22nd Street	150 West 22nd Street	New York	New York	10011
848	New York	Witkoff-RETECH	308	150 West 26th Street	150 West 26th Street	New York	New York	10001
849	New York	Bernstein Real Estate	358	150 West 30th Street	150 West 30th Street	New York	New York	10001
850	New York	Kaufman Management	578	150 West 36th Street	150 West 36th Street	New York	New York	10018
851	New York	Braun Mgmt	521	150 William Street	150 William Street	New York	New York	10038
852	New York	Taconic Management Company LLC	21	1500 Broadway	1500 Broadway	New York	New York	10036
853	New York	GVA Williams	263	151 West 26th Street	151 West 26th Street	New York	New York	10001
854	New York	Samco	404	151 West 30th Street	151 West 30th Street	New York	New York	10001
855	New York	Garth Organization	850	15-17 East 32nd Street	15-17 East 32nd Street	New York	New York	10016
856	New York	GVA Williams	274	152 West 25th Street	152 West 25th Street	New York	New York	10001
857	New York	Justin Management LLC	478	153-159 West 27th Street	153-159 West 27th Street	New York	New York	10001
858	New York	GVA Williams	279	154 West 14th Street	154 West 14th Street	New York	New York	10011
859	New York	Carard	291	155 East 55th Street	155 East 55th Street	New York	New York	10022
860	New York	Witkoff-RETECH	303	156 William Street	156 William Street	New York	New York	10038
861	New York	Newmark & Company Real Estate, Inc.	5107	1560 Broadway	1560 Broadway	New York	New York	10036
862	New York	Greiner Maltz	821	157 Chambers Street	157 Chambers Street	New York	New York	10007
863	New York	Schack Realty Co., Inc.	5076	158 West 27th Street	158 West 27th Street	New York	New York	10001
864	New York	Drucker	591	158 West 29th Street	158 West 29th Street	New York	New York	10001
865	New York	??	828	159 West 25th Streeet	159 West 25th Streeet	New York	New York	
866	New York	Jenel	300	16 East 40th Street	16 East 40th Street	New York	New York	10016
867	New York	Gafisa/Promenade Real Estate	122	16 East 52nd Street	16 East 52nd Street	New York	New York	10022
868	New York	Winter Group Management	394	16 West 46th Street	16 West 46th Street	New York	New York	10036
869	New York	Helmsley Spear	341	160 5th Avenue	160 5th Avenue	New York	New York	10010
870	New York	Braun Mgmt	520	160 Broadway	160 Broadway	New York	New York	10038
871	New York	Oestreicher Properties	325	160 Water Street	160 Water Street	New York	New York	10038
872	New York	Sherwood Equities	171	1600 Broadway	1600 Broadway	New York	New York	10019
873	New York	Earl Kazis Associates	446	161 Avenue Of The Americas	161 Avenue Of The Americas	New York	New York	10013
874	New York	Jack Resnick & Sons,	436	161 William Street	161 William Street	New York	New York	10038
875	New York	Macklowe	374	16-18 East 53rd Street	16-18 East 53rd Street	New York	New York	10022
876	New York	Murray Hill	328	162 5th Avenue	162 5th Avenue	New York	New York	10010
877	New York	Rinzler & Rinzler	939	162 West 56th Street	162 West 56th Street	New York	New York	10019
878	New York	Walters & Samuels	211	165 West 47th Street	165 West 47th Street	New York	New York	10036
879	New York	US Realty	802	1650 Broadway	1650 Broadway	New York	New York	10019
880	New York	UNKNOWN - RESEARCHING	2010	165-167 Madison Avenue	165-167 Madison Avenue	New York	New York	10016
881	New York	Helmsley-Spear	789	166 5th Avenue	166 5th Avenue	New York	New York	10010
882	New York	ELO	589	1674 Broadway	1674 Broadway	New York	New York	10019
883	New York	Radin	619	1675 Broadway	1675 Broadway	New York	New York	10019
884	New York	SL Green Realty Corp	1097	17 Battery Place North	17 Battery Place North	New York	New York	10004
885	New York	Fibernet / RFR Holding	5308	17 State Street	17 State Street	New York	New York	10004
886	New York	Clarendon	510	17 West 17th Street	17 West 17th Street	New York	New York	10011
887	New York	FiberNet	1043	1700 Broadway	1700 Broadway	New York	New York	10019
888	New York	Mendik	497	1740 Broadway	1740 Broadway	New York	New York	10019
889	New York	GVA Williams	535	175 Varick Street	175 Varick Street	New York	New York	10014
890	New York	Walters & Samuels	206	175 West 4th Street	175 West 4th Street	New York	New York	10014
891	New York	Jack Resnick & Sons,	47	1755 Broadway	1755 Broadway	New York	New York	10019
892	New York	Witkoff-RETECH	316	1776 Broadway	1776 Broadway	New York	New York	10019
893	New York	Goodhope Management	985		1790 Broadway	New York	New York	10019
894	New York	Winter Group Management	390	18 East 16th Street	18 East 16th Street	New York	New York	10003
895	New York	M. Rapaport Co., Inc.	453	18 East 48th Street	18 East 48th Street	New York	New York	10017
896	New York	CA White	845	18 West 18th Street	18 West 18th Street	New York	New York	10011
897	New York	SL Green Realty Corp	351	180 Madison Avenue	180 Madison Avenue	New York	New York	10016
898	New York	G.A.M	859	18-20 West 21st Street	18-20 West 21st Street	New York	New York	
899	New York	GVA Williams	51	183 Madison Avenue	183 Madison Avenue	New York	New York	10016
900	New York	Helmsley-Spear	783	184 5th Avenue	184 5th Avenue	New York	New York	10010
901	New York	Hilson	761	185 Madison Avenue	185 Madison	New York	New York	10016

902	New York	Walters & Samuels	214	186 5th Avenue	186 5th Avenue	New York	New York	10010
903	New York	Murray Hill	563	19 Union Square West	19 Union Square West	New York	New York	10003
904	New York	Pro Consortium	222	19 West 21st Street	19 West 21st Street	New York	New York	10010
905	New York	PRD Realty	931	19 West 34th Street	19 West 34th Street	New York	New York	10001-3006
906	New York	Emmes & Co.	5102	19 West 44th Street	19 West 44th Street	New York	New York	10036
907	New York	Collegiate Church Corporation	1025		198 Broadway	New York	New York	10038
908	New York	Jack Resnick & Sons,	435	199 Water Street	199 Water Street	New York	New York	10038
909	New York	Mendik	508	2 Park Avenue	2 Park Avenue	New York	New York	10016
910	New York	Mendik	507	2 Penn Plaza	2 Penn Plaza	New York	New York	10121
911	New York	CB Richard Ellis - Stellar Management	20	2 Rector Street	2 Rector Street	New York	New York	
912	New York	Joseph P Day	1065		2 West 45th Street	New York	New York	10036
913	New York	Mendik	495	20 Broad Street	20 Broad Street	New York	New York	10005
914	New York	US Realty	951	20 Cooper Square	20 Cooper Square	New York	New York	10003
915	New York	Witkoff-RETECH	306	20 Exchange Place	20 Exchange Place	New York	New York	10005
916	New York	Cedar Management Corporation	794	20 Vesey Street	20 Vesey Street	New York	New York	10007
917	New York	Murray Hill	782	20 West 22nd Street	20 West 22nd Street	New York	New York	10010
918	New York	Kamber Management	344	20 West 33rd Street	20 West 33rd Street	New York	New York	10001
919	New York	GVA Williams	268	20 West 36th Street	20 West 36th Street	New York	New York	
920	New York	UNKNOWN - RESEARCHING	542	20 West 37th Street	20 West 37th Street	New York	New York	10018
921	New York	Samson Management	1067		20 West 40th Street	New York	New York	10018
922	New York	Emmes & Co.	5106	20 West 55th Street	20 West 55th Street	New York	New York	10019
923	New York	ATCO	66	20 West 57th Street	20 West 57th Street	New York	New York	10019
924	New York	Wien & Malkin	5206	200 5th Avenue	200 5th Avenue	New York	New York	10010
925	New York	CB Richard Ellis	605	200 Garden City Plaza	200 Garden City Plaza	New York	New York	11530
926	New York	John Zaccarro	897	200 Lafayette	200 Lafayette	New York	New York	10012
927	New York	George Comfort	35	200 Madison Avenue	200 Madison Avenue	New York	New York	10016
928	New York	Met Life	280	200 Park Avenue	200 Park Avenue South	New York	New York	10003
929	New York	Murray Hill	562	200 Park Avenue South	200 Park Avenue South	New York	New York	10003
930	New York	Colliers	52	205 Lexington Avenue	205 Lexington Avenue	New York	New York	10016
931	New York	GVA Williams	530	207 West 25th Street	207 West 25th Street	New York	New York	10001
932	New York	Transworld	899	21 West 19th Street	21 West 19th Street	New York	New York	10011
933	New York	Brause Realty	96	21 West 38th Street	21 West 38th Street	New York	New York	10018
934	New York	Thomas F. Campenni	892	21 West 46th Street	21 West 46th Street	New York	New York	10036
935	New York	Murray Hill	490	210 Eleventh Avenue	210 Eleventh Avenue	New York	New York	10001
936	New York	Lonestar	548	210 West 29th Street	210 West 29th Street	New York	New York	10001
937	New York	CB Commercial	796	211 West 40th Street	211 West 40th Street	New York	New York	10018
938	New York	Kaufman Management	573	212 West 35th Street	212 West 35th Street	New York	New York	
939	New York	Justin Management LLC	470	213 West 35th Street	213 West 35th Street	New York	New York	10001
940	New York	Miltan Management	807	214 Sullivan Street	214 Sullivan Street	New York	New York	10012
941	New York	Walters & Samuels	140	214 West 29th Street	214 West 29th Street	New York	New York	10001
942	New York	SL Green Realty Corp	5306	215 Park Avenue South	215 Park Avenue South	New York	New York	10017
943	New York	Kaufman Management	907	215 West 40th Street	215 West 40th Street	New York	New York	
944	New York	Bernstein Real Estate	361	216 East 45th Street	216 East 45th Street	New York	New York	10017
945	New York	Walters & Samuels	208	2160 Broadway	2160 Broadway	New York	New York	10024
946	New York	Columbus Properties	5077	217 Broadway	217 Broadway	New York	New York	10007
947	New York	Kaufman Management	572	22 West 19th Street	22 West 19th Street	New York	New York	10011
948	New York	Bernstein Real Estate	168	22 West 21st Street	22 West 21st Street	New York	New York	
949	New York	Gregory Kost	550	220 5th Avenue	220 5th Avenue	New York	New York	10001
950	New York	ELK Investors	377	220 East 23rd Street	220 East 23rd Street	New York	New York	10010
951	New York	The Witkoff Group	5227	220 East 42nd Street	220 East 42nd Street	New York	New York	10017
952	New York	HLS Realty	1003	220 West 19th Street	220 West 19th Street	New York	New York	10011
953	New York	Eve Screen Gems LTD	944	222 East 44th Street	222 East 44th Street	New York	New York	10017
954	New York	Singh Realty	460	22-24 West 27th Street	22-24 West 27th Street	New York	New York	
955	New York	Bijan Royal	450	224 Centre Street	224 Centre Street	New York	New York	10013
956	New York	Empire	314	224 West 35th Street	224 West 35th Street	New York	New York	10001
957	New York	C&K Realty	5116	224-232 West 30th Street	224-232 West 30th Street	New York	New York	10001
958	New York	CFO Management	909	225 5th Avenue	225 5th Avenue	New York	New York	10010

959	New York	Braun Mgmt	522	225 Broadway	225 Broadway	New York	New York	10007
960	New York	225 West 35 Street	5354	225 West 35 Street	225 West 35 Street	New York	New York	10018
961	New York	Helmsley Spear	488	225 West 37th Street	225 West 37th Street	New York	New York	10018
962	New York	Hilton Realty	2012		225 West 39th Street	New York	New York	10018
963	New York	Orda	174	225/233 Park Avenue South	225/233 Park Avenue South	New York	New York	10003
964	New York	Walters & Samuels	137	225-229 West 39th Street	225-229 West 39th Street	New York	New York	10018
965	New York	Empire Management	586	226 East 54th Street	226 East 54th Street	New York	New York	10022
966	New York	Greg Kost RE	942	226 West 26th Street	226 West 26th Street	New York	New York	10001
967	New York	Eidan Properties	749	229 West 28th Street	229 West 28th Street	New York	New York	10001
968	New York	Handro Properties	5073	229 West 36th Street	229 West 36th Street	New York	New York	10018
969	New York	Garth Organization	848	23 East 22nd Street	23 East 22nd Street	New York	New York	10010
970	New York	Victor Garterstein	929	23 Watts Street	23 Watts Street	New York	New York	10013-1639
971	New York	Max Capital	248	230 Park Avenue	230 Park Avenue	New York	New York	10169
972	New York	Helmsley Spear	489	230 West 38th Street	230 West 38th Street	New York	New York	10018
973	New York	Kaufman Management	700	230 West 39th Street	230 West 39th Street	New York	New York	10018
974	New York	Justin Management LLC	477	231 West 29th Street	231 West 29th Street	New York	New York	
975	New York	Samco	409	2315 Broadway	2315 Broadway	New York	New York	10024
976	New York	Princeton Intl	250	232 Madison Avenue	232 Madison Avenue	New York	New York	10016
977	New York	Orda	173	233 Park Avenue South **see bldg#174	233 Park Avenue South **see bldg#174	New York	New York	10003
978	New York	Earl Kazis Associates	445	233 Spring Street	233 Spring Street	New York	New York	10013
979	New York	Carard	293	235 Park Avenue South	235 Park Avenue South	New York	New York	10003
980	New York	GVA Williams	271	236 West 27th Street	236 West 27th Street	New York	New York	10001
981	New York	Murray Construction	1082		237 West 37th Street	New York	New York	10018
982	New York	Bulfinch Companies	4064		2395 Pleasantdale Road	Atlanta	Georgia	30340
983	New York	Centaur	463	24 East 21st Street	24 East 21st Street	New York	New York	10010
984	New York	GVA Williams	254	24 West 25th Street	24 West 25th Street	New York	New York	10010
985	New York	Justin Management LLC	472	24 West 30th Street	24 West 30th Street	New York	New York	
986	New York	Jenel	299	24 West 40th Street	24 West 40th Street	New York	New York	10018
987	New York	Madison Avenue	917	240 Madison Avenue	240 Madison Avenue	New York	New York	10002
988	New York	Bernstein Real Estate	359	242 West 30th Street	242 West 30th Street	New York	New York	10001
989	New York	Kaufman Management	574	242 West 36th Street	242 West 36th Street	New York	New York	10018
990	New York	Winoker Realty	1061	242 West 38th Street	242 West 38th Street	New York	New York	10018
991	New York	Koll Bren Schreiber	1044		245 5th Avenue	New York	New York	10016
992	New York	Walters & Samuels	217	245 East 21st Street	245 East 21st Street	New York	New York	10010
993	New York	Rinzler & Rinzler	459	245 West 14th Street	245 West 14th Street	New York	New York	10011
994	New York	GVA Williams	270	245 West 29th Street	245 West 29th Street	New York	New York	10001
995	New York	Adams & Miller	852	247 West 35th Street	247 West 35th Street	New York	New York	10001
996	New York	Max Capital	285	248 West 35th Street	248 West 35th Street	New York	New York	
997	New York	One State Equities	379	1265 Broadway	25 Broadway	New York	New York	10004
998	New York	Walters & Samuels	216	25 East 83rd Street	25 East 83rd Street	New York	New York	10028
999	New York	GVA Williams	176	25 Park Avenue	25 Park Avenue	New York	New York	10016
1000	New York	Excelsior	413	25 West 36th Street	25 West 36th Street	New York	New York	10018
1001	New York	Witkoff-RETECH	309	25 West 43rd Street	25 West 43rd Street	New York	New York	10036
1002	New York	Jack Resnick & Sons,	119	250 Hudson Street	250 Hudson Street	New York	New York	10013
1003	New York	Jeffrey Management	156	250 Park Avenue South	250 Park Avenue South	New York	New York	10003
1004	New York	L&L Aquisitions	456	250 West 39th Street	250 West 39th Street	New York	New York	10018
1005	New York	Nafshi Realty	922	250 West 40th Street	250 West 40th Street	New York	New York	10018
1006	New York	Garth Organization	851	250 West 49th Street	250 West 49th Street	New York	New York	10019
1007	New York	UNKNOWN - RESEARCHING	545	250 West 54th Street	250 West 54th Street	New York	New York	10019
1008	New York	Wien & Malkin	5198	Fisk Building	250 West 57th Street	New York	New York	10107
1009	New York			Wireless Building	2501 Jerome Ave	Bronx	NY	10468
1010	New York			Wireless Building	2501 Jerome Ave	Bronx	NY	10468
1011	New York	??	476	251 West 30th Street	251 West 30th Street	New York	New York	
1012	New York	UNKNOWN - RESEARCHING	543	252 West 37th Street	252 West 37th Street	New York	New York	10018
1013	New York	Brause	98	254 West 31st Street	254 West 31st Street	New York	New York	
1014	New York	Max Capital	338	255 West 36th Street	255 West 36th Street	New York	New York	10018
1015	New York	UNKNOWN - RESEARCHING	540	256 West 38th Street	256 West 38th Street	New York	New York	10018

1016	New York	Kaufman Management	581	257 Canal Street	257 Canal Street	New York	New York	10013
1017	New York	Jeffrey Management	157	257 Park Avenue South	257 Park Avenue South	New York	New York	
1018	New York	Bridge Capital Corp.	826	257 West 117th Street	257 West 117th Street	New York	New York	10026
1019	New York	Walters & Samuels	220	2581 Broadway	2581 Broadway	New York	New York	10025
1020	New York	Two Friends Realty	729	259 West 30th Street	259 West 30th Street	New York	New York	10001
1021	New York	David Koeppel	71		26 Broadway	New York	New York	10004
1022	New York	Renaissance Properties New York	194	260 5th Avenue	260 5th Avenue	New York	New York	10001
1023	New York	Zar Realty	113	260 Madison Avenue	260 Madison Avenue	New York	New York	10016
1024	New York	119 Fifth Avenue Corporation	1011		260 West 35th Street	New York	New York	10001
1025	New York	Two Friends Realty	728	260 West 39th Street	260 West 39th Street	New York	New York	10018
1026	New York	CB Richard Ellis	1045	261 5th Avenue	261 5th Avenue	New York	New York	10016
1027	New York	Zar	114	261 Madison Avenue	261 Madison Avenue	New York	New York	10016
1028	New York	UNKNOWN - RESEARCHING	475	261 West 35th Street	261 West 35th Street	New York	New York	10001
1029	New York	Falcon Properties, Inc.	1070	262 West 38th Street	262 West 38th Street	New York	New York	10018
1030	New York	Handro Properties	5024	263 West 38th Street	263 West 38th Street	New York	New York	10018
1031	New York	Renaissance Properties New York	5387	264 West 40th Street	264 West 40th Street	New York	New York	10018
1032	New York	GVA Williams	541	265 West 37th Street	265 West 37th Street	New York	New York	
1033	New York	Three O Realty	371	265 West 40th Street	265 West 40th Street	New York	New York	10018
1034	New York	HP Realty	1073		267 5th Avenue	New York	New York	10016
1035	New York	GVA Williams	275	27 West 23rd Street	27 West 23rd Street	New York	New York	10010
1036	New York	JH Management	347	27 West 24th Street	27 West 24th Street	New York	New York	10010
1037	New York	Brause	730	27-01 Queens Plaza North	27-01 Queens Plaza North	New York	New York	11101
1038	New York	Joe Alpert	701	271 Madison Avenue	271 Madison Avenue	New York	New York	10016
1039	New York	Abramson Brothers Incorporated	352	274 Madison Avenue	274 Madison Avenue	New York	New York	10016
1040	New York	Walters & Samuels	139	276 5th Avenue	276 5th Avenue	New York	New York	10001
1041	New York	Feldman Seymore	959	277 Broadway	277 Broadway	New York	New York	10007
1042	New York	Panasia Real Estate	903	28 West 20th St (Aka 31-33 West 19th)	28 West 20th St (Aka 31-33 West 19th)	New York	New York	10011
1043	New York	??	255	28 West 25th Street	28 West 25th Street	New York	New York	
1044	New York	GVA Williams	544	28 West 36th Street	28 West 36th Street	New York	New York	10018
1045	New York	Murray Hill	790	2-8 West 36th Street	2-8 West 36th Street	New York	New York	10018
1046	New York	National Jewerly Exchange	1036		2-8 West 47th Street	New York	New York	10036
1047	New York	Dom Ben Realty Corp.	1046	280 Madison Avenue	280 Madison Avenue	New York	New York	10016
1048	New York	SL Green Realty Corp	1088	286 Madison Avenue	286 Madison Avenue	New York	New York	10017
1049	New York	HMS Properties	516	286 Spring Street	286 Spring Street	New York	New York	10013
1050	New York			Wireless Building	28-90 Review Ave	totowa	NY	11101
1051	New York	Jeffries Avion	380	29 Broadway	29 Broadway	New York	New York	10006
1052	New York	Kash Group	918	29 John Street	29 John Street	New York	New York	10038
1053	New York	Emmes & Co.	987	29 West 34th Street	29 West 34th Street	New York	New York	10001
1054	New York	Bernstein Real Estate	360	29 West 36th Street	29 West 36th Street	New York	New York	10018
1055	New York	Murray Hill	565	29 West 38th Street	29 West 38th Street	New York	New York	10018
1056	New York	SL Green Realty Corp	1089	290 Madison Avenue	290 Madison Avenue	New York	New York	10017
1057	New York	Time Equities	1029		291 Broadway	New York	New York	10007
1058	New York	Woodmont Builders	1090	291 Madison Avenue	291 Madison Avenue	New York	New York	10017
1059	New York	Kushner Companies	1035	Puck Building	295 Lafayette	New York	New York	10012
1060	New York	Walters & Samuels	132	295 Madison Avenue	295 Madison Avenue	New York	New York	10017
1061	New York	Winter Group Management	392	3 East 28th Street	3 East 28th Street	New York	New York	
1062	New York	Cohen	77	3 East 54th Street	3 East 54th Street	New York	New York	10022
1063	New York	Cohen	79	3 Park Avenue	3 Park Avenue	New York	New York	10016
1064	New York	K & S Realty	593	3 West 18th Street **see bldg#941	3 West 18th Street **see bldg#941	New York	New York	10011
1065	New York	Justin Management LLC	467	3 West 30th Street	3 West 30th Street	New York	New York	10001
1066	New York	Winoker Realty	419	3 West 35th Street	3 West 35th Street	New York	New York	10001
1067	New York	Samco	406	30 East 33rd Street	30 East 33rd Street	New York	New York	10016
1068	New York	Walters & Samuels	855	30 East 40th Street	30 East 40th Street	New York	New York

1069	New York	Walters & Samuels	138	30 East 60th Street	30 East 60th Street	New York	New York	10022
1070	New York	Walters & Samuels	203	30 East 65th Street	30 East 65th Street	New York	New York	10021
1071	New York	Samco	398	30 Irving Place	30 Irving Place	New York	New York	10003
1072	New York	United Realty	798	30 Jericho Plaza	30 Jericho Plaza	New York	New York	
1073	New York	RGT	5	30 Rockefeller Plaza	30 Rockefeller Plaza	New York	New York	10112
1074	New York	Pyne Companies	1013		30 Wall Street	New York	New York	10005
1075	New York	Meringoff Properties	5132	30 West 26th Street	30 West 26th Street	New York	New York	10010
1076	New York	Witkoff-RETECH	315	300 East 42nd Street	300 East 42nd Street	New York	New York	10017
1077	New York	Tishman Speyer	517	300 Park Avenue	300 Park Avenue	New York	New York	10022
1078	New York	Rockrose Management	5123	300 Park Avenue South	300 Park Avenue South	New York	New York	10010
1079	New York	Four Keys Leasing	1020		300 West 43rd Street	New York	New York	10036
1080	New York	Wilkens Sq LLC	3692	300 West Pratt Street	300 West Pratt Street	Baltimore	Maryland	
1081	New York	UNKNOWN - RESEARCHING	539	301 West 37th Street	301 West 37th Street	New York	New York	10018
1082	New York	GVA Williams	266	302 5th Avenue	302 5th Avenue	New York	New York	10001
1083	New York	Four Keys Leasing	1021		303 West 42nd Street	New York	New York	10036
1084	New York	Walters & Samuels	143	304 Park Avenue South	304 Park Avenue South	New York	New York	10010
1085	New York	Berik Mgmt	125	306 5th Avenue	306 5th Avenue	New York	New York	10001
1086	New York	Bernstein Real Estate	363	307 7th Avenue	307 7th Avenue	New York	New York	10001
1087	New York	Windsor Management	876	31 East 32nd Street	31 East 32nd Street	New York	New York	10016
1088	New York	Hudson Park Realty	1005		31 West 34th Street	New York	New York	10001
1089	New York	Hines	200	31 West 52nd Street	31 West 52nd Street	New York	New York	10019
1090	New York	Zuberry Development Corp	519	311 West 43rd Street	311 West 43rd Street	New York	New York	10036
1091	New York	B & D Properties	827	313 West 37th Street	313 West 37th Street	New York	New York	
1092	New York	Jack Resnick & Sons,	120	315 Hudson Street	315 Hudson Street	New York	New York	10013
1093	New York	Walters & Samuels	135	315 West 36th Street	315 West 36th Street	New York	New York	
1094	New York	Handro Properties	5372	315 West 39th Street	315 West 39th Street	New York	New York	10018
1095	New York	Handro Properties	5025	315-321 West 39th Street	315-321 West 39th Street	New York	New York	10018
1096	New York	Adams & Company	5039	317 East 34th Street	317 East 34th Street	New York	New York	10016
1097	New York	SL Green Realty Corp	452	317 Madison Avenue	317 Madison Avenue	New York	New York	10017
1098	New York	Cammeby's	88	32 Broadway	32 Broadway	New York	New York	10004
1099	New York	Lonestar	546	32 East 31st Street	32 East 31st Street	New York	New York	
1100	New York	Winoker Realty	416	32 Union Square East	32 Union Square East	New York	New York	10003
1101	New York	Winter Group Management	391	26-32 West 17th Street	32 West 17th Street	New York	New York	10011
1102	New York	Jeffrey Management	1016	Mercantile Building	32 West 18th Street	New York	New York	10011
1103	New York	Justin Management LLC	468	32 West 28th Street	32 West 28th Street	New York	New York	10001
1104	New York	Brause	100	320 5th Avenue	320 5th Avenue	New York	New York	10001
1105	New York	Technolift	60	320 West 13th Street	320 West 13th Street	New York	New York	10014
1106	New York	Woodmont Builders	1092	321 West 44th Street	321 West 44th Street	New York	New York	10036
1107	New York	Feldman Seymore	958	325 Broadway	325 Broadway	New York	New York	10007
1108	New York	Falcon Properties, Inc.	179	325 West 38th Street	325 West 38th Street	New York	New York	10018
1109	New York	3280 Broadway Realty Company LLC	5196	3280 Broadway	3280 Broadway	New York	New York	10027
1110	New York	??	425	33 East 33rd Street	33 East 33rd Street	New York	New York	
1111	New York	Bonafide Estates	482	33 West 60th Street	33 West 60th Street	New York	New York	
1112	New York	Kipp-Stawsky	932	33 Whitehall Street	33 Whitehall Street	New York	New York	10004-2112
1113	New York	Insignia-ESG	703	330 5th Avenue	330 5th Avenue	New York	New York	10001
1114	New York			Wireless Building	330 Madison Ave, 2nd Floor	New York	NY	10017
1115	New York	Mendik	504	330 Madison Avenue	330 Madison Avenue	New York	New York	10002
1116	New York	Mendik	505	330 West 34th Street	330 West 34th Street	New York	New York	10001
1117	New York	Brause	94	330-332 East 59th Street	330-332 East 59th Street	New York	New York	10022
1118	New York	C&K Realty	5117	330-342 West 38th Street	330-342 West 38th Street	New York	New York	10018
1119	New York	Wilrock Mgmt	346	331 Madison Avenue	331 Madison Avenue	New York	New York	10017
1120	New York	Samco	401	333 7th Avenue	333 7th Avenue	New York	New York	10001
1121	New York	SL Green Realty Corp	2007	333 East 38th Street	333 East 38th Street	New York	New York	10016
1122	New York	Whitehall	296	333 Hudson Street	333 Hudson Street	New York	New York	10013
1123	New York	Abramson Brothers Incorporated	355	333 West 52nd Street	333 West 52nd Street	New York	New York	10019

1124	New York	Atlanta Financial Center Mgnt.	3798	3333 Peachtree Road	3333 Peachtree Road	Atlanta	Georgia	
1125	New York	Atlanta Financial Center Mgnt.	3797	3343 Peachtree Road	3343 Peachtree Road	Atlanta	Georgia	
1126	New York	Jones Lang LaSalle	710	335 Madison Avenue	335 Madison Avenue	New York	New York	10017
1127	New York	GVA Williams	536	335 West 35th Street	335 West 35th Street	New York	New York	10001
1128	New York	Atlanta Financial Center Mgnt.	3799	3353 Peachtree Road	3353 Peachtree Road	Atlanta	Georgia	
1129	New York	Habersham Management Co	4486		34 Peachtree Street	Atlanta	Georgia	30303
1130	New York	Adams & Company	5040	34 West 33rd Street	34 West 33rd Street	New York	New York	10001
1131	New York	Mountain Development	1066	340 West 39th Street	340 West 39th Street	New York	New York	10018
1132	New York	CB Richard Ellis	647	340 West Street	340 West Street	New York	New York	10014
1133	New York	ELK Investors	426	341 West 38th Street	341 West 38th Street	New York	New York	10018
1134	New York	Macklowe	366	342 Madison Avenue	342 Madison Avenue	New York	New York	10002
1135	New York	Bernstein Real Estate	364	345 7th Avenue	345 7th Avenue	New York	New York	10001
1136	New York	Spitzer Engineering	583	345 East 37th Street	345 East 37th Street	New York	New York	10016
1137	New York	Walters & Samuels	210	345 East 77th Street	345 East 77th Street	New York	New York	10021
1138	New York	Rudin	611	345 Park Avenue	345 Park Avenue	New York	New York	10154
1139	New York	Empire Mgmt.	172	347 5th Avenue	347 5th Avenue	New York	New York	10016
1140	New York	Winoker	960	347 West 36th Street	347 West 36th Street	New York	New York	10018
1141	New York	Centaur	464	35 East 21st Street	35 East 21st Street	New York	New York	10010
1142	New York	K&S Realty	941	3-5 West 18th Street	3-5 West 18th Street	New York	New York	10011
1143	New York	Wien & Malkin	5197	The Empire State Building	350 5th Avenue	New York	New York	10118
1144	New York	Bernstein Real Estate	365	350 7th Avenue	350 7th Avenue	New York	New York	10001
1145	New York	Jeffrey Management	1015	350 Broadway	350 Broadway	New York	New York	10013
1146	New York	Max Capital	284	350 Madison Avenue	350 Madison Avenue	New York	New York	10002
1147	New York	Insignia	430	350 Park Avenue	350 Park Avenue	New York	New York	10022
1148	New York	Carlisle	163	352 Park Avenue South	352 Park Avenue South	New York	New York	10010
1149	New York	Hilson Mgmt.	757	353 Lexington Avenue	353 Lexington Avenue	New York	New York	10016
1150	New York	Rudin	616	355 Lexington Avenue	355 Lexington Avenue	New York	New York	10017
1151	New York	DCH Mgmt	598	358 5th Avenue	358 5th Avenue	New York	New York	10001
1152	New York	Lonestar	547	36 East 23rd Street	36 East 23rd Street	New York	New York	10010
1153	New York	GVA Williams	269		36 East 31st Street	New York	New York	10016
1154	New York	GVA Williams	277	36 West 20th Street	36 West 20th Street	New York	New York	10001
1155	New York	Rexton	320	36 West 25th Street	36 West 25th Street	New York	New York	10010
1156	New York	Hudson Park Realty	1004		36 West 47th Street	New York	New York	10036
1157	New York	Kipp-Stawsky	938	360 Madison Avenue	360 Madison Avenue	New York	New York	10017
1158	New York	Cushman & Wakefield	382	360 Park Ave South	360 Park Ave South	New York	New York	10010
1159	New York	Meringoff Properties	237	361 Broadway	361 Broadway	New York	New York	10013
1160	New York	DCH Management	597	362 5th Avenue	362 5th Avenue	New York	New York	10001
1161	New York	Samco	405	363 7th Avenue	363 7th Avenue	New York	New York	10001
1162	New York	Meringoff Properties	238	365 Broadway	365 Broadway	New York	New York	10013
1163	New York	Joseph P. Day	968	366 5th Avenue	366 5th Avenue	New York	New York	10001
1164	New York	Jones Lang LaSalle	711	366 Madison Avenue	366 Madison Avenue	New York	New York	10017
1165	New York	Macklowe	373	369 Lexington Avenue	369 Lexington Avenue	New York	New York	10017
1166	New York	Olmstead Properties	705	37 West 20th Street	37 West 20th Street	New York	New York	10011
1167	New York	Windsor Management	914	37 West 26th Street	37 West 26th Street	New York	New York	10010
1168	New York	???	224	37 West 27th Street	37 West 27th Street	New York	New York	10001
1169	New York	Rexton Management	323	37 West 28th Street	37 West 28th Street	New York	New York	
1170	New York	GVA Williams	267	37 West 37th Street	37 West 37th Street	New York	New York	10018
1171	New York	Brause	95	37 West 39th Street	37 West 39th Street	New York	New York	10018
1172	New York	Abramson Brothers Incorporated	349	37 West 47th Street	37 West 47th Street	New York	New York	10036
1173	New York	Jeffrey Management	155	370 7th Avenue (aka 7 Penn Plaza)	370 7th Avenue	New York	New York	10001
1174	New York	Witkoff-RETECH	304	370 Lexington Avenue	370 Lexington Avenue	New York	New York	10017
1175	New York	ATCO	65	373 Park Ave South	373 Park Ave South	New York	New York	10016
1176	New York	Tishman Speyer	5326	375 Hudson Street	375 Hudson Street	New York	New York	10014
1177	New York	PRD Realty	930	38 East 29th Street	38 East 29th Street	New York	New York	10016-7911
1178	New York	ELK Investors	424	38 East 30th Street	38 East 30th Street	New York	New York	10016
1179	New York	Murray Hill	329	380 2nd Avenue	380 2nd Avenue	New York	New York	10010

1180	New York	HRO	781	380 Madison Avenue	380 Madison Avenue	New York	New York	10017
1181	New York	ATCO	64	381 Park Avenue South	381 Park Avenue South	New York	New York	10016
1182	New York	Winoker Realty	893	381-383 5th Avenue	381-383 5th Avenue	New York	New York	10016
1183	New York	Hilson Mgmt.	760	385 5th Avenue	385 5th Avenue	New York	New York	
1184	New York	Walters & Samuels	219	387 6th Avenue	387 6th Avenue	New York	New York	10014
1185	New York	Fletcher	721	387 Park Ave South	387 Park Ave South	New York	New York	10016
1186	New York	GVA Williams	337	389 5th Avenue	389 5th Avenue	New York	New York	10016
1187	New York	Cammeby's	87	39 Broadway	39 Broadway	New York	New York	10006
1188	New York	GVA Williams	278	4-8-05 Building	39 West 19th Street	New York	New York	10011
1189	New York	Berik Mgmt	128	39 West 32nd Street	39 West 32nd Street	New York	New York	10001
1190	New York	Walters & Samuels	136	39 West 37th Street	39 West 37th Street	New York	New York	10018
1191	New York	Hilson	759	390 5th Avenue	390 5th Avenue	New York	New York	10018
1192	New York	Walters & Samuels	215	391 6th Avenue	391 6th Avenue	New York	New York	10014
1193	New York	Continental Development	804	393 5th Avenue	393 5th Avenue	New York	New York	10016
1194	New York	C & W	108	395 Hudson Street	395 Hudson Street	New York	New York	10014
1195	New York	Excelsior Realty Managment	427	396 Broadway	396 Broadway	New York	New York	10013
1196	New York	Wilrock	949	40 East 43road	40 East 43road	New York	New York	10017
1197	New York	Rudin	618	40 East 52nd Street	40 East 52nd	New York	New York	10022
1198	New York	Mendik	496	40 Fulton Street	40 Fulton Street	New York	New York	10038
1199	New York	RGT	45	40 Rector Street	40 Rector Street	New York	New York	10006
1200	New York	Trump	412	40 Wall Street	40 Wall Street	New York	New York	10005
1201	New York	GVA Williams	253	40 West 25th Street	40 West 25th Street	New York	New York	10010
1202	New York	GVA Williams	253	40 West 25th Street	40 West 25th Street	New York	New York	10010
1203	New York	Meringoff Properties	229	400 Eighth Avenue	400 8th Avenue	New York	New York	10001
1204	New York	Helmsley-Spear	788	400 Layfayette Avenue	400 Layfayette Avenue	New York	New York	10003
1205	New York	Macklowe	367	400 Madison Avenue	400 Madison Avenue	New York	New York	10017
1206	New York	Continental Development	803	401 5th Avenue	401 5th Avenue	New York	New York	10016
1207	New York	401 Bdwy Assoc	166	401 Broadway	401 Broadway	New York	New York	10013
1208	New York	Meringoff Properties	38	401 Park Avenue South	401 Park Avenue South	New York	New York	10016
1209	New York	Prince Management	889	404 5th Avenue	404 5th Avenue	New York	New York	10018
1210	New York	Newmark & Company Real Estate, Inc.	996	404 Park Avenue South	404 Park Avenue South	New York	New York	10016
1211	New York	FiberNet	1042	Chrysler Building	405 Lexington	New York	New York	10017
1212	New York	Colliers	131	405 Park Avenue	405 Park Avenue	New York	New York	10022
1213	New York	??	614	41 Madison Avenue	41 Madison Avenue	New York	New York	
1214	New York	BG Management Company	4487	41 Marietta Street	41 Marietta Street	Atlanta	Georgia	30303
1215	New York	Bonafide Estates	479	41 West 25th Street	41 West 25th Street	New York	New York	10010
1216	New York	Eastgate	164	410 Park Avenue	410 Park Avenue	New York	New York	10022
1217	New York	Adams & Company	5065	411 5th Avenue	411 5th Avenue	New York	New York	10016
1218	New York	Mellman	919	413-435 West 14th Street	413-435 West 14th Street	New York	New York	10014
1219	New York	Mellman	921	414 West 14th Street	414 West 14th Street	New York	New York	10014
1220	New York	Rudin	612	415 Madison Avenue	415 Madison Avenue	New York	New York	10017
1221	New York	Thomas F. Campenni	891	41 East 11th Street	41-51 East 11th Street	New York	New York	10003
1222	New York	Longines	558	416 Broadway	416 Broadway	New York	New York	10013
1223	New York	Mellman	920	416-418 West 14th Street	416-418 West 14th Street	New York	New York	10014
1224	New York	Emmes & Co.	5105	417 5th Avenue	417 5th Avenue	New York	New York	10016
1225	New York	Walters & Samuels	175	419 Park Ave South	419 Park Ave South	New York	New York	10016
1226	New York	Cammeby's	86	42 Broadway	42 Broadway	New York	New York	10004
1227	New York	Empire	608	42 West 38th Street	42 West 38th Street	New York	New York	10018
1228	New York	Adams & Company	5041	42 West 39th Street	42 West 39th Street	New York	New York	10018
1229	New York	ELO	588	42 West 48th Street	42 West 48th Street	New York	New York	10036
1230	New York	SL Green Realty Corp	1084	Graybar Building	420 Lexington Avenue	New York	New York	10170
1231	New York	Lee Tai Enterprises	795	420 Madison	420 Madison Avenue	New York	New York	10017
1232	New York	Winter Group Realty	5401	423 West 55th Street	423 West 55th Street	New York	New York	10036
1233	New York	Caran Properties	447		424 Madison Avenue	New York	New York	10017
1234	New York	Art Hildreth	666	424 West 33rd Street	424 West 33rd Street	New York	New York	10001
1235	New York	Silk & Halpern	188	425 Madison Avenue	425 Madison Avenue	New York	New York	10017
1236	New York	Olmstead Properties	707	43 West 24th Street	43 West 24th Street	New York	New York	10010
1237	New York	Samco	1053	432 Park Avenue South	432 Park Avenue South	New York	New York	10016

1238	New York	R Olden	667	1265 Broadway	433 g	New York	New York	10001
1239	New York	??	1018	43-45 White Street	43-45 White Street	New York	New York	
1240	New York	Technolift	58	437 Madison Avenue	437 Madison Avenue	New York	New York	10022
1241	New York	The Grant Meridin Property Group	3878		44 Broad Street	Atlanta	Georgia	
1242	New York	UNKNOWN - RESEARCHING	533	44 East 32nd Street	44 East 32nd Street	New York	New York	10016
1243	New York	Adams & Company	5042	44 West 18th Street	44 West 18th Street	New York	New York	10011
1244	New York	SL Green Realty Corp	1085	440 9th Avenue	440 9th Avenue	New York	New York	10001
1245	New York	Samco	1052	440 Park Avenue South	440 Park Avenue South	New York	New York	10016
1246	New York	Alice Hughes	948	443 Greenwhich Street	443 Greenwhich Street	New York	New York	10013
1247	New York	GVA Williams	264	443 Park Avenue South	443 Park Avenue South	New York	New York	10016
1248	New York	Hymo Textile	559	444 Broadway	444 Broadway	New York	New York	10013
1249	New York	Realex Capital	318	444 Madison Avenue	444 Madison Avenue	New York	New York	10022
1250	New York	Pro Consortium	223	444 Park Avenue South	444 Park Avenue South	New York	New York	10016
1251	New York	Dakota Realty Group	103	445 Park Avenue	445 Park Avenue	New York	New York	10022
1252	New York	Excelsior	414	447 Broadway	447 Broadway	New York	New York	10013
1253	New York	GVA Williams	276	45 East 20th Street	45 East 20th Street	New York	New York	10003
1254	New York	Transreal Equities, LLC	1039		45 East 30th Street	New York	New York	10016
1255	New York	Aurora Mgmt	799	45 Executive Drive	45 Executive Drive	New York	New York	
1256	New York	Lonestar	549	45 West 21st Street	45 West 21st Street	New York	New York	10010
1257	New York	Bonafice Estates	480	45 West 25th Street	45 West 25th Street	New York	New York	10010
1258	New York	GVA Williams	532	45 West 34th Street	45 West 34th Street	New York	New York	10001
1259	New York	Samco	407	45 West 36th Street	45 West 36th Street	New York	New York	10018
1260	New York	Samson Management	1068		45 West 45th Street	New York	New York	10036
1261	New York	Kaufman Management	22	450 7th Avenue	450 7th Avenue	New York	New York	10123
1262	New York	Taconic Management Company LLC	104	450 Park Avenue	450 Park Avenue	New York	New York	10022
1263	New York	Max Capital	331	450 West 33rd Street	450 West 33rd Street	New York	New York	10001
1264	New York	Colliegate Church Corporation	1023		45-49 John Street	New York	New York	10038
1265	New York	Kaufman Management	905	460 West 34th Street	460 West 34th Street	New York	New York	10001
1266	New York	Kaufman Management	575	462 7th Avenue	462 7th Avenue	New York	New York	10018
1267	New York	Meringoff Properties	232	462 Broadway	462 Broadway	New York	New York	10013
1268	New York	Adams & Company	5075	463 7th Avenue	463 7th Avenue	New York	New York	10018
1269	New York	Woodmont Builders	2002		469 7th Avenue	New York	New York	10018
1270	New York	Kaufman Management	576	470 7th Avenue	470 7th Avenue	New York	New York	10018
1271	New York	SL Green Realty Corp	1094	470 Park Avenue South	470 Park Avenue South	New York	New York	10016
1272	New York	Corp Realty Fund	853	475 5th Avenue	475 5th Avenue	New York	New York	10017
1273	New York	Cohen	80	475 Park Ave South	475 Park Ave South	New York	New York	10016
1274	New York	Simon	112	477 Madison Avenue	477 Madison Avenue	New York	New York	10022
1275	New York	Swigg Buris Equities	847	48 Wall Street	48 Wall Street	New York	New York	10005
1276	New York	Bernstein Real Estate	356	48 West 25th Street	48 West 25th Street	New York	New York	10010
1277	New York	Adams & Company	5043	48 West 37th Street	48 West 37th Street	New York	New York	10011
1278	New York	Bonafide Estates	481	48 West 38th Street	48 West 38th Street	New York	New York	10018
1279	New York	ELO	587	48 West 48th Street	48 West 48th Street	New York	New York	10036
1280	New York	Jack Resnick & Sons,	434	485 Madison Avenue	485 Madison Avenue	New York	New York	10022
1281	New York	Jeffrey Management	85	488 Madison Avenue	488 Madison Avenue	New York	New York	10022
1282	New York	ELK Investors	954	489 5th Avenue	489 5th Avenue	New York	New York	10017
1283	New York	Walters & Samuels	207	49 East 10th Street	49 East 10th Street	New York	New York	10003
1284	New York	Charles Piazza	177	49 East 21st Street	49 East 21st Street	New York	New York	10010
1285	New York	Samco	408	49 West 37th Street	49 West 37th Street	New York	New York	10018
1286	New York	General Leasing & Management Corp	702	494 Eighth Avenue (previously known as 264 West 35th Street)	494 Eighth Avenue	New York	New York	10001
1287	New York	Essebag	410	495 Broadway	495 Broadway	New York	New York	10012
1288	New York	George Comfort	317	498 7th Avenue	498 7th Avenue	New York	New York	10018
1289	New York	CFO Management	908	499 7th Avenue	499 7th Avenue	New York	New York	10018
1290	New York	Larsan	444	5 Beekman Street	5 Beekman Street	New York	New York	10038
1291	New York	U.S. Skyline Realty	1033		5 East 59th Street	New York	New York	10022
1292	New York	Batmintee	735	5 Hanover Square	5 Hanover Square	New York	New York	10004
1293	New York	Cushman & Wakefield	381	5 Penn Plaza	5 Penn Plaza	New York	New York	10001

1294	New York	Empire Management	609	5 West 36th Street	5 West 36th Street	New York	New York	10018
1295	New York	Hilson Management	758	5 West 37th Street	5 West 37th Street	New York	New York	10018
1296	New York	C & W	442	50 Broad Street	50 Broad Street	New York	New York	10004
1297	New York	Taconic Management Company LLC	18	50 Broadway	50 Broadway	New York	New York	10004
1298	New York	Abramson Brothers Incorporated	353	50 East 42nd Street	50 East 42nd Street	New York	New York	10017
1299	New York	Argo Group	952	50 West 17th Street	50 West 17th Street	New York	New York	10011
1300	New York	Woodmont Builders	2000		50 West 23rd Street	New York	New York	10010
1301	New York	Stellar Management	1059	500 7th Avenue	500 7th Avenue	New York	New York	10018
1302	New York	Walters & Samuels	142	500 8th Avenue	500 8th Avenue	New York	New York	10018
1303	New York	Equitable Life-JLL	736	500 Park Avenue	500 Park Avenue	New York	New York	10022
1304	New York	Abramson Brothers Incorporated	354	501 5th Avenue	501 5th Avenue	New York	New York	10017
1305	New York	Helmsley Spear	624	501 7th Avenue	501 7th Avenue	New York	New York	10018
1306	New York	Silk & Halpern	189	501 Madison Avenue	501 Madison Avenue	New York	New York	10022
1307	New York	Wien & Malkin	5201	501 Seventh Avenue	501 Seventh Avenue	New York	New York	10018
1308	New York	Cushman & Wakefield	714	Account Management	505 Park Avenue	New York	New York	10022
1309	New York	Haug Realty	734	506 East 74th Street	506 East 74th Street	New York	New York	10021
1310	New York	Kensico	153	509 Madison Avenue	509 Madison Avenue	New York	New York	10022
1311	New York	Ship Central	451	51 East 42nd Street	51 East 42nd Street	New York	New York	10017
1312	New York	Whitehall	428	511 West 25th Street	511 West 25th Street	New York	New York	10001
1313	New York	Stellar Mgmt	1060	512 7th Avenue	512 7th Avenue	New York	New York	10018
1314	New York	Kaufman Management	577	519 8th Avenue	519 8th Avenue	New York	New York	10018
1315	New York	Brause	93	52 Vanderbilt Avenue	52 Vanderbilt Avenue	New York	New York	10017
1316	New York	Newmark & Company Real Estate, Inc.	682	520 8th Avenue	520 8th Avenue	New York	New York	10018
1317	New York	Morris Goldman	554	520 Broadway	520 Broadway	New York	New York	10012
1318	New York	FiberNet	1040	520 Madison	520 Madison	New York	New York	10022
1319	New York	Morris Goldman	555	524 Broadway	524 Broadway	New York	New York	10012
1320	New York	Morris Goldman	556	525 Broadway	525 Broadway	New York	New York	10012
1321	New York	Kalimian	716	529 West 20th Street	529 West 20th Street	New York	New York	10011
1322	New York	Falcon Properties, Inc.	1071	53 West 36th Street	53 West 36th Street	New York	New York	10018
1323	New York	Schack Realty Co., Inc.	5069	530 Broadway -*see bldg #5078	530 Broadway - *see bldg #5078	New York	New York	10012
1324	New York	Schack Realty Co., Inc.	5078	530/532/536 Broadway	530/532/536 Broadway	New York	New York	10012
1325	New York	Emmes & Co.	5103	535 5th Avenue	535 5th Avenue	New York	New York	10036
1326	New York	GVA Williams	259	535 8th Avenue	535 8th Avenue	New York	New York	10018
1327	New York	Park Tower Realty	251	535 Madison Avenue	535 Madison Avenue	New York	New York	10022
1328	New York	Olmstead Properties	706	54 West 21st Street	54 West 21st Street	New York	New York	
1329	New York	Macklowe	368	540 Madison Avenue	540 Madison Avenue	New York	New York	10022
1330	New York	Emmes & Co.	5104	545 5th Avenue	545 5th Avenue	New York	New York	10036
1331	New York	Marx	708	545 Madison Avenue	545 Madison Avenue	New York	New York	10022
1332	New York	C & W	844	546 5th Avenue	546 5th Avenue	New York	New York	10036
1333	New York	Rudin	1	55 Broad Street	55 Broad Street	New York	New York	10004
1334	New York	Grubb & Ellis	295	55 East 59th Street	55 East 59th Street	New York	New York	10022
1335	New York	New Water	169	55 Water Street	55 Water Street	New York	New York	10041
1336	New York			Wireless Building	55 West 125th Street	Harlem	NY	10027-4516
1337	New York	Brannan Goddard	3812	550 Pharr Road	550 Pharr Road	Atlanta	Georgia	11111
1338	New York	Jeffrey Management	282	Fred French Building	551 5th Avenue	New York	New York	10176
1339	New York	Centaur	461	551 Madison Avenue	551 Madison Avenue	New York	New York	10022
1340	New York	Matthew Adam Properties, Inc.	988		552 Broadway	New York	New York	10012
1341	New York	ATCO	49	555 5th Avenue	555 5th Avenue	New York	New York	10017
1342	New York	CB Richard Ellis	601	555 Broadway	555 Broadway	New York	New York	10012
1343	New York	Insignia	319	555 Madison Avenue	555 Madison Avenue	New York	New York	10022
1344	New York	SL Green Realty Corp	675	555 West 57th Street	555 West 57th Street	New York	New York	10019
1345	New York	GVA Williams	841	56 West 22nd Street	56 West 22nd Street	New York	New York	10010
1346	New York	Collins, Tuttle	895		56 West 45th Street	New York	New York	10036
1347	New York	??	617	560 Lexington Avenue -	560 Lexington Avenue -	New York	New York	
1348	New York	Handro Properties	5066	561 7th Avenue	561 7th Avenue	New York	New York	10018
1349	New York	Kipp-Stawsky	933	565 5th Avenue	565 5th Avenue	New York	New York	10017-2488

1350	New York	Winoker	161	568-578 Broadway	568-578 Broadway	New York	New York	10012
1351	New York	Jeffrey Management	503	570 Lexington Avenue	570 Lexington Avenue	New York	New York	10022
1352	New York	Hines	737	575 Broadway	575 Broadway	New York	New York	10012
1353	New York	Koepple & Koepple	72	575 Lexington Avenue	575 Lexington Avenue	New York	New York	10022
1354	New York			Wireless Building	575 Lexington Avenue	NEW YORK	NY	10022
1355	New York	Western Heritable	247	576 5th Avenue	576 5th Avenue	New York	New York	10036
1356	New York	Kipp-Stawsky	935	579 Fith Avenue	579 Fith Avenue	New York	New York	10017-1917
1357	New York	John Belt	512	58 West 40th Street	58 West 40th Street	New York	New York	10018
1358	New York	Broad Prince	560	580 Broadway	580 Broadway	New York	New York	10012
1359	New York	Western Heritable	252	589 5th Avenue	589 5th Avenue	New York	New York	10017
1360	New York	JW Burke & Assoc	330		59 John Street	New York	New York	10038
1361	New York	Gafisa/Promenade	149	590 5th Avenue	590 5th Avenue	New York	New York	10036
1362	New York	Broad Prince	561	598 Broadway	598 Broadway	New York	New York	10012
1363	New York	Jenel	297	598 Madison Avenue	598 Madison Avenue	New York	New York	10022
1364	New York	Winter Group Management	388	599 11th Avenue	599 11th Avenue	New York	New York	10036
1365	New York	ABC Realty	492	599 Broadway	599 Broadway	New York	New York	10012
1366	New York	Meringoff Properties	226	6 East 32nd Street	6 East 32nd Street	New York	New York	10016
1367	New York	Winter Group Management	393	6 East 39th Street	6 East 39th Street	New York	New York	10016
1368	New York	Emigrant Savings	515	6 East 43rd Street	6 East 43rd Street	New York	New York	10017
1369	New York	Silk & Halpern	187	6 East 45th Street	6 East 45th Street	New York	New York	10017
1370	New York	Loria	385	6 West 18th Street	6 West 18th Street	New York	New York	10011
1371	New York	Charter	712	6 West 48th Street	6 West 48th Street	New York	New York	10036
1372	New York	Kennedy	50	60 Brd Street	60 Broad Street	New York	New York	10004
1373	New York	Helmsley	74	Lincoln Building	60 East 42nd Street	New York	New York	10165
1374	New York	Saul Linzer	167	60 Spring Street	60 Spring Street	New York	New York	10012
1375	New York	Gale & Wentworth	843	600 3rd Avenue	600 3rd Avenue	New York	New York	10016
1376	New York	Brokcros	557	600 Broadway	600 Broadway	New York	New York	10012
1377	New York	Gafisa/Promenade	148	609 5th Avenue	609 5th Avenue	New York	New York	10017
1378	New York	Crown Properties	24	61 Broadway	61 Broadway	New York	New York	10006
1379	New York	Helmsley-Spear	785	615 West 131st Street	615 West 131st Street	New York	New York	10027
1380	New York	Andover Realty, Inc.	1000	62 West 45th Street	62 West 45th Street	New York	New York	10036
1381	New York	Walters & Samuels	846	62 West 47th Street	62 West 47th Street	New York	New York	10036
1382	New York	Nafshi Realty	898	62 Williams Street	62 Williams Street	New York	New York	10001
1383	New York	Helmsley-Spear	787	620 8th Avenue	620 8th Avenue	New York	New York	10018
1384	New York	Jamestown Management	943	620 Avenue of the Americas	620 Avenue of the Americas	New York	New York	10011
1385	New York	Cohen	82	622 3rd Avenue	622 3rd Avenue	New York	New York	10017
1386	New York	625 Broadway	1030	625 Broadway	625 Broadway	New York	New York	10012
1387	New York	Renaissance Properties New York	195	627 Broadway	627 Broadway	New York	New York	
1388	New York	Larry Salamon RE	431	628 Broadway	628 Broadway	New York	New York	10012
1389	New York	Max Capital	339	63 West 38th Street	63 West 38th Street	New York	New York	10018
1390	New York	ATCO	63	630 3rd Avenue	630 3rd Avenue	New York	New York	10017
1391	New York	RGT	11	630 5th Avenue	630 5th Avenue	New York	New York	10111
1392	New York	Renaissance Properties New York	196	632 Broadway	632 Broadway	New York	New York	10012
1393	New York	Trager Management Inc.	415	636 Broadway	636 Broadway	New York	New York	10012
1394	New York	William S. Hocking	511		64 Fulton Street	New York	New York	10038
1395	New York	Mendik	499	640 5th Avenue	640 5th Avenue	New York	New York	10019
1396	New York	Zuberry Development Corp	518	641 Avenue Of The Americas	641 Avenue Of The Americas	New York	New York	10011
1397	New York	Rudin	621	641 Lexington Avenue	641 Lexington Avenue	New York	New York	10022
1398	New York	Olympic Tower Assoc.	27	Olympic Tower	645 5th Avenue	New York	New York	10022
1399	New York	Rockrose Management	5122	645	645 Madison Avenue	New York	New York	10022
1400	New York	Carard	292	65 West 55th Street	65 West 55th Street	New York	New York	10019
1401	New York	C & W	105	Piaget-650 5th Avenue	650 5th Avenue	New York	New York	10019
1402	New York	Kaufman Management	582	650 Avenue of the Americas	650 Avenue of the Americas	New York	New York	10011
1403	New York	Rolfe Group	387	654 Madison	654 Madison	New York	New York	10021
1404	New York	Mermel and McLain	1032	660 Madison Avenue	660 Madison Avenue	New York	New York	10019

1405	New York	Rolex Realty Company, Inc.	862	665 5th Avenue	665 5th Avenue	New York	New York	10022
1406	New York	FiberNet	1041	Chrysler Building East	666 3rd Avenue	New York	New York	10017
1407	New York	Sumitomo	385	666 5th Avenue	666 5th Avenue	New York	New York	10103
1408	New York	Walters & Samuels	141	666 Broadway	666 Broadway	New York	New York	10012
1409	New York	Hartz	643	667 Madison Avenue	667 Madison	New York	New York	10021
1410	New York	Schlang Bros	457	67 Wall Street	67 Wall Street	New York	New York	10005
1411	New York	Insignia	335	680 5th Avenue	680 5th Avenue	New York	New York	10019
1412	New York	Meringoff Properties	230	681 Lexington Avenue	681 Lexington Avenue	New York	New York	10022
1413	New York	Meringoff Properties	231	686 Lexington Avenue	686 Lexington Avenue	New York	New York	10022
1414	New York	Mendik	500	689 5th Avenue	689 5th Avenue	New York	New York	10022
1415	New York	Scandia Realty	493	7 West 18th Street	7 West 18th Street	New York	New York	10011
1416	New York	CB Richard Ellis	600	7 West 34th Street	7 West 34th Street	New York	New York	10001
1417	New York	Empire Management	513	7 West 36th Street	7 West 36th Street	New York	New York	10018
1418	New York	C & W	29	Heron Tower	70 East 55th Street	New York	New York	10022
1419	New York	SL Green Realty Corp	1091	70 West 36th Street	70 West 36th Street	New York	New York	10018
1420	New York			Wireless Building	700 Columbia Street Gate # 4	Brooklyn	NY	11231
1421	New York	BECO Management	4560	Security Office Park	700-7008 Security Boulevard	Baltimore	Maryland	21244
1422	New York	Walters & Samuels	202	701 7th Avenue	701 7th Avenue	New York	New York	10036
1423	New York	Oestreicher Properties	324	708 3rd Avenue	708 3rd Avenue	New York	New York	10017
1424	New York	First Mark Realty	748	708 Broadway	708 Broadway	New York	New York	10003
1425	New York	Samco	397	71 5th Avenue	71 5th Avenue	New York	New York	10003
1426	New York	Abramson Brothers Incorporated	348	71 West 47th Street	71 West 47th Street	New York	New York	10036
1427	New York	SL Green Realty Corp	2001	711 Third Avenue	711 3rd Avenue	New York	New York	10017
1428	New York	Jones Lang LaSalle	1034	Coca Cola Building	711 5th Avenue	New York	New York	10022
1429	New York	Dakota Realty Group	102	720 5th Avenue	720 5th Avenue	New York	New York	10019
1430	New York	Meringoff Properties	39	729 7th Avenue	729 7th Avenue	New York	New York	10019
1431	New York	Winter Group Management	145	Crown Building	730 5th Avenue	New York	New York	10019
1432	New York	Technolift	55	747 3rd Avenue	747 3rd Avenue	New York	New York	10017
1433	New York	Jack Resnick & Sons,	437	75 Park Place	75 Park Place	New York	New York	10007
1434	New York	Cohen	75	750 Lexington Avenue	750 Lexington Avenue	New York	New York	10022
1435	New York	Centaur	462	76 Madison Avenue	76 Madison Avenue	New York	New York	10016
1436	New York	UNKNOWN - RESEARCHING	56	767 3rd Avenue	767 3rd Avenue	New York	New York	10017
1437	New York	Trump	411	767 5th Avenue	767 5th Avenue	New York	New York	10153
1438	New York	Longines Realty	793	77 Bowery	77 Bowery	New York	New York	10002
1439	New York	Technolift	59	77 Water Street	77 Water Street	New York	New York	10005
1440	New York	Mendik	501	770 Broadway	770 Broadway	New York	New York	10003
1441	New York	UNKNOWN - RESEARCHING	57	777 3rd Avenue	777 3rd Avenue	New York	New York	10017
1442	New York	Kallmian	31	79 5th Avenue	79 5th Avenue	New York	New York	10003
1443	New York	Helmsley-Spear	791	8 West 30th Street	8 West 30th Street	New York	New York	10001
1444	New York	Jack Resnick & Sons,	432	8 West 40th Street	8 West 40th Street	New York	New York	10018
1445	New York	Murray Hill	327	80 5th Avenue	80 5th Avenue	New York	New York	10011
1446	New York	Witkoff-RETECH	307	80 Maiden Lane	80 Maiden Lane	New York	New York	10038
1447	New York	Rudin	23	80 Pine Street	80 Pine Street	New York	New York	
1448	New York	Mountain Development	1026	80 West 40th Street	80 West 40th Street	New York	New York	10018
1449	New York	Mountain Development	4140		80 West 40thstreet	New York	New York	10019
1450	New York	M Parisi & Son	806	800 Community Drive	800 Community Drive	New York	New York	
1451	New York	Cohen	78	805 3rd Avenue	805 3rd Avenue	New York	New York	10022
1452	New York	80-82 Bowery LLC	524	80-82 Bowery Street	80-82 Bowery Street	New York	New York	
1453	New York	The Otto Gerdan Company	900	80-82 Wall Street	80-82 Wall Street	New York	New York	10005
1454	New York	Exceleration	5211	83 Walton Street	83 Walton Street	Atlanta	Georgia	30303
1455	New York	Max Capital	283	84 William Street	84 Williams Street	New York	New York	10038
1456	New York	Jeffrey Management	158	841 Broadway	841 Broadway	New York	New York	10003
1457	New York	Rudin	613	845 3rd Avenue	845 3rd Avenue	New York	New York	10022
1458	New York	Winoker Realty	417	85 5th Avenue	85 5th Avenue	New York	New York	10003
1459	New York	William Pickett Gross	422	85 John Street	85 John Street	New York	New York	10038

1460	New York	Jeffrey Management	159	853 Broadway	853 Broadway	New York	New York	10003
1461	New York	Bernstein Real Estate	362	855 Avenue Of The Americas	855 Avenue Of The Americas	New York	New York	10001
1462	New York	CB Richard Ellis	602	866 U.N. Plaza	866 U.N. Plaza	New York	New York	10017
1463	New York	GVA Williams	534	873 Broadway	873 Broadway	New York	New York	10003
1464	New York	Sierra	946	875 Ave Of The Americas	875 Ave Of The Americas	New York	New York	10001
1465	New York	Meringoff Properties	236	88 University Place	88 University Place	New York	New York	10003
1466	New York	Jack Resnick & Sons,	440	880 3rd Avenue	880 3rd Avenue	New York	New York	10022
1467	New York	Mendik	498	888 7th Avenue	888 7th Avenue	New York	New York	10106
1468	New York	Dentorium	861	9 East 19th Street	9 East 19th Street	New York	New York	
1469	New York	Murray Hill	564	9 East 37th Street	9 East 37th Street	New York	New York	10016
1470	New York	GVA Williams	257	9 East 38th Street	9 East 38th Street	New York	New York	10016
1471	New York	Rockrose Management	5121	90 Broad Street	90 Broad Street	New York	New York	10004
1472	New York	Mendik	502	90 Park Avenue	90 Park Avenue	New York	New York	10016
1473	New York	RCC Group	514	90 West Street	90 West Street	New York	New York	10006
1474	New York	Walters & Samuels	212	900 1st Avenue	900 1st Avenue	New York	New York	10022
1475	New York	Justin Management LLC	474	900 Broadway	900 Broadway	New York	New York	10003
1476	New York	B. F. Saul Property Company	5215	900 Circle 75	900 Circle 75	Atlanta	Georgia	30339
1477	New York	GVA Williams	261	902 Broadway	902 Broadway	New York	New York	10010
1478	New York	Mendik	91	909 3rd Avenue	909 3rd Avenue	New York	New York	10022
1479	New York	Murray Hill	151	915 Broadway	915 Broadway	New York	New York	10010
1480	New York	Insignia	372	919 3rd Avenue	919 3rd Avenue	New York	New York	10022
1481	New York	GVA Williams	256	920 Broadway	920 Broadway	New York	New York	10010
1482	New York	Kipp-Stawsky	936	942 3rd Avenue	942 3rd Avenue	New York	New York	10022-2701
1483	New York	Capital Real Estate	880	95 Morton Street	95 Morton Street	New York	New York	10014-33
1484	New York	Kipp-Stawsky	937	950 3rd Avenue	950 3rd Avenue	New York	New York	10022-2701
1485	New York	Carard	294	969 3rd Avenue	969 3rd Avenue	New York	New York	10022
1486	New York	Cohen	81	979 3rd Avenue	979 3rd Avenue	New York	New York	10022
1487	New York	Peter Sharp	109	980 Madison Avenue	980 Madison Avenue	New York	New York	10021
1488	New York	Walters & Samuels	204	985 3rd Avenue	985 3rd Avenue	New York	New York	10022
1489	New York	Meringoff Properties	225	989 Avenue of the Americas	989 Avenue of the Americas	New York	New York	10018
1490	New York	Windsor Management	878	99 Madison Avenue	99 Madison Avenue	New York	New York	
1491	New York	Bijan Royal	449	99 University Place	99 University Place	New York	New York	10013
1492	New York	Taconic Management Company LLC	54	99 Wall Street	99 Wall Street	New York	New York	10005
1493	New York	Bklyn Navy Yard	813	Bklyn Navy Yard 2ndstreet	Bklyn Navy Yard 2ndstreet	New York	New York	
1494	New York	Bklyn Navy Yard	814	Bklyn Navy Yard 3rdstreet	Bklyn Navy Yard 3rdstreet	New York	New York	
1495	New York	Bklyn Navy Yard	815	Bklyn Navy Yard 4thstreet	Bklyn Navy Yard 4thstreet	New York	New York	
1496	New York	Carlisle	162	Cable Building-611 Broadway	Cable Building-611 Broadway	New York	New York	10012
1497	New York	Rockrose Management	370	Carnegie Tower-152 West 57th	Carnegie Tower-152 West 57th Street	New York	New York	10019
1498	New York	Helmsley	30	Empire State Building-350 5th	Empire State Building-350 5th Avenue	New York	New York	10118
1499	New York	Hines	73	Lipstick Building-885 3rd Avenue	Lipstick Building-885 3rd Avenue	New York	New York	10022
1500	New York	Trizech Hahn	43	Newport Tower	Newport Tower	New York	New York	
1501	New York	??	389	No Lit Circuits	No Lit Circuits	New York	New York	
1502	New York	Trinity	170	One Hudson Square-75 Varick Street	One Hudson Square-75 Varick Street	New York	New York	10013
1503	New York	SL Green Realty Corp	1096	One Park Avenue	One Park Avenue	New York	New York	10016
1504	New York	SL Green Realty Corp	747	One Park Avenue	One Park Avenue	New York	New York	10016-58
1505	New York	Transreal Equities	1022		One Wall Street Court	New York	New York	10005
1506	New York			Wireless Building	Pier 78, 12th Ave at 38th Street	NEW YORK	NY	10018
1507	New York	Insignia-ESG	599	Seagram Building- 375 Park Avenue	Seagram Building- 375 Park Avenue	New York	New York	
1508	North Jersey			Wireless Building	1 Cragwood Road	South Plainfield	NJ	07080
1509	North Jersey			Wireless Building	1 Gateway center	Newark	NJ	07102
1510	North Jersey			Wireless Building	1 Hackensack Ave	South Kearney	NJ	07032
1511	North Jersey			Wireless Building	1 Hackensack Ave	South Kearny	NJ	07032
1512	North Jersey			Wireless Building	1 Ikea Drive	Elizebeth	NJ	07207
1513	North Jersey			Wireless Building	1 Meadowlands Plaza	East Rutherford	NJ	07073
1514	North Jersey			Wireless Building	1 Meadowlands Plaza	East Rutherford	NJ	07073
1515	North Jersey			Wireless Building	1 Passaic Ave	Fairfield	NJ	07004
1516	North Jersey			Wireless Building	1 Passaic Avenue	Fairfield	NJ	07004
1517	North Jersey			Wireless Building	1 Quakerbridge Plaza	Hamilton	NJ	08619
1518	North Jersey			Wireless Building	1 univeristy plaza	Hackensack	NJ	07604

1519	North Jersey			Wireless Building	1 University Plaza	Hackensack	NJ	07601
1520	North Jersey			Wireless Building	1 University Plaza	Hackensack	NJ	07601
1521	North Jersey			Wireless Building	1 University Plaza	Hackensack	NJ	07601
1522	North Jersey			Wireless Building	1 University Plaza	Hackensack	NJ	07601
1523	North Jersey			Wireless Building	1 University Plaza	Hackensack	NJ	07601
1524	North Jersey	Lombardi Realty Group	3336	10 Parsonage Road	10 Parsonage Road	Edison	New Jersey	08837
1525	North Jersey			Wireless Building	100 Commerce Road	carlstadt	NJ	07072
1526	North Jersey	Ilva Saronno	5370	100 Corporate Drive	100 Corporate Drive	Lebanon	New Jersey	08833
1527	North Jersey	Mountain Development	4149	Mountain Development	100 Hamilton Plaza	Paterson	New Jersey	07505
1528	North Jersey			Wireless Building	100 Misty Lane	Parsippany	NJ	07054
1529	North Jersey			Wireless Building	100 Misty Lane	Parsippany	NJ	07054
1530	North Jersey			Wireless Building	100 Misty Lane	Parsippanny	NJ	07054
1531	North Jersey			Wireless Building	100 Misty Lane	Parsippany	NJ	07054
1532	North Jersey			Wireless Building	100 Newfield Ave	Edison	NJ	08837
1533	North Jersey			Wireless Building	100 Passaic Ave.	Fairfield	NJ	07004
1534	North Jersey	Hartz Mountain	3389	100 Plaza Drive	100 Plaza Drive	Secaucus	New Jersey	07094
1535	North Jersey	Hartz Mountain	3422	1000 Harbor Boulevard	1000 Harbor Boulevard	Weehawken	New Jersey	
1536	North Jersey			Wireless Building	1000 Wall Street West	Lyndhurst	NJ	07071
1537	North Jersey			Wireless Building	1009 Lenox Drive, 1st floor	Lawrenceville	NJ	08648
1538	North Jersey			Wireless Building	101 East Broadway	Hackensack	NJ	07601
1539	North Jersey			Wireless Building	101 East Broadway	Hackensack	NJ	07601
1540	North Jersey			Wireless Building	101 Eisenhower Parkway	Roseland	NJ	07068
1541	North Jersey			Wireless Building	101 Eisenhower Parkway	Roseland	NJ	07068
1542	North Jersey			Wireless Building	101 Eisenhower Parkway	Roseland	NJ	07068
1543	North Jersey			Wireless Building	101 Eisenhower Parkway	Roseland	NJ	07068
1544	North Jersey			Wireless Building	101 Eisenhower Parkway	Roseland	NJ	07066
1545	North Jersey			Wireless Building	101 Eisenhower Parkway	Roseland	NJ	07068
1546	North Jersey			Wireless Building	101 Eisenhower Parkway	Roseland	NJ	07068
1547	North Jersey			Wireless Building	101 Eisenhower Parkway	Roseland	NJ	07054
1548	North Jersey			Wireless Building	101 Eisenhower Parkway	Roseland	NJ	07068
1549	North Jersey			Wireless Building	101 Eisenhower Pkwy	Roseland	NJ	
1550	North Jersey			Wireless Building	1015 Edward Street	Linden	NJ	07036
1551	North Jersey			Wireless Building	103 Carnegie Center	Princeton	NJ	08540
1552	North Jersey			Wireless Building	103 Eisenhower Parkway	Roseland	NJ	
1553	North Jersey			Wireless Building	103 Eisenhower Parkway	Roseland	NJ	07068
1554	North Jersey			Wireless Building	103 Eisenhower Parkway	Roseland	NJ	07068
1555	North Jersey			Wireless Building	103 Eisenhower Parkway	Roseland	NJ	07068
1556	North Jersey			Wireless Building	1030 Stelton Rd	Piscataway	NJ	08854
1557	North Jersey			Wireless Building	1038 Stelton Rd	Piscataway	NJ	08854
1558	North Jersey			Wireless Building	105 newfield ave	Edison	NJ	08837
1559	North Jersey			Wireless Building	105 Newfield Ave	Edison	NJ	08837
1560	North Jersey			Wireless Building	105 Newfield Ave	Edison	NJ	08837
1561	North Jersey			Wireless Building	11 Centre Place	Newark	NJ	07102
1562	North Jersey			Wireless Building	11 Fairview Terrace	paramus	NJ	07652
1563	North Jersey			Wireless Building	11 H Princess Road	Lawenceville	NJ	08648
1564	North Jersey			Wireless Building	11 orchard st.	MAYWOOD	NJ	07607
1565	North Jersey			Wireless Building	11 Terminal Road	NEW BRUNSWICK	NJ	08901
1566	North Jersey			Wireless Building	111 amor avenue	Carlstadt	NJ	07072
1567	North Jersey			Wireless Building	111 Kero Road	Carlstadt	NJ	07072
1568	North Jersey			Wireless Building	111 Leuning Street	South Hackensack	NJ	07606
1569	North Jersey	Weiss Realty	3279	1-11 Lincoln Highway Bldg # 7/7 State Route 27	1-11 Lincoln Highway Bldg # 7/7 State Route 27	Edison	New Jersey	
1570	North Jersey	Weiss Realty	3276	1-11 Lincoln Highway Bldg #1	1-11 Lincoln Highway Bldg #1/1 State Route 27	Edison	New Jersey	08820
1571	North Jersey	Weiss Realty	3277	1-11 Lincoln Highway Bldg #3	1-11 Lincoln Highway Bldg #3	Edison	New Jersey	08820
1572	North Jersey	TMR	19	111 Pavonia	111 Pavonia Avenue	Jersey City	New Jersey	07310
1573	North Jersey			Wireless Building	111 South Harrison Street	East Orange	NJ	07018
1574	North Jersey			Wireless Building	111E Corporate Blvd.	South Plainfield	NJ	07080
1575	North Jersey			Wireless Building	1122 goffle road	Hawthorne	NJ	
1576	North Jersey			Wireless Building	1130 McBride Ave, 2nd Floor	West Paterson	NJ	07424
1577	North Jersey			Wireless Building	1135 Clifton Avenue	Clifton	NJ	07013

1578	North Jersey			Wireless Building	114 moonachie avenue	moonachie	NJ	07074
1579	North Jersey			Wireless Building	1148 Newark Turnpike	Kearny	NJ	07032
1580	North Jersey			Wireless Building	115 Century road	Paramus	NJ	07652
1581	North Jersey			Wireless Building	115 River Rd	Edgewater	NJ	07020
1582	North Jersey			Wireless Building	115 River Road	Edgewater	NJ	07020
1583	North Jersey			Wireless Building	1160 Mclester Street	Elizabeth	NJ	07201
1584	North Jersey			Wireless Building	1176 Hamburg Turnpike	Wayne	NJ	07470
1585	North Jersey			Wireless Building	1180 McLester Street, Suite #8	Elizabeth	NJ	07201
1586	North Jersey			Wireless Building	119 Cherry Hill Rd.	Parsippanny	NJ	07054
1587	North Jersey			Wireless Building	119 Cherry Hill Road	Parsippanny	NJ	07054
1588	North Jersey			Wireless Building	119 Littleton Rd.	Parsippany	NJ	07054
1589	North Jersey			Wireless Building	12 Route 17 North	paramus	NJ	07652
1590	North Jersey			Wireless Building	12 route 17 north	Paramus	NJ	07652
1591	North Jersey			Wireless Building	120 Wood Ave South	iselin	NJ	08830
1592	North Jersey			Wireless Building	120 Wood Ave South	iselin	NJ	08830
1593	North Jersey			Wireless Building	120 Wood Ave South	iselin	NJ	08830
1594	North Jersey	Hartz Mountain	3423	1200 Harbor Boulevard	1200 Harbor Boulevard	Weehawken	New Jersey	07087
1595	North Jersey			Wireless Building	1200 Newark Turnpike	Kearny	NJ	07032
1596	North Jersey			Wireless Building	1200 Route 46 West	Clifton	NJ	07015
1597	North Jersey			Wireless Building	1200 Rte 46 West	Clifton	NJ	07013
1598	North Jersey			Wireless Building	1200-A Airport Road	North Brunswick	NJ	08902
1599	North Jersey	Avi Don Management L.L.C.	4730	Port Elizabeth Plaza	1201 Corbin Street	Elizabeth	New Jersey	07201
1600	North Jersey			Wireless Building	1201 Corbin Street	Elizabeth	NJ	07201
1601	North Jersey			Wireless Building	1205 Easton Ave	Somerset	NJ	08873
1602	North Jersey			Wireless Building	121 Ethel Rd West, Unit 5A	Piscataway	NJ	08854
1603	North Jersey			Wireless Building	121 North Center	North Brunswick	NJ	08902
1604	North Jersey			Wireless Building	1211 Hamburg Turnpike, Suite #229	Wayne	NJ	07470
1605	North Jersey			Wireless Building	1225 Livingston Avenue	North Brunswick	NJ	08920
1606	North Jersey			Wireless Building	1234 Route 46 West	Clifton	NJ	07013
1607	North Jersey			Wireless Building	125 Hellen Street	South Plainfield	NJ	07080
1608	North Jersey			Wireless Building	125 Village Blvd	Princeton	NJ	08540
1609	North Jersey			Wireless Building	1250 Valley Brook Ave	Lyndhurst	NJ	07071
1610	North Jersey			Wireless Building	1259 Route 46 East	Parsippanny	NJ	07054
1611	North Jersey			Wireless Building	128 Market Street	Saddle Brook	NJ	07663
1612	North Jersey			Wireless Building	12N Route 17 North Suite 111	Paramus	NJ	07652
1613	North Jersey			Wireless Building	130 Campus Drive	Edison	NJ	08837
1614	North Jersey			Wireless Building	1310 Hamburg Turnpike	Wayne	NJ	07470
1615	North Jersey			Wireless Building	133 Rahway Ave	Elizabeth	NJ	07202
1616	North Jersey			Wireless Building	1331 Princeton Pike, Bldg #5, Suite 100	Lawrenceville	NJ	08648
1617	North Jersey			Wireless Building	1333 Broad Street	Clifton	NJ	07013
1618	North Jersey			Wireless Building	1333 Broad Street	Clifton	NJ	07013
1619	North Jersey			Wireless Building	1333 Broad Street	Clifton	NJ	07013
1620	North Jersey	Garden State Equities	4762	Garden State Equity	134 Evergreen Place	East Orange	New Jersey	07018
1621	North Jersey			Wireless Building	1340 Willowbrook Mall	Wayne	NJ	07470
1622	North Jersey			Wireless Building	136 Main Street	Princeton	NJ	08540
1623	North Jersey			Wireless Building	139 Glendale Avenue	Edison	NJ	08817
1624	North Jersey			Wireless Building	14 D Worlds Fair Drive	Somerset	NJ	08873
1625	North Jersey			Wireless Building	14 east wesley	Hackensack	NJ	07606
1626	North Jersey			Wireless Building	14 Executive Ave	Edison	NJ	08817
1627	North Jersey			Wireless Building	14 Walsh Drive	Parsippany	NJ	07054
1628	North Jersey			Wireless Building	14 Walsh Drive	Parsippanny	NJ	07054
1629	North Jersey			Wireless Building	140 East Ridgewood Ave	paramus	NJ	07652
1630	North Jersey			Wireless Building	140 East Ridgewood Ave	paramus	NJ	07652
1631	North Jersey			Wireless Building	140 Littleton Rd.	Parsippanny	NJ	07054
1632	North Jersey			Wireless Building	140 Route 17 North, Suite #319	paramus	NJ	07652
1633	North Jersey	C&R Realty	4073	140 Sylvan avenue	140 Sylvan avenue	Englewood Cliffs	New Jersey	
1634	North Jersey			Wireless Building	140 Sylvan Avenue	englewood Cliffs	NJ	07632
1635	North Jersey			Wireless Building	140 Sylvan Avenue	englewood Cliffs	NJ	07632
1636	North Jersey			Wireless Building	140 Sylvan Avenue	englewood Cliffs	NJ	07632
1637	North Jersey			Wireless Building	140 Sylvan Avenue	englewood Cliffs	NJ	07632

1638	North Jersey			Wireless Building	1400 Willowbrook Mall	Wayne	NJ	07470
1639	North Jersey			Wireless Building	141 Lanza Ave, Bldg # 10	Garfield	NJ	07026
1640	North Jersey			Wireless Building	141 Lanza Avenue, Unit 32	Garfield	NJ	07026
1641	North Jersey			Wireless Building	141 Lanza Avenue, Unit 16A	Garfield	NJ	07026
1642	North Jersey			Wireless Building	145 Grand Street	Carlstadt	NJ	07072
1643	North Jersey			Wireless Building	145 Talmadge Road	Edison	NJ	08817
1644	North Jersey			Wireless Building	14A Worlds Fair Drive	Somerset	NJ	08875
1645	North Jersey			Wireless Building	15 Princess Road	Lawrenceville	NJ	08648
1646	North Jersey			Wireless Building	150 Anderson Avenue	Carlstadt	NJ	07072
1647	North Jersey			Wireless Building	150 Kansas Street	Hackensack	NJ	07020
1648	North Jersey	Hartz Mountain	3385	150 Meadowlands	150 Meadowlands	Secaucus	New Jersey	07096
1649	North Jersey	Hartz Mountain	3424	1500 Harbor Boulevard	1500 Harbor Boulevard	Weehawken	New Jersey	07087
1650	North Jersey			Wireless Building	1501 Hamburg Turnpike	Wayne	NJ	07470
1651	North Jersey			Wireless Building	1515 Broad Street	Bloomfield	NJ	07003
1652	North Jersey			Wireless Building	1515 Broad Street	Bloomfield	NJ	07003
1653	North Jersey			Wireless Building	155 Passaic Ave	Fair Field	NJ	07004
1654	North Jersey	Impact Realty	3973	Polifly Plaza	155 Polifly Road	Hackensack	New Jersey	07601
1655	North Jersey			Wireless Building	155 State Street	Hackensack	NJ	07601
1656	North Jersey			Wireless Building	16 Elkins Road	East Brunswick	NJ	08816
1657	North Jersey	Readington	3237	160 Raritan Center	160 Raritan Center	Edison	New Jersey	08837
1658	North Jersey			Wireless Building	160 Raritan Center Parkway	Edison	NJ	08837
1659	North Jersey			Wireless Building	1600 Blair Road	Carteret	NJ	07008
1660	North Jersey			Wireless Building	1605 Jersey Ave	North Brunswick	NJ	08902
1661	North Jersey	First National	4842	Little Falls Plaza	163 East Main Street	Little Falls	New Jersey	07424
1662	North Jersey			Wireless Building	163 Stelton Rd.	Piscataway	NJ	08854
1663	North Jersey			Wireless Building	165 Fieldcrest Ave	Edison	NJ	08838
1664	North Jersey			Wireless Building	165 Passaic Ave	Fairfield	NJ	07004
1665	North Jersey			Wireless Building	165 Passaic Avenue	Fairfield	NJ	
1666	North Jersey			Wireless Building	17 17 route 208	fair lawn	NJ	07410
1667	North Jersey	Eli Cohen Real Estate	3396	17 Arcadian Avenue	17 Arcadian Avenue	Paramus	New Jersey	07652
1668	North Jersey			Wireless Building	17-01 Pollitt Drive	Fairlawn	NJ	07410
1669	North Jersey			Wireless Building	17-17 route 208	Fairlawn	NJ	
1670	North Jersey			Wireless Building	174 State HWY 17N	Rochelle Park	NJ	07662
1671	North Jersey			Wireless Building	18 Worlds Fair Dr	Somerset	NJ	08873
1672	North Jersey			Wireless Building	180 Northfield Avenue	Edison	NJ	08818
1673	North Jersey			Wireless Building	180 Raritan Center Parkway	EDISON	NJ	08837
1674	North Jersey			Wireless Building	180 Raritan Center Parkway	Edison	NJ	08837
1675	North Jersey			Wireless Building	185A Campus Drive	Edison	NJ	08837
1676	North Jersey			Wireless Building	186 Lanza Ave	Garfield	NJ	07026
1677	North Jersey			Wireless Building	187 e union ave	rutherford	NJ	
1678	North Jersey			Wireless Building	19 Wright Way	Fairfield	NJ	07004
1679	North Jersey			Wireless Building	19 Wright way	Fairfield	NJ	07004
1680	North Jersey			Wireless Building	190 Jony Drive	Carlstadt	NJ	
1681	North Jersey			Wireless Building	1900 Lower Rd	Linden	NJ	07036
1682	North Jersey			Wireless Building	1931 Brunswick Pike	Lawrence Twp.	NJ	08648
1683	North Jersey			Wireless Building	195 Campus Drive	EDISON	NJ	08837
1684	North Jersey	Illva Saronno	4405	Bridgewater Mews	1952 Route 22 East	Bound Brook	New Jersey	08805
1685	North Jersey			Wireless Building	1999 Elizabeth Street	North Brunswick	NJ	08902
1686	North Jersey			Wireless Building	1A Quakerbridge Plaza	Mercerville	NJ	08619
1687	North Jersey	Two Broad Street LLC	3427	2 Broad Street	2 Broad Street	Bloomfield	New Jersey	07003
1688	North Jersey			Wireless Building	2 Gateway Center	Newark	NJ	07102
1689	North Jersey			Wireless Building	2 Worlds Fair Drive	Somerset	NJ	08875
1690	North Jersey			Wireless Building	2 Worlds Fair Drive	Somerset	NJ	08875
1691	North Jersey			Wireless Building	2 Worlds Farl Drive	Somerset	NJ	
1692	North Jersey			Wireless Building	20 Audrey Place	Fair Field	NJ	07004
1693	North Jersey			Wireless Building	20 Jules Lane	NEW BRUNSWICK	NJ	08901
1694	North Jersey			Wireless Building	200 Centennial Ave	Piscataway	NJ	08854
1695	North Jersey			Wireless Building	200 Centennial Ave	Piscataway	NJ	08854
1696	North Jersey			Wireless Building	200 Commerce Rd.	Cedar Grove	NJ	07009
1697	North Jersey	Hertz Mountain	3386	200 Meadowlands Pkwy	200 Meadowlands Pkwy	Secaucus	New Jersey	07904
1698	North Jersey			Wireless Building	200 Middlesec TPK Suite 103	Iselin	NJ	08830

1699	North Jersey			Wireless Building	200 Mohawk Street	Newark	NJ	07114
1700	North Jersey	Hartz Mountain	3390	200 Plaza Drive	200 Plaza Drive	Secaucus	New Jersey	07094
1701	North Jersey			Wireless Building	20-01 Broadway	Fairlawn	NJ	07410
1702	North Jersey	R. Segal Management, Inc	3819	Waterview Plaza	2001 Route 46	Parsippany	New Jersey	07054
1703	North Jersey			Wireless Building	201 Circle Drive North	Piscataway	NJ	08954
1704	North Jersey			Wireless Building	201 Penhorn Ave	Secuacus	NJ	07094
1705	North Jersey			Wireless Building	201 Willowbrook Blvd., 2nd Floor	Wayne	NJ	07470
1706	North Jersey			Wireless Building	202 Washington Avenue	Carlstadt	NJ	07072
1707	North Jersey	Trans Hudson Mgmt	3418	2050 Center Avenue	2050 Center Avenue	Fort Lee	New Jersey	07024
1708	North Jersey			Wireless Building	21 Main Street	Hackensack	NJ	07604
1709	North Jersey			Wireless Building	21 Main Street	Hackensack	NJ	07601
1710	North Jersey			Wireless Building	210 Malapardis Road	Cedar Knolls	NJ	07927
1711	North Jersey			Wireless Building	2125 Center Ave	fort lee	NJ	07024
1712	North Jersey			Wireless Building	214 Route 18 Suite 3B	East Brunswick	NJ	08816
1713	North Jersey			Wireless Building	2160 North Central Rd.	fort lee	NJ	07024
1714	North Jersey			Wireless Building	217 Washington Ave	Carlstadt	NJ	07072
1715	North Jersey			Wireless Building	217 Wsahington Ave	Carlstadt	NJ	07072
1716	North Jersey			Wireless Building	218 Route 17 North	Rochelle Park	NJ	
1717	North Jersey			Wireless Building	218 rte 17 North, Suite #402	Rochelle Park	NJ	07662
1718	North Jersey			Wireless Building	2187 Morris Ave	Union	NJ	07083
1719	North Jersey			Wireless Building	22 A Distribution Blvd.	Edison	NJ	08817
1720	North Jersey			Wireless Building	22 Riverview Dr	Wayne	NJ	07470
1721	North Jersey			Wireless Building	22 Riverview Dr.	Wayne	NJ	07470
1722	North Jersey			Wireless Building	22 Riverview Drive, 3rd Floor	Wayne	NJ	
1723	North Jersey			Wireless Building	220 Anderson Avenue	moonachie	NJ	07074
1724	North Jersey			Wireless Building	220 Hamburg Turnpike	Wayne	NJ	07470
1725	North Jersey			Wireless Building	230 Lackawanna Avenue	West Paterson	NJ	07424
1726	North Jersey	Federal Business Center	3350	238 Fernwood Avenue/300 Raritan Center Park Side B	238 Fernwood Avenue/300 Raritan Center Park Side B	Edison	New Jersey	
1727	North Jersey			Wireless Building	239-77 Bergen Turnpike	Ridgefield Park	NJ	07660
1728	North Jersey			Wireless Building	240 Cedar Knolls Rd.	Cedar Knolls	NJ	07102
1729	North Jersey			Wireless Building	240 Cedar Knolls Rd. Suite 202	Cedar Knolls	NJ	07927
1730	North Jersey			Wireless Building	240 Cedar Knolls Rd., Suite 203	Cedar Knolls	NJ	07927
1731	North Jersey	Geometry Realty, Inc.	4540	Cedar Knolls Corporate Center	240 Cedar Knolls Road	Cedar Knolls	New Jersey	07927
1732	North Jersey			Wireless Building	240 Frisch Court	Paramus	NJ	07652
1733	North Jersey			Wireless Building	240 Princeton Ave	Hamilton	NJ	08619
1734	North Jersey			Wireless Building	2400 Main Street	Sayrevile	NJ	08872
1735	North Jersey			Wireless Building	2400 Main Street Extension, Suite #9	Sayrevile	NJ	08872
1736	North Jersey			Wireless Building	244 Fernwood Ave	Edison	NJ	08818
1737	North Jersey	Larkin Associates	3224	245 Main Sreet	245 Main Street	Chester	New Jersey	07930
1738	North Jersey			Wireless Building	248 Lorraine Ave	Upper Montclair	NJ	07043
1739	North Jersey			Wireless Building	248 Lorraine Ave	Upper Montclair	NJ	07043
1740	North Jersey			Wireless Building	248 Lorraine Ave	Upper Montclair	NJ	07043
1741	North Jersey			Wireless Building	248 Lorraine Avenue, Suite 10, 3rd floor	Upper Montclair	NJ	07043
1742	North Jersey			Wireless Building	25 East Spring Valley Ave	MAYWOOD	NJ	07607
1743	North Jersey			Wireless Building	25 Home News Row	NEW BRUNSWICK	NJ	08901
1744	North Jersey			Wireless Building	25 Main Street	Hackensack	NJ	07604
1745	North Jersey			Wireless Building	25 Main Street	Hackensack	NJ	07407
1746	North Jersey			Wireless Building	250 Degraw Ave	Teaneck	NJ	07666
1747	North Jersey			Wireless Building	250 Moonachie Rd	moonachie	NJ	07074
1748	North Jersey			Wireless Building	250 Moonachie Road	mooanchie	NJ	07074
1749	North Jersey			Wireless Building	250 Moonachie Road	mooanchie	NJ	07074
1750	North Jersey			Wireless Building	2500 Main St Extention	Sayreville	NJ	08872
1751	North Jersey			Wireless Building	2500 Main Street Extention, Suite 12	Sayreville	NJ	08872
1752	North Jersey			Wireless Building	251 Phillip Street	Jersey City	NJ	07305
1753	North Jersey			Wireless Building	251 Phillip Street	Jersey City	NJ	
1754	North Jersey			Wireless Building	254 Raritan Center Parkway	Edison	NJ	08837
1755	North Jersey			Wireless Building	25B Hanover Rd	Florham Park	NJ	07932
1756	North Jersey			Wireless Building	26 Colombia Turnpike	Florham Park	NJ	07932
1757	North Jersey			Wireless Building	26 Columbia Turnpike	Florham Park	NJ	07932

1758	North Jersey			Wireless Building	26 Emmons Drive	Lawrenceville	NJ	08648
1759	North Jersey			Wireless Building	26 Hanes Drive	Wayne	NJ	07470
1760	North Jersey	Trans Hudson Mgmt	3419	26 Journal Square	26 Journal Square	Jersey City	New Jersey	07306
1761	North Jersey			Wireless Building	263 Distribution Blvd.	Newark	NJ	07114
1762	North Jersey			Wireless Building	26A Worlds Fair Drive	Somerset	NJ	08873
1763	North Jersey			Wireless Building	26C Worlds Fair Drive	Somerset	NJ	
1764	North Jersey			Wireless Building	26D Worlds Fair Drive	Somerset	NJ	08873
1765	North Jersey			Wireless Building	26H worlds Fair Dr	Somerset	NJ	08873
1766	North Jersey			Wireless Building	27 Northfield Ave	Edison	NJ	08837
1767	North Jersey	Federal Business Center	3343	300 Raritan Center Pkwy Campus #2	27 Northfield Avenue/300 Raritan Center Pkwy Campus #2	Edison	New Jersey	08837
1768	North Jersey			Wireless Building	270 Sylvan Ave	englewood Cliffs	NJ	07632
1769	North Jersey			Wireless Building	270 Sylvan Avenue	englewood Cliffs	NJ	07632
1770	North Jersey			Wireless Building	270 Sylvan Avenue	englewood Cliffs	NJ	07632
1771	North Jersey			Wireless Building	272 Fernwood Ave	Edison	NJ	08837
1772	North Jersey	Federal Business Centers	3888	300 Raritan Center Campus #8	28 Campus Drive/300 Raritan Center Campus #8	Edison	New Jersey	07088
1773	North Jersey			Wireless Building	28 Distribution Blvd., Industrial Park	Edison	NJ	08817
1774	North Jersey			Wireless Building	28 Kennedy Boulevard, Suite 400	East Brunswick	NJ	08816
1775	North Jersey			Wireless Building	280 Midland Avenue	Saddle Brook	NJ	07663
1776	North Jersey			Wireless Building	280 N. Midland Ave. Bldg.P1	Saddle Brook	NJ	07663
1777	North Jersey			Wireless Building	2811 Business Route 1	Lawrenceville	NJ	08648
1778	North Jersey			Wireless Building	285 West Side Ave	Jersey City	NJ	07305
1779	North Jersey			Wireless Building	2850 Brunswick Pike	Lawenceville	NJ	08648
1780	North Jersey			Wireless Building	2850 Brunswick Pike	Lawrenceville	NJ	08648
1781	North Jersey			Wireless Building	29 hanes Dr.	Wayne	NJ	07470
1782	North Jersey			Wireless Building	299 Market St.	Saddle Brook	NJ	07663
1783	North Jersey			Wireless Building	299 Market Street	Saddle Brook	NJ	07663
1784	North Jersey			Wireless Building	3 Becker Farm Rd	Roseland	NJ	07068
1785	North Jersey			Wireless Building	3 Empire Blvd	South Hackensack	NJ	07606
1786	North Jersey			Wireless Building	3 Empire Blvd	South Hackensack	NJ	07606
1787	North Jersey	Mountain Development	4162	Mountain Development	3 Garrett Mountain Plaza	West Paterson	New Jersey	07424
1788	North Jersey	GHP Office Realty	3252	30 Two Bridges Road	30 Two Bridges Road	Fairfield	New Jersey	07004
1789	North Jersey			Wireless Building	30 Two Bridges Road	Fairfield	NJ	07004
1790	North Jersey			Wireless Building	300 Columbus Circle	EDISON	NJ	08837
1791	North Jersey			Wireless Building	300 Frank W Burr Blvd	Teaneck	NJ	07666
1792	North Jersey			Wireless Building	300 Frank W Burr Blvd, Glenpointe Center	Teaneck	NJ	07666
1793	North Jersey			Wireless Building	300 Frank W Burr Blvd.	Teaneck	NJ	07666
1794	North Jersey			Wireless Building	300 Harmon Meadow Boulevard	secaucus	NJ	07094
1795	North Jersey			Wireless Building	300 Kennedy Drive	Sayreville	NJ	08872
1796	North Jersey	Hartz Mountain	3388	300 Lightning Way	300 Lightning Way	Secaucus	New Jersey	07904
1797	North Jersey			Wireless Building	300 McGaw Dr	EDISON	NJ	08837
1798	North Jersey			Wireless Building	300 Middlesex Ave	Carteret	NJ	07008
1799	North Jersey			Wireless Building	300 Nixon Lane	Edison	NJ	08837
1800	North Jersey	??	3345	300 Raritan Center Pkwy	300 Raritan Center Pkwy	Edison	New Jersey	
1801	North Jersey	Federal Business Center	3346	300 Raritan Center Pkwy Campus #4	300 Raritan Center Pkwy Campus #4	Edison	New Jersey	08837
1802	North Jersey	Readington	3233	3000 Hadley Road	3000 Hadley Road	South Plainfield	New Jersey	07080
1803	North Jersey			Wireless Building	3000 Hadley Road	South Plainfield	NJ	07080
1804	North Jersey			Wireless Building	3001 Hadley Rd., Suite 58	South Plainfield	NJ	07080
1805	North Jersey			Wireless Building	3001 Hadley Road	South Plainfield	NJ	07080
1806	North Jersey			Wireless Building	3005 Hadley Rd, Suite 5	South Plainfield	NJ	07080
1807	North Jersey			Wireless Building	301 Hartel Street	Sayreville	NJ	08872
1808	North Jersey			Wireless Building	301 Penhorn Ave	Secaucus	NJ	07094
1809	North Jersey			Wireless Building	301 penhorn avenue	secaucus	NJ	
1810	North Jersey			Wireless Building	301 Penhorn Avenue	secaucus	NJ	07094
1811	North Jersey			Wireless Building	301 Route 17 North	Rutherford	NJ	07070
1812	North Jersey			Wireless Building	301 State Route 17	rutherford	NJ	
1813	North Jersey	GHP Office Realty	3317	305 West Grand Avenue	305 West Grand Avenue	Montvale	New Jersey	07645
1814	North Jersey			Wireless Building	307-60th Street	West New York	NJ	07093
1815	North Jersey			Wireless Building	310 Allwood Road	Clifton	NJ	07012
1816	North Jersey			Wireless Building	3100 Princeton Pike	Lawrenceville	NJ	08648

1817	North Jersey			Wireless Building	3100 Princeton Pike	Lawenceville	NJ	08648
1818	North Jersey			Wireless Building	3100 Princeton Pike, Building #3	Lawenceville	NJ	08648
1819	North Jersey			Wireless Building	3131 Princeton Pike	Lawenceville	NJ	08648
1820	North Jersey			Wireless Building	3131 Princeton Pike	Lawenceville	NJ	NJ
1821	North Jersey			Wireless Building	3131 Princeton Pike	Lawenceville	NJ	08648
1822	North Jersey			Wireless Building	3131 Princeton Pike	Lawrenceville	NJ	08648
1823	North Jersey			Wireless Building	3131 Princeton Pike	Lawenceville	NJ	08540
1824	North Jersey			Wireless Building	3131 Princeton Pike	Lawrenceville	NJ	08648
1825	North Jersey			Wireless Building	3131 Princeton Pike	Lawrenceville	NJ	08648
1826	North Jersey			Wireless Building	3131 Princeton Pike	Lawrenceville	NJ	08648
1827	North Jersey			Wireless Building	3131 Princeton Pike	Lawrenceville	NJ	08648
1828	North Jersey			Wireless Building	3131 Princeton Pike	Lawrenceville	NJ	08648
1829	North Jersey			Wireless Building	3131 Princeton Pike	Lawenceville	NJ	08648
1830	North Jersey			Wireless Building	3131 Princeton Pike	Lawrenceville	NJ	08648
1831	North Jersey			Wireless Building	3131 Princeton Pike Suite 201	Lawrenceville	NJ	08648
1832	North Jersey			Wireless Building	3131 Princeton Pike, Bldg #6, #100	Lawrenceville	NJ	08648
1833	North Jersey			Wireless Building	3131 Princeton Pike, Building 3D	Lawrenceville	NJ	08648
1834	North Jersey			Wireless Building	3131 Princeton Pike, Suite #101	Lawrenceville	NJ	08648
1835	North Jersey			Wireless Building	3175 Princeton Pike	Lawrenceville	NJ	08648
1836	North Jersey			Wireless Building	320 Grand Avenue	Englewood	NJ	07631
1837	North Jersey			Wireless Building	320 Grand Avenue	Englewood	NJ	07631
1838	North Jersey			Wireless Building	320 Grand Avenue	Englewood	NJ	07631
1839	North Jersey			Wireless Building	320 River Street	Hackensack	NJ	07601
1840	North Jersey			Wireless Building	3270 Brunswick Pike	Lawrenceville	NJ	08648
1841	North Jersey			Wireless Building	33 Wood Avenue South	Iselin	NJ	08830
1842	North Jersey			Wireless Building	333 Meadowland Parkway	Secaucus	NJ	07094
1843	North Jersey			Wireless Building	333 Meadowlands Parkway	secaucus	NJ	07094
1844	North Jersey	Hartz Mountain	3387	333 Meadowlands Pkwy	333 Meadowlands Pkwy	Secaucus	New Jersey	07004
1845	North Jersey	Federal Business Center	3349	300 Raritan Center Pkwy Campus #10	336 Campus Drive/300 Raritan Center Campus #10	Edison	New Jersey	08837
1846	North Jersey			Wireless Building	3371 Route 1	Lawrenceville	NJ	08619
1847	North Jersey			Wireless Building	3371 Route 1	Lawrenceville	NJ	08648
1848	North Jersey			Wireless Building	3371 Route 1 South	Lawenceville	NJ	08648
1849	North Jersey			Wireless Building	3371 Route 1 South	Lawrenceville	NJ	08540
1850	North Jersey			Wireless Building	3371 Rte 1	Lawrenceville	NJ	08648
1851	North Jersey			Wireless Building	34 Wesley Street	South Hackensack	NJ	07606
1852	North Jersey			Wireless Building	340 Washington Avenue	Carlstadt	NJ	07072
1853	North Jersey	Federal Business Center	3347	300 Raritan Center Pkwy Campus #6	342 Raritan Center Parkway/300 Raritan Center Pkwy Campus #6	Edison	New Jersey	08837
1854	North Jersey			Wireless Building	3490 US Highway 1	Princeton	NJ	08540
1855	North Jersey			Wireless Building	350 Gotham Parkway	Carlstadt	NJ	07072
1856	North Jersey			Wireless Building	352 Washington Ave	Carlstadt	NJ	07072
1857	North Jersey			Wireless Building	360 Murray Hill Parkway	East Rutherford	NJ	07073
1858	North Jersey			Wireless Building	3619 East Kennedy Rd.	South Plainfield	NJ	07080
1859	North Jersey			Wireless Building	3619 Kennedy Rd Bldg E	South Plainfield	NJ	07080
1860	North Jersey			Wireless Building	370 north street	Teterboro	NJ	07608
1861	North Jersey			Wireless Building	370 Starke Rd.	Carlstadt	NJ	07072
1862	North Jersey			Wireless Building	371 Hoes Lane	Piscataway	NJ	08854
1863	North Jersey			Wireless Building	372 Starke Road	Carlstadt	NJ	07072
1864	North Jersey			Wireless Building	375 Huyler Street	South Hackensack	NJ	07606
1865	North Jersey			Wireless Building	375 Huyler Street	South Hackensack	NJ	07606
1866	North Jersey			Wireless Building	375 Huyler Street	South Hackensack	NJ	07606
1867	North Jersey			Wireless Building	375 Huyler Street	South Hackensack	NJ	07606
1868	North Jersey			Wireless Building	375 Raritan Center Parkway	Edison	NJ	08837
1869	North Jersey	GHP Office Realty	5402	Airport Executive Plaza	377 Route 17 South	Hasbrouck Heights	New Jersey	07604
1870	North Jersey			Wireless Building	377 Route 17 South	hasboruck heights	NJ	07604
1871	North Jersey			Wireless Building	377 Route 17 South	Hasbrouck Heights	NJ	07604
1872	North Jersey			Wireless Building	377 Route 17 South	Hasbrouck Heights	NJ	07064
1873	North Jersey			Wireless Building	377 Route 17 South	hasbrouck heights	NJ	07064
1874	North Jersey			Wireless Building	377 Route 17 South	HABROUCK HIEGHT	NJ	07604
1875	North Jersey			Wireless Building	377 Route 17 South, Suite 208	Hasbrouck Heights	NJ	07604

1876	North Jersey			Wireless Building	377 State Route 17 South	Hasbrouck Heights	NJ	07604
1877	North Jersey			Wireless Building	38 East Ridgewood Ave	Ridgewood	NJ	07450
1878	North Jersey			Wireless Building	38 Leuning street	South Hackensack	NJ	07606
1879	North Jersey	First National	4843	387 Passaic Avenue	387 Passaic Avenue	Fairfield	New Jersey	07004
1880	North Jersey			Wireless Building	4 Becker Farm Road	Roseland	NJ	07068
1881	North Jersey			Wireless Building	4 Campus Drive	Parsippanny	NJ	07054
1882	North Jersey			Wireless Building	4 Campus Drive	Parsippanny	NJ	07054
1883	North Jersey			Wireless Building	4 Connell Drive	Berkley Heights	NJ	07922
1884	North Jersey			Wireless Building	4 Sperry Road	Fairfield	NJ	07004
1885	North Jersey			Wireless Building	40 Veterans Blvd	Carlstadt	NJ	07072
1886	North Jersey			Wireless Building	40 Vreeland Avenue	Totowa	NJ	07512
1887	North Jersey			Wireless Building	400 Frank W Burr Blvd	Teaneck	NJ	07666
1888	North Jersey			Wireless Building	400 Frank W Burr Blvd	Teaneck	NJ	07666
1889	North Jersey			Wireless Building	400 Frank W Burr Blvd.	Teaneck	NJ	07666
1890	North Jersey	Hartz Mountain	3391	400 Plaza Drive	400 Plaza Drive	Secaucus	New Jersey	07094
1891	North Jersey			Wireless Building	4001 A Hadley Road	South Plainfield	NJ	07080
1892	North Jersey			Wireless Building	4001 Hadley Road	South Plainfield	NJ	07080
1893	North Jersey			Wireless Building	401 Hackensack Ave	Hackensack	NJ	07601
1894	North Jersey			Wireless Building	401 Hackensack Ave	Hackensack	NJ	07601
1895	North Jersey			Wireless Building	401 Hackensack Ave	Hackensack	NJ	07601
1896	North Jersey			Wireless Building	401 Hackensack Ave	Hackensack	NJ	07601
1897	North Jersey			Wireless Building	401 Hackensack Ave	Hackensack	NJ	07601
1898	North Jersey			Wireless Building	401 Hackensack Ave	Hackensack	NJ	07601
1899	North Jersey			Wireless Building	401 Hackensack Ave, 3rd Floor	Hackensack	NJ	07601
1900	North Jersey	Stellar Mgmt	4697	401 Hackensack Avenue	401 Hackensack Avenue	Hackensack	New Jersey	
1901	North Jersey			Wireless Building	401 hackensack avenue	Hackensack	NJ	07601
1902	North Jersey			Wireless Building	401 Hackensack Avenue	Hackensack	NJ	07601
1903	North Jersey	Readington	3235	4041 Hadley Road	4041 Hadley Road	South Plainfield	New Jersey	07080
1904	North Jersey			Wireless Building	409 Minnisink Rd	Totowa	NJ	07512
1905	North Jersey			Wireless Building	41 Executive Ave	Edison	NJ	
1906	North Jersey			Wireless Building	41 Suttons Lane	Piscataway	NJ	08854
1907	North Jersey			Wireless Building	411 Hackensack Ave	Hackensack	NJ	07601
1908	North Jersey			Wireless Building	411 Hackensack Ave	Hackensack	NJ	07601
1909	North Jersey			Wireless Building	411 Hackensack Ave	Hackensack	NJ	07601
1910	North Jersey			Wireless Building	411 HACKENSACK AVE	Hackensack	NJ	07601
1911	North Jersey			Wireless Building	411 Hackensack Ave	Hackensack	NJ	07601
1912	North Jersey			Wireless Building	411 Hackensack Ave	Hackensack	NJ	07601
1913	North Jersey			Wireless Building	411 Hackensack Ave	Hackensack	NJ	07604
1914	North Jersey			Wireless Building	411 Hackensack Ave, 3rd Floor	Hackensack	NJ	07601
1915	North Jersey			Wireless Building	411 Hackensack Ave, 3rd Floor	Hackensack	NJ	07601
1916	North Jersey			Wireless Building	411 Hackensack Ave, 9th Floor	Hackensack	NJ	07601
1917	North Jersey			Wireless Building	411 Hackensack Ave, Bottom	Hackensack	NJ	07601
1918	North Jersey			Wireless Building	411 Hackensack Ave.	Hackensack	NJ	07601
1919	North Jersey			Wireless Building	411 Hackensack Avenue	Hackensack	NJ	07601
1920	North Jersey			Wireless Building	411 hackensack avenue	Hackensack	NJ	07604
1921	North Jersey			Wireless Building	411 Hackensack Avenue	Hackensack	NJ	07601
1922	North Jersey			Wireless Building	411 Hackensack Avenue	Hackensack	NJ	07601
1923	North Jersey			Wireless Building	411 Hackensack Avenue	Hackensack	NJ	07601
1924	North Jersey	STRO company	3425	415 Hamburg Turnpike	415 Hamburg Turnpike	Wayne	New Jersey	07470
1925	North Jersey			Wireless Building	415 Hamburg Turnpike	Wayne	NJ	07470
1926	North Jersey			Wireless Building	415 Hamburg Turnpike	Wayne	NJ	07470
1927	North Jersey			Wireless Building	433 Hackensack Ave	Hackensack	NJ	07601
1928	North Jersey			Wireless Building	433 Hackensack Ave	Hackensack	NJ	07601
1929	North Jersey			Wireless Building	433 Hackensack Ave	Hackensack	NJ	07601
1930	North Jersey			Wireless Building	433 Hackensack Ave	Hackensack	NJ	07601
1931	North Jersey			Wireless Building	433 Hackensack Ave	Hackensack	NJ	07601
1932	North Jersey			Wireless Building	433 Hackensack ave	Hackensack	NJ	07601
1933	North Jersey			Wireless Building	433 Hackensack Ave, 4th Floor	Hackensack	NJ	07601
1934	North Jersey			Wireless Building	433 hackensack avenue	Hackensack	NJ	
1935	North Jersey			Wireless Building	433 Hackensack Avenue	Hackensack	NJ	07601
1936	North Jersey			Wireless Building	433 Hackensack Avenue	Hackensack	NJ	07601

1937	North Jersey			Wireless Building	433 Hackensack Avenue	Hackensack	NJ	07601
1938	North Jersey			Wireless Building	433 Hackensack Avenue 8th floor	Hackensack	NJ	07601
1939	North Jersey			Wireless Building	435 Meadow Lane	Carlstadt	NJ	07072
1940	North Jersey			Wireless Building	435 North Midland Ave	Saddle Brook	NJ	07663
1941	North Jersey			Wireless Building	435 North Midland Ave	Saddle Brook	NJ	07663
1942	North Jersey			Wireless Building	440 barell avenue	carlstadt	NJ	07072
1943	North Jersey			Wireless Building	440 sylvan avenue	englewood Cliffs	NJ	07632
1944	North Jersey			Wireless Building	45 Executive Ave	Edison	NJ	08817
1945	North Jersey			Wireless Building	450 Duncan Avenue	Jersey City	NJ	07306
1946	North Jersey			Wireless Building	450 Raritan Center Parkway	Edison	NJ	08837
1947	North Jersey			Wireless Building	450 Raritan Center Parkway	Edison	NJ	08837
1948	North Jersey			Wireless Building	454 Main Ave	Wallington	NJ	07057
1949	North Jersey			Wireless Building	462 Barrell Ave	Carlstadt	NJ	07072
1950	North Jersey			Wireless Building	465 Barell Avenue	Carlstadt	NJ	07072
1951	North Jersey			Wireless Building	465 Meadow Lane	carlstadt	NJ	07072
1952	North Jersey	Gafisa/Promenade Real Estate	4926		47 Maple Street	Summit	New Jersey	07901
1953	North Jersey			Wireless Building	475 market street	Elmwood Park	NJ	07407
1954	North Jersey			Wireless Building	475 Market Street	Elmwood Park	NJ	07407
1955	North Jersey			Wireless Building	485 Route 1 South	iselin	NJ	08830
1956	North Jersey			Wireless Building	489 Washington Ave	Carlstadt	NJ	07072
1957	North Jersey			Wireless Building	49 commerce road	carlstadt	NJ	07072
1958	North Jersey			Wireless Building	49 Executive Ave	Edison	NJ	08817
1959	North Jersey			Wireless Building	495 Barell Ave	Carlstadt	NJ	07072
1960	North Jersey			Wireless Building	5 Empire Blvd	Carlstadt	NJ	07072
1961	North Jersey			Wireless Building	5 Garret Mountain Plaza	West Paterson	NJ	07424
1962	North Jersey			Wireless Building	5 Independence Way	Princeton	NJ	08540
1963	North Jersey			Wireless Building	5 KNICKERBOCKER ROAD	moonachie	NJ	
1964	North Jersey			Wireless Building	5 State Highway North 17	Hasbrouck Heights	NJ	07064
1965	North Jersey			Wireless Building	5 Wood Hollow Rd	Parsippanny	NJ	07054
1966	North Jersey			Wireless Building	50 Chestnut Ridge Rd.	Montvale	NJ	07645
1967	North Jersey			Wireless Building	50 commerical avenue	moonachie	NJ	
1968	North Jersey			Wireless Building	50 Route 120	East Rutherford	NJ	07073
1969	North Jersey			Wireless Building	50 Route 120	East Rutherford	NJ	07072
1970	North Jersey			Wireless Building	50 route 120	rutherford	NJ	07073
1971	North Jersey			Wireless Building	50 Route 120	East Rrutherford	NJ	07072
1972	North Jersey			Wireless Building	50 Route 46 East	Totowa	NJ	07512
1973	North Jersey			Wireless Building	500 Frank W. Burr Blvd.	Teaneck	NJ	07666
1974	North Jersey			Wireless Building	500 Glenpointe Centre West	Teaneck	NJ	07666
1975	North Jersey	Hartz Mountain	3392	500 Plaza Drive	500 Plaza Drive	Secaucus	New Jersey	07094
1976	North Jersey			Wireless Building	501 Penhorn Ave	secaucus	NJ	07094
1977	North Jersey			Wireless Building	501 Penhorn Ave. #9	secaucus	NJ	07094
1978	North Jersey			Wireless Building	501 Penhorn Avenue	Secaucus	NJ	
1979	North Jersey			Wireless Building	5080 Mclester Street	Elizabeth	NJ	07201
1980	North Jersey			Wireless Building	50-Rte 120 Enigeering Department	East Rutherford	NJ	07073
1981	North Jersey			Wireless Building	51 Cargwood Rd	South Plainfield	NJ	07080
1982	North Jersey			Wireless Building	51 Executive Ave.	Edison	NJ	08817
1983	North Jersey			Wireless Building	510 Thornall Street	Edison	NJ	08837
1984	North Jersey			Wireless Building	510 Thornall Street	EDISON	NJ	08820
1985	North Jersey			Wireless Building	510 Thornall Street	Edison	NJ	08837
1986	North Jersey			Wireless Building	52 Forest Ave	paramus	NJ	07652
1987	North Jersey			Wireless Building	52 Forest Ave	paramus	NJ	07652
1988	North Jersey			Wireless Building	520 River Street	Hackensack	NJ	07601
1989	North Jersey			Wireless Building	525 Dell Road	carlstadt	NJ	07072
1990	North Jersey			Wireless Building	545 Dell Road	Carlstadt	NJ	07072
1991	North Jersey			Wireless Building	546 Valley Road	Upper Montclair	NJ	07043
1992	North Jersey			Wireless Building	55 Hartz Way	Secaucus	NJ	07604
1993	North Jersey			Wireless Building	55 Mayfield Ave	Edison	NJ	08837
1994	North Jersey			Wireless Building	553 Baylor Ave	Rivervale	NJ	07675
1995	North Jersey			Wireless Building	553 Baylor Ave	River Vale	NJ	07675
1996	North Jersey			Wireless Building	557 Washington Ave	Carlstadt	NJ	07072

1997	North Jersey			Wireless Building	579 Pompton Avenue	Cedar Grove	NJ	07009
1998	North Jersey			Wireless Building	581 Main Street	woodbridge	NJ	07095
1999	North Jersey			Wireless Building	581 Main Street	woodbridge	NJ	07095
2000	North Jersey			Wireless Building	6 Campus Drive	Parsippany	NJ	07054
2001	North Jersey			Wireless Building	60 Commerce Rd	Carlstadt	NJ	07072
2002	North Jersey			Wireless Building	60 Commerce Road	Carlstadt	NJ	07072
2003	North Jersey	Allstate Realty	4349	60 Evergreen Place	60 Evergreen Place	East Orange	New Jersey	
2004	North Jersey			Wireless Building	60 Metro Way	secaucus	NJ	07094
2005	North Jersey			Wireless Building	60 Metro Way	Secaucus	NJ	07094
2006	North Jersey			Wireless Building	60 Triangle Blvd	Carlstadt	NJ	07072
2007	North Jersey	Martin Rappaport Real E	3296	600 Meadowland Parkway	600 Meadowland Parkway	Secaucus	New Jersey	07094
2008	North Jersey			Wireless Building	600 Meadowlands Parkway	secaucus	NJ	07094
2009	North Jersey			Wireless Building	600 Meadowlands Parkway	Secaucus	NJ	07094
2010	North Jersey			Wireless Building	600 Meadowlands Parkway	secaucus	NJ	07094
2011	North Jersey			Wireless Building	600 Sylvan Ave,	Englewood Cliffs	NJ	07632
2012	North Jersey			Wireless Building	601 Commercia Avenue	Carlstadt	NJ	07072
2013	North Jersey			Wireless Building	601 Hadley Rd	South Plainfield	NJ	07080
2014	North Jersey			Wireless Building	601 Hadley Rd	South Plainfield	NJ	07080
2015	North Jersey			Wireless Building	602 Washington Ave	Carlstadt	NJ	07072
2016	North Jersey			Wireless Building	611 route 17		NJ	
2017	North Jersey			Wireless Building	611 Route 46 East	Hasbrouck Heights	NJ	07604
2018	North Jersey	Hartz Mountain	4939	611 Route 46thstreet	611 Route 46thstreet	Hasbrouck Heights	New Jersey	07604
2019	North Jersey			Wireless Building	615 Valley Road	Upper Montclair	NJ	07043
2020	North Jersey			Wireless Building	622 Georges Rd	North Brunswick	NJ	08902
2021	North Jersey			Wireless Building	63 grand avenue	River Edge	NJ	07661
2022	North Jersey			Wireless Building	630 Boulevard	Elmwood Park	NJ	07407
2023	North Jersey			Wireless Building	630 New County Road	secaucus	NJ	07032
2024	North Jersey	Paragano Associates,	4291	Short Hills Plaza	636 Morris Turnpike	Short Hills	New Jersey	07078
2025	North Jersey	Federal Business Center	3342	300 Raritan Center Pkwy Campus #1	65 Campus Plaza Drive/300 Raritan Center Pkwy Campus #1	Edison	New Jersey	08837
2026	North Jersey	Hartz Mountain	3383	65 Challenger Road	65 Challenger Road	Ridgefield Park	New Jersey	07660
2027	North Jersey			Wireless Building	65 Challenger Road	Ridgefield Park	NJ	07660
2028	North Jersey			Wireless Building	65 Mayfield Ave	EDISON	NJ	08837
2029	North Jersey			Wireless Building	650 dell road	carlstadt	NJ	07072
2030	North Jersey			Wireless Building	650 Dell Road	carlstadt	NJ	07072
2031	North Jersey			Wireless Building	650 Fromm Rd	paramus	NJ	07652
2032	North Jersey			Wireless Building	650 Fromm Road	paramus	NJ	07652
2033	North Jersey			Wireless Building	650 Fromm Road	paramus	NJ	07652
2034	North Jersey			Wireless Building	650 Fromm Road	paramus	NJ	07652
2035	North Jersey			Wireless Building	666 16th Street	Carlstadt	NJ	07072
2036	North Jersey			Wireless Building	666 Plainsboro Rd	Plainsboro	NJ	08536
2037	North Jersey			Wireless Building	666 Plainsboro Rd	Plainsboro	NJ	08536
2038	North Jersey			Wireless Building	666 Plainsboro Rd	Plainsboro	NJ	08536
2039	North Jersey			Wireless Building	666 Plainsboro Rd	Plainsboro	NJ	08536
2040	North Jersey			Wireless Building	666 Plainsboro Rd	Plainsboro	NJ	08536
2041	North Jersey			Wireless Building	666 Plainsboro Rd	Plainsboro	NJ	08536
2042	North Jersey			Wireless Building	666 Plainsboro Rd	Plainsboro	NJ	08536
2043	North Jersey			Wireless Building	666 Plainsboro Rd	Plainsboro	NJ	08536
2044	North Jersey			Wireless Building	666 Plainsboro Road	Plainsboro	NJ	08873
2045	North Jersey			Wireless Building	666 Plainsboro Road	Plainsboro	NJ	08536
2046	North Jersey			Wireless Building	666 Plainsboro Road	Plainsboro	NJ	08536
2047	North Jersey			Wireless Building	666 Plainsboro Road	Plainsboro	NJ	08536
2048	North Jersey			Wireless Building	666 Plainsboro Road	Plainsboro	NJ	08536
2049	North Jersey			Wireless Building	67 Park Place East	Morristown	NJ	07960
2050	North Jersey			Wireless Building	67 Sand Park Road	Cedar Grove	NJ	07009
2051	North Jersey			Wireless Building	680 Martin Luther King Jr Way		NJ	07514
2052	North Jersey			Wireless Building	680 Martin Luther King Jr. Way	Paterson	NJ	07514
2053	North Jersey			Wireless Building	685 Hadley Rd.	South Plainfield	NJ	07080
2054	North Jersey	Bukiets Building & Management Co. LLC	4620	Terminal Building	68-70 Hudson Street	Hoboken	New Jersey	07030
2055	North Jersey			Wireless Building	69 VERONICA AVE	SOMERSET	NJ	08873

2056	North Jersey			Wireless Building	690 Jersey Ave Bldg #7	New Brunswick	NJ	08907
2057	North Jersey			Wireless Building	695 Route 46 East, Suite 401	Fairfield	NJ	07004
2058	North Jersey			Wireless Building	70 Ethel Road West 1	Piscataway	NJ	08854
2059	North Jersey			Wireless Building	70 Newfield Ave	Edison	NJ	08837
2060	North Jersey			Wireless Building	700 Gotham Parkway	Carlstadt	NJ	07072
2061	North Jersey			Wireless Building	700 Gotham Parkway	Carlstadt	NJ	
2062	North Jersey			Wireless Building	700 Parsippany Rd.	Parsippanny	NJ	07054
2063	North Jersey	Hartz Mountain	3393	700 Plaza Drive	700 Plaza Drive	Secaucus	New Jersey	07094
2064	North Jersey			Wireless Building	700 Plaza Drive	secaucus	NJ	07094
2065	North Jersey			Wireless Building	701 Penhorn Ave	secaucus	NJ	07094
2066	North Jersey			Wireless Building	71 Veronica Ave, Unit # 5	Somerset	NJ	08873
2067	North Jersey			Wireless Building	764 Route 18	East Brunswick	NJ	08816
2068	North Jersey			Wireless Building	777 Terrace	Hasbrouck Heights	NJ	07604
2069	North Jersey			Wireless Building	777 Terrace Avenue	Hasbrouck Heights	NJ	07604
2070	North Jersey			Wireless Building	777 Terrace Avenue	Hasbrouck Heights	NJ	07604
2071	North Jersey			Wireless Building	783 Jersey Avenue	Somerset	NJ	
2072	North Jersey			Wireless Building	8 Campus Drive	Parsippanny	NJ	07054
2073	North Jersey			Wireless Building	80 Beckwith Avenue	Paterson	NJ	07503
2074	North Jersey			Wireless Building	80 Enterprise Ave	secaucus	NJ	07094
2075	North Jersey			Wireless Building	80 Kero Rd.	Carlstadt	NJ	07072
2076	North Jersey			Wireless Building	80 Newfield Ave	Edison	NJ	08837
2077	North Jersey			Wireless Building	80 route 4 east	PARAMUS	NJ	07652
2078	North Jersey			Wireless Building	800 eastern way	carlstadt	NJ	07072
2079	North Jersey			Wireless Building	800 Federal Blvd	Carteret	NJ	07008
2080	North Jersey			Wireless Building	810 Bear Tavern Road	West Trenton	NJ	08628108628
2081	North Jersey			Wireless Building	83 Mayfield Ave	Edison	NJ	08837
2082	North Jersey			Wireless Building	83 Mayfield Avenue	Edison	NJ	08837
2083	North Jersey			Wireless Building	83 Route 4 East	paramus	NJ	07652
2084	North Jersey			Wireless Building	830 Bear Tavern Road	West Trenton	NJ	08628
2085	North Jersey			Wireless Building	84 Kennedy Street	Hackensack	NJ	07601
2086	North Jersey			Wireless Building	84 Kennedy Street	Hackensack	NJ	07601
2087	North Jersey			Wireless Building	84 Kennedy Street	Hackensack	NJ	07601
2088	North Jersey			Wireless Building	84 Kennedy Street	Hackensack	NJ	07601
2089	North Jersey			Wireless Building	84 Kennedy Street	Hackensack	NJ	07601
2090	North Jersey			Wireless Building	84 Kennedy Street	Hackensack	NJ	07601
2091	North Jersey			Wireless Building	85 Livingston Ave	Roseland	NJ	07068
2092	North Jersey			Wireless Building	850 Bear Tavern Rd suite 202	Trenton	NJ	08628
2093	North Jersey			Wireless Building	850 Bear Tavern Rd.	Trenton	NJ	08628
2094	North Jersey			Wireless Building	850 Bear Tavern Road	Ewing	NJ	08628
2095	North Jersey			Wireless Building	850 Route 1 North	North Brunswick	NJ	08902
2096	North Jersey			Wireless Building	850 US Highway 1	North Brunswick	NJ	08902
2097	North Jersey			Wireless Building	850 US Route 1	North Brunswick	NJ	08902
2098	North Jersey			Wireless Building	850-870 Route 1 North	North Brunswick	NJ	08902
2099	North Jersey			Wireless Building	854 Livingston Ave	North Brunswick	NJ	08902
2100	North Jersey	Bukiets Building & Management Co. LLC	4618	Valley Executive Office Center	855 Valley Road	Clifton	New Jersey	07013
2101	North Jersey			Wireless Building	861 Doremus Ave	Port Newark	NJ	07114
2102	North Jersey			Wireless Building	9 Empire Blvd	South Hackensack	NJ	07606
2103	North Jersey	Hartz Mountain	3394	9 Entin Road	9 Entin Road	Parsippany	New Jersey	07054
2104	North Jersey			Wireless Building	9 Kilmer Court	Edison	NJ	08817
2105	North Jersey			Wireless Building	9 Livingston Ave	New Brunswick	NJ	08901
2106	North Jersey			Wireless Building	9 polito avenue	Lyndhurst	NJ	
2107	North Jersey			Wireless Building	9 Sylvan Way	Parsippany	NJ	07054
2108	North Jersey			Wireless Building	90 Kipp Avenue	Elmwood Park	NJ	07407
2109	North Jersey	Marcus Assoc	819	90 Main Street	90 Main Street	Hackensack	New Jersey	
2110	North Jersey			Wireless Building	900 Federal Blvd.	Carteret	NJ	07008
2111	North Jersey			Wireless Building	900 Leesville Avenue	avenel	NJ	07001
2112	North Jersey			Wireless Building	901B Montrose Ave	South Plainfield	NJ	07080
2113	North Jersey			Wireless Building	92 East Main Street	Somerville	NJ	08876
2114	North Jersey			Wireless Building	92 Youngs Rd	Hamilton	NJ	08619
2115	North Jersey			Wireless Building	9-25 Alling Street	Newark	NJ	07102

2116	North Jersey			Wireless Building	930 Riverview Drive	Totowa	NJ	07512
2117	North Jersey			Wireless Building	935 River Rd	Edgewater	NJ	07020
2118	North Jersey			Wireless Building	95 Newfield Ave	Edison	NJ	08818
2119	North Jersey			Wireless Building	95 Route 17 South	Paramus	NJ	07652
2120	North Jersey			Wireless Building	959 Route 46 East, # 402	Parsippany	NJ	07054
2121	North Jersey			Wireless Building	96 Hobart Street	Hackensack	NJ	07601
2122	North Jersey			Wireless Building	96 Northfield Ave	Edison	NJ	08837
2123	North Jersey			Wireless Building	97 Lackawanna Avenue	Totowa	NJ	07512
2124	North Jersey			Wireless Building	97 Lackawanna Avenue	Totowa	NJ	07512
2125	North Jersey			Wireless Building	98 North Avenue East	Elizabeth	NJ	07201
2126	North Jersey			Wireless Building	99 Cherry Hill Rd.	Parsippanny	NJ	07054
2127	North Jersey			Wireless Building	99 Essex Street & Rt. 17	MAYWOOD	NJ	07607
2128	North Jersey			Wireless Building	99 Hackensack Ave	Kearny	NJ	07032
2129	North Jersey			Wireless Building	99 Kero Road	Carlstadt	NJ	07072
2130	North Jersey			Wireless Building	991 Route 22 West	Bridgewater	NJ	08807
2131	North Jersey			Wireless Building	9-A Princess Road	Lawrenceville	NJ	
2132	North Jersey	Federal Business	3820	Mayfield Avenue	Building #454/ 29 Mayfield Avenue	Edison	New Jersey	08837
2133	North Jersey			Wireless Building	Court Plaza North	Hackensack	NJ	07601
2134	North Jersey			Wireless Building	East 80 Route 4	Paramus	NJ	07652
2135	North Jersey			Wireless Building	Giants Stadium	East Rutherford	NJ	
2136	North Jersey			Wireless Building	Mack Centre II	paramus	NJ	07652
2137	North Jersey			Wireless Building	Meadowlands Sports Complex	East Rutherford	NJ	07073
2138	North Jersey			Wireless Building	One Hall Drive	Little Falls	NJ	07424
2139	North Jersey	Hartz Mountain	3384	One Harmon Plaza	One Harmon Plaza	Secaucus	New Jersey	07094
2140	North Jersey			Wireless Building	One Passaic Ave	Fairfield	NJ	07004
2141	North Jersey			Wireless Building	One Passaic Ave	Fairfield	NJ	07004
2142	North Jersey			Wireless Building	One University Plaza	Hackensack	NJ	07601
2143	North Jersey			Wireless Building	One University Plaza	Hackensack	NJ	07601
2144	North Jersey			Wireless Building	Park 80 West	Saddle Brook	NJ	07662
2145	North Jersey			Wireless Building	Park 80 West Plaza 1	Saddle Brook	NJ	07633
2146	North Jersey			Wireless Building	Park 80 West Plaza One	Saddle Brook	NJ	07662
2147	North Jersey			Wireless Building	park 80 west plaza#1 4th floor	Saddle Brook	NJ	07663
2148	North Jersey			Wireless Building	PO Box 1	Princeton	NJ	08543
2149	North Jersey			Wireless Building	PO BOX 23 Jernee Mill Rd	Sayreville	NJ	08872
2150	North Jersey			Wireless Building	Raritan Plaza 1	Edison	NJ	08837
2151	North Jersey			Wireless Building	Raritan Plaza 1, Raritan Center	Edison	NJ	08837
2152	North Jersey			Wireless Building	Raritan Plaza 1, Raritan Center	Edison	NJ	08837
2153	North Jersey			Wireless Building	Raritan Plaza I Raritan Center	Edison	NJ	08837
2154	North Jersey			Wireless Building	Unit #6	South Plainfield	NJ	07080
2155	North Jersey			Wireless Building	West 115 Century Rd	paramus	NJ	07652
2156	North Jersey			Wireless Building	West 115 Century Road	paramus	NJ	07652
2157	North Jersey			Wireless Building		Edison	NJ	
2158	North Jersey			Wireless Building		South Plainfield	NJ	07080
2159	North Jersey			Wireless Building		Hackensack	NJ	07601
2160	Philadelphia	Oliver Tyrone Pulver Corporation	5191	100 Front Street	100 Front Street	West Conshohocken	Pennsylvania	19428
2161	Philadelphia	Equivest Management	3772	100 North 17th Street	100 North 17th Street	Philadelphia	Pennsylvania	19103
2162	Philadelphia	Amerimar	3869	The Wanamaker Building	100 Penn Square East	Philadelphia	Pennsylvania	19107
2163	Philadelphia	Alex Schwartz	5187	100 South Broad Street	100 South Broad Street	Philadelphia	Pennsylvania	19110
2164	Philadelphia	Delle Donne Assoc	4957	100 West Commons Boulevard	100 West Commons Boulevard	New Castle	Delaware	19720
2165	Philadelphia	Redgo Development	4484	Willowbrook Corporate Center	100 Willowbrook Lane	West Chester	Pennsylvania	19382
2166	Philadelphia	L-A Jenkintown Plaza Associates	5190	101 Greenwood Avenue	101 Greenwood Avenue	Jenkintown	Pennsylvania	
2167	Philadelphia	APH Associates	3767	101 West Avenue	101 West Avenue	Jenkintown	Pennsylvania	
2168	Philadelphia	Delle Donne Assoc.	4958	1011 Centre Road	1011 Center Road	Wilmington	Delaware	19805
2169	Philadelphia	Amerimar	5177	The Jefferson Building	1015 Chestnut Street	Philadelphia	Pennsylvania	19107
2170	Philadelphia	Keystone Property	5343	102 Pickering	102 Pickering Way	Exton	Pennsylvania	19341
2171	Philadelphia			Wireless Building	1033 Airport Road	allentown	PA	18109
2172	Philadelphia	1041 Properties Limited	4536	1039 West Bridge Street	1039 West Bridge Street	Phoenixville	Pennsylvania	
2173	Philadelphia	Goldman Properties	4944	105 South 12th Street	105 South 12th Street	Philadelphia	Pennsylvania	19107
2174	Philadelphia			Wireless Building	1060 First Avenue	King Of Prussia	PA	19406

2175	Philadelphia	APH Associates	3768	11 Bala Avenue	11 Bala Avenue	Philadelphia	Pennsylvania	
2176	Philadelphia	Preferred Real Estate	3112	1100 East Hector Street	1100 East Hector Street	Conshohocken	Pennsylvania	19428
2177	Philadelphia	Atapco Properties, Inc.	5384	Building 4	111 Continental Drive	Newark	Delaware	19713
2178	Philadelphia	Kaiserman	3087	Bourse Building	111 South Independence Mall	Philadelphia	Pennsylvania	19106
2179	Philadelphia	Toll Mgmt.	4983	1111 Street Road	1111 Street Road	Southampton	Pennsylvania	18966
2180	Philadelphia	BET Investments	4972	115 West Avenue	115 West Avenue	Jenkintown	Pennsylvania	19046
2181	Philadelphia	Keystone Property	5184	1150 First Avenue	1150 First Avenue	King of Prussia	Pennsylvania	19406
2182	Philadelphia	Independence Realty	5171	Architects Building	117 South 17th Street	Philadelphia	Pennsylvania	19103
2183	Philadelphia			Wireless Building	1170 8th Ave	Bethlehem	PA	18018
2184	Philadelphia			Wireless Building	1176 North Irving Street, Suite #200	Allentown	PA	18109
2185	Philadelphia	Atapco Properties, Inc.	5389	Building 6	121 Continental Drive	Newark	Delaware	19713
2186	Philadelphia	Bailey Associates	3850	Bailey Building	1218 Chestnut Street	Philadelphia	Pennsylvania	19107
2187	Philadelphia	Vision Management Company	3177	1250 Virginia Drive	1250 Virginia Drive	Fort Washington	Pennsylvania	19034
2188	Philadelphia	The Atrium at Olde City (Weisboard &	3925	128 Chestnut Street	128 Chestnut Street	Philadelphia	Pennsylvania	
2189	Philadelphia	Wilner Properties	3821	Springfield Plaza	130 South. State Road	Springfield	Pennsylvania	19064
2190	Philadelphia	Berwind Property	4954	1300 Virginia Avenue	1300 Virginia Avenue	Fort Washington	Pennsylvania	19034
2191	Philadelphia	Berwind Property	5179	Maplewood Office Park	1300 Virginia Drive	Fort Washington	Pennsylvania	19034
2192	Philadelphia	Berwind Property	5180	Maplewood Office Park	1301 Virginia Drive	Fort Washington	Pennsylvania	19034
2193	Philadelphia	Atapco Properties, Inc.	5385	Building 5	131 Continental Drive	Newark	Delaware	19713
2194	Philadelphia	Goldman Propeties	4945	1315 Walnut Street	1315 Walnut Street	Philadelphia	Pennsylvania	19107
2195	Philadelphia	Penn Treaty Park Place	4227	Penn Treaty Park Place	1341 Delaware Avenue	Philadelphia	Pennsylvania	19125
2196	Philadelphia			Wireless Building	1347 Hausman Rd.	Allentown	PA	18105
2197	Philadelphia	Alex Schwartz	3141	1420 Walnut Street	1420 Walnut Street	Philadelphia	Pennsylvania	19102
2198	Philadelphia	Equivest Management	5168	1429 Walnut Street	1429 Walnut Street	Philadelphia	Pennsylvania	19102
2199	Philadelphia	Amerimar	5174	Drexel Building	1435 Walnut Street	Philadelphia	Pennsylvania	19102
2200	Philadelphia			Wireless Building	1495 Valley Center Parkway (suite #160)	Bethlehem	PA	18017
2201	Philadelphia	Alternose Constructors, Inc	5271	1500 Industry Road	1500 Industry Road	Hatboro	Pennsylvania	19440
2202	Philadelphia	Alliance Realty	4629	Alliance Realty	1500 Walnut Street	Philadelphia	Pennsylvania	19103
2203	Philadelphia	Crown Two Penn Center Associates	5004	2 Penn Center	1500/1524 John F Kennedy Boulevard	Philadelphia	Pennsylvania	19102
2204	Philadelphia	1518 Walnut Associates	3849	1518 Walnut Street	1518 Walnut Street	Philadelphia	Pennsylvania	19104
2205	Philadelphia	Crown Two Penn Center Associates	5188	1524 JFK Boulevard **see bldg#5004	1524 JFK Boulevard **see bldg#5004	Philadelphia	Pennsylvania	19102
2206	Philadelphia	Amerimar	3870	1528 Walnut Street	1528 Walnut Street	Philadelphia	Pennsylvania	19102
2207	Philadelphia			Wireless Building	1550 Valley Center Parkway	Bethlehem	PA	18017
2208	Philadelphia			Wireless Building	1620 Pond Rd, Suite #300	Allentown	PA	18104
2209	Philadelphia			Wireless Building	1620 Pond Road	allentown	PA	18104
2210	Philadelphia			Wireless Building	1620 Pond Road	Allentown	PA	18104
2211	Philadelphia			Wireless Building	1620 Pond Road Suite 301	Allentown	PA	18104
2212	Philadelphia			Wireless Building	1635 Airport Road	allentown	PA	18109
2213	Philadelphia			Wireless Building	1715 Plaza Lane	allentown	PA	18104
2214	Philadelphia	Atlantic American Properties	4538	Verizon Building	1717 Arch Street	Philadelphia	Pennsylvania	19103
2215	Philadelphia	Binswanger	5257	Sentry Park East	1730 Sentry Park East	Blue Bell	Pennsylvania	19422
2216	Philadelphia	Hayden Real Estate	5231	1760 Market Street	1760 Market Street	Philadelphia	Pennsylvania	19103
2217	Philadelphia	Jones Lang Lasalle	4627		1787 Sentry Park West #16	Blue Bell	Pennsylvania	19422
2218	Philadelphia	Jones Lang Lasalle	4628		1787 Sentry Park West #18	Blue Bell	Pennsylvania	19422
2219	Philadelphia	Denholtz Management	4396	1800 John F Kennedy Boulevard	1800 John F Kennedy Boulevard	Philadelphia	Pennsylvania	19103
2220	Philadelphia	Fox Realty Consultants	3157	1831 Chestnut Street	1831 Chestnut Street	Philadelphia	Pennsylvania	19103
2221	Philadelphia			Wireless Building	1877 Whiteford Rd	york	PA	17402
2222	Philadelphia	Denholtz Management	4397	1880 John F Kennedy Boulevard	1880 John F Kennedy Boulevard	Philadelphia	Pennsylvania	19103
2223	Philadelphia	CMS-BSA Building	3172	1926 Arch Street	1926 Arch Street	Philadelphia	Pennsylvania	19103
2224	Philadelphia	Atapco Properties, Inc.	5388	Building 1	200 Continental Drive	Newark	Delaware	19713
2225	Philadelphia			Wireless Building	2003 31st Street, SW	Allentown	PA	18103
2226	Philadelphia	Girard Estate	3138	21 South 12th Street	21 South 12th Street	Philadelphia	Pennsylvania	19107
2227	Philadelphia	Equivest Management	4114	215 South Broad Street	215 South Broad Street	Philadelphia	Pennsylvania	19103
2228	Philadelphia	Preferred Real Estate	3111	215 West Church Road	215 West Church Road	King of Prussia	Pennsylvania	19406
2229	Philadelphia	Atapco Properties, Inc.	5383	Building 2	220 Continental Drive	Newark	Delaware	19713

2230	Philadelphia	O'Neil Prop	4962	2200 Byberry Road	2200 Byberry Road	Hatboro	Pennsylvania	19040
2231	Philadelphia	O'Neil Prop	4961	225 City Avenue	225 City Avenue	Bala Cynwyd	Pennsylvania	19004
2232	Philadelphia	Independence Realty	5170	Lewis Tower Building	225 South 15th Street	Philadelphia	Pennsylvania	19102
2233	Philadelphia	Amerimar	3868	230 South Broad Street	230 South Broad Street	Philadelphia	Pennsylvania	
2234	Philadelphia	Berwind Property Group	4679	Radnor Court	259 Radnor Chester Road	Radnor	Pennsylvania	19087
2235	Philadelphia	Bet Invest	4959	2600 Philmont Avenue	2600 Philmont Avenue	Huntingdon Valley	Pennsylvania	19006
2236	Philadelphia	Goldman Group	3156	261 Old York Road	261 Old York Road	Jenkintown	Pennsylvania	19046
2237	Philadelphia	Brandywine Realty Trust	3175	275 Commerce Drive	275 Commerce Drive	Fort Washington	Pennsylvania	19034
2238	Philadelphia	Altemose Constructors, Inc	5158	2880 Bergey Road	2880 Bergey Road	Hatfield	Pennsylvania	19440
2239	Philadelphia			Wireless Building	2906 William Penn Highway	EASTON	PA	18045
2240	Philadelphia			Wireless Building	2906 William Penn Hwy	EASTON	PA	18045
2241	Philadelphia	Bellevue Realty Co.	4953	3 Mill Road	3 Mill Road	Wilmington	Delaware	19804
2242	Philadelphia	Oliver Tyrone Pulver Corporation	5375	300 Barr Harbor Drive	300 Barr Harbor Drive	West Conshohocken	Pennsylvania	
2243	Philadelphia	Cignature Hospitality	5172	Lionville Business Center	300 Gordon Drive	Exton	Pennsylvania	19341
2244	Philadelphia	Redgo Development	4485	Willowbrook Corporate Center	300 Willowbrook Lane	West Chester	Pennsylvania	19382
2245	Philadelphia			Wireless Building	301 Oxford Valley Road	Yardley	PA	19067
2246	Philadelphia	Neshaminy Plaza	3848	3070 Bristol Pike - Neshaminy Plaza	3070 Bristol Pike - Neshaminy Plaza	Bensalem	Pennsylvania	
2247	Philadelphia	Neshaminy Plaza	3890	3070 Bristol Pike (Building 2)	3070 Bristol Pike (Building 2)	Bensalem	Pennsylvania	
2248	Philadelphia	Kaiserman	4947	325 Chestnut Street	325 Chestnut Street	Philadelphia	Pennsylvania	19102
2249	Philadelphia	Wynnewood Development	4399	33 Rock Hill Road	33 Rock Hill Road	Bala Cynwyd	Pennsylvania	
2250	Philadelphia			Wireless Building	33 South 7th Street	ALLENTOWN	PA	18101
2251	Philadelphia			Wireless Building	330 Schantz Rd	Allentown	PA	18106
2252	Philadelphia	Girard Estate	3136	34 South 11th Street	34 South 11th Street	Philadelphia	Pennsylvania	19107
2253	Philadelphia	The Concord Group	3072	3411 Silverside Road	3411 Silverside Road	Wilmington	Delaware	
2254	Philadelphia	The Concord Group	3067	Concord Plaza - Bancroft	3411 Silverside Road	Wilmington	Delaware	19810
2255	Philadelphia	The Concord Group	3069	Concord Plaza - Baynard	3411 Silverside Road	Wilmington	Delaware	19810
2256	Philadelphia	The Concord Group	3063	Concord Plaza - Naamans Building	3411 Silverside Road	Wilmington	Delaware	19810
2257	Philadelphia	The Concord Group	4984	Concord Plaza - Quillen Building	3411 Silverside Road	Wilmington	Delaware	19810
2258	Philadelphia	The Concord Group	3070	Concord Plaza - Ridgely	3411 Silverside Road	Wilmington	Delaware	19810
2259	Philadelphia	The Concord Group	3065	Concord Plaza - Rodney	3411 Silverside Road	Wilmington	Delaware	19810
2260	Philadelphia	The Concord Group	3068	Concord Plaza - Springer	3411 Silverside Road	Wilmington	Delaware	19810
2261	Philadelphia	The Concord Group	3066	Concord Plaza - Webster	3411 Silverside Road	Wilmington	Delaware	19810
2262	Philadelphia	The Concord Group	3064	Concord Plaza - Weldin	3411 Silverside Road	Wilmington	Delaware	19810
2263	Philadelphia	The Concord Group	3071	Concord Plaza - Wilson	3411 Silverside Road	Wilmington	Delaware	19810
2264	Philadelphia			Wireless Building	350 Union Blvd.	allentown	PA	18109
2265	Philadelphia	Brandywine Construction	3080	3501 Silverside Road	3501 Silverside Road	Wilmington	Delaware	
2266	Philadelphia	The Concord Group	4985	3505 Silverside Road	3505 Silverside Road	Wilmington	Delaware	
2267	Philadelphia	Cushman & Wakefield	4973	Port Of Technology Building	3701 Market Street	Philadelphia	Pennsylvania	19104
2268	Philadelphia			Wireless Building	385 Emig Road	YORK	PA	17402
2269	Philadelphia	PREIT Rubin	5185	400 Market Street	400 Market Street	Philadelphia	Pennsylvania	19106
2270	Philadelphia	Diamond Properties	3085	42 South 15 Street	42 South 15 Street	Philadelphia	Pennsylvania	19106
2271	Philadelphia	Independence Realty	4338	Lafayette Building	437 Chestnut	Philadelphia	Pennsylvania	19106
2272	Philadelphia			Wireless Building	450 Business Park Lane	Allentown	PA	18109
2273	Philadelphia			Wireless Building	459 Linden Street	Allentown	PA	18102
2274	Philadelphia		4382	460 Norristown Road	460 Norristown Road	Blue Bell	Pennsylvania	
2275	Philadelphia	Toll Mgmt	4987	Trevose Corp Park 2	4600 Street Road	Trevose	Pennsylvania	19053
2276	Philadelphia	Danella Realty	4383	4383	470 Norristown Road	Blue Bell	Pennsylvania	19422
2277	Philadelphia	BET Investments	4960	500 Old York Road	500 Old York Road	Jenkintown	Pennsylvania	19046
2278	Philadelphia			Wireless Building	530 Walnut Street	Philadelpha	PA	19106
2279	Philadelphia	Brandywine Realty Trust	3176	550 Pinetown Road	550 Pinetown Road	Fort Washington	Pennsylvania	19034
2280	Philadelphia	PREIT Rubin	5186	555 City Line Avenue	555 City Line Avenue	Bala Cynwyd	Pennsylvania	19004
2281	Philadelphia	Redgo Development	5165	600 Willowbrook Lane	600 Willowbrook Lane	West Chester	Pennsylvania	19382
2282	Philadelphia	Clover Mill Commerce Center Condominium Association	5357	Jeffers Circle	617 Jeffers Circle	Exton	Pennsylvania	19341
2283	Philadelphia	Keystone Property	5183	6198 Butler Pike	6198 Butler Pike	Blue Bell	Pennsylvania	19422
2284	Philadelphia	Kathy O'Neil Group	3853	630/650 Sentry Park East	630/650 Sentry Parkway	Blue Bell	Pennsylvania	19422

2285	Philadelphia	Wynnewood Development	4401	633 Germantown Park	633 Germantown Park	Plymouth Meeting	Pennsylvania	19462
2286	Philadelphia	Delle Donne Assoc	4956	650 Nammans Road	650 Nammans Road	Claymont	Delaware	19703
2287	Philadelphia	Peter Sharp	4795	701 Market Street	701 Market Street	Philadelphia	Pennsylvania	
2288	Philadelphia	Somerset Properties	4709	Lower Gwynedd Office Complex	714 North Bethlehem Pike	Lower Gwynedd	Pennsylvania	19002
2289	Philadelphia	Keystone Property	5182	715 Twining Road	715 Twining Road	Dresher	Pennsylvania	19025
2290	Philadelphia			Wireless Building	725 Vogelsong Rd.	York	PA	17404
2291	Philadelphia	Toll Management Co	3114	740 Springdale Drive	740 Springdale Drive	Exton	Pennsylvania	19341
2292	Philadelphia	Avtive Realty	3851	County Line Business Center	75 James Way	Bensalem	Pennsylvania	18966
2293	Philadelphia	Somerset Properties	4708	Lower Gwynedd Office Complex	768 North Bethlehem Pike	Lower Gwynedd	Pennsylvania	19002
2294	Philadelphia			Wireless Building	7708 City Ave	Phialdelphia	PA	19151
2295	Philadelphia			Wireless Building	775 Roble Rd	Allentown	PA	18109
2296	Philadelphia	Delle Donne Assoc	3846	800 Delaware Avenue	800 Delaware Avenue	Wilmington	Delaware	19801
2297	Philadelphia	APH Associates	3766	822 Montgomery Avenue	822 Montgomery Avenue	Philadelphia	Pennsylvania	
2298	Philadelphia	Renaissance Properties Real Estate Services	4946	833 Chestnut Street	833 Chestnut Street	Philadelphia	Pennsylvania	
2299	Philadelphia	Wynnewood Development	4400	Plymouth Green Office	920 Germantown Park	Plymouth Meeting	Pennsylvania	19462
2300	Philadelphia	Brandywine Realty Trust	3166	925 Harvest Drive	925 Harvest Drive	Blue Bell	Pennsylvania	19422
2301	Philadelphia	Winwood Development	5399	928 Jaymor Road	928 Jaymor Road	Southampton	Pennsylvania	18966
2302	Philadelphia	Winwood Development	5399	928 Jaymor Road	928 Jaymor Road	Southampton	Pennsylvania	18966
2303	Philadelphia	Avtive Realty	3852	County Line Business Center	95 James Way	Bensalem	Pennsylvania	18966
2304	Philadelphia	Berwind Property	5178	GSB Building	One Belmont Avenue	Bala Cynwyd	Pennsylvania	19004
2305	Philadelphia	Keystone Property	5377	One First Avenue	One First Avenue	Conshohocken	Pennsylvania	
2306	Philadelphia			Wireless Building	P.O. Box 435	Emigsville	PA	17318
2307	Philadelphia			Wireless Building	Rte 309 North of Rte 22	Allentown	PA	18105
2308	Philadelphia	Binswanger	3854	Sentry Park East	Sentry Park East	Blue Bell	Pennsylvania	
2309	South Jersey	Manhattan Management	3265	100 Canal Point Boulevard	100 Canal Point Boulevard	Lawrenceville	New Jersey	08540
2310	South Jersey	Illva Saronno	4407	Franklin Square 1	100 Franklin Square Drive	Franklin Township	New Jersey	08873
2311	South Jersey	Needleman Management	3120	1000 Haddonfield Berlin Road	1000 Haddonfield Berlin Road	Voorhees	New Jersey	08043
2312	South Jersey	Needleman Managament	5395	1010 Haddonfield Berlin Road	1010 Haddonfield Berlin Road	Cherry Hill	New Jersey	08034
2313	South Jersey	Needleman Management	3123	1020 Kings Hwy N	1020 Kings Hwy N	Cherry Hill	New Jersey	08034
2314	South Jersey	Needleman Management	3124	1030 Kings Hwy N	1030 Kings Hwy N	Cherry Hill	New Jersey	08034
2315	South Jersey	Needleman Management	3125	1050 Kings Hwy N	1050 Kings Hwy N	Cherry Hill	New Jersey	08034
2316	South Jersey	Needleman Management	3126	1060 Kings Hwy N	1060 Kings Hwy N	Cherry Hill	New Jersey	08034
2317	South Jersey	Needleman Management	3127	1101 Kings Hwy N	1101 Kings Hwy N	Cherry Hill	New Jersey	08034
2318	South Jersey	Boraie Development	4217	Boraie Development	120 Albany Street	New Brunswick	New Jersey	08901
2319	South Jersey	Jingoli Properties	3194	1230 Parkway Avenue	1230 Parkway Avenue	West Trenton	New Jersey	08628
2320	South Jersey	Eastgate Business Cntr	3090	125 Gaither Drive	125 Gaither Drive	Mt. Laurel	New Jersey	
2321	South Jersey	Eastgate Business Cntr	3091	127 Gaither Drive	127 Gaither Drive	Mt. Laurel	New Jersey	08054
2322	South Jersey	Eastgate Business Cntr	3092	129 Gaither Drive	129 Gaither Drive	Mt. Laurel	New Jersey	08054
2323	South Jersey	Eastgate Business Cntr	3093	131 Gaither Drive	131 Gaither Drive	Mt. Laurel	New Jersey	08054
2324	South Jersey	Rudner Real Estate	3094	133 Gaither Drive	133 Gaither Drive	Mt. Laurel	New Jersey	08054
2325	South Jersey	Eastgate Business Cntr	3095	135 Gaither Drive	135 Gaither Drive	Mt. Laurel	New Jersey	08054
2326	South Jersey	Eastgate Business Cntr	3096	137 Gaither Drive	137 Gaither Drive	Mt. Laurel	New Jersey	08054
2327	South Jersey	Eastgate Business Cntr	3097	139 Gaither Drive	139 Gaither Drive	Mt. Laurel	New Jersey	08054
2328	South Jersey	Markheim-Chalmers	3844	Markeim Chalmers	1415 Route 70 East	Cherry Hill	New Jersey	08034
2329	South Jersey	Needleman Management	4663	1500 North Kings Hwy	1500 North Kings Hwy	Cherry Hill	New Jersey	08034
2330	South Jersey	Hilton Realty Co.	3247	Windsor Business Park #3	186 Princeton Hightstown Road	Princeton JCT	New Jersey	08550
2331	South Jersey	Markheim-Chalmers	5380	1950 Cuthbert Road	1950 Cuthbert Road	Cherry Hill	New Jersey	08034
2332	South Jersey	Hilton Realty Co.	3248	196 Princeton Hightstown Road	196 Princeton Hightstown Road	Princeton JCT	New Jersey	
2333	South Jersey	Illva Saronno	4406	Worlds Fair Corporate Center	2 Worlds Fair Drive	Franklin Township	New Jersey	08873
2334	South Jersey	Berwind Properties	4740	Berwind	200 Center Drive	New Brunswick	New Jersey	08901
2335	South Jersey	Needleman Management	3129	220 Laurel Road	220 Laurel Road	Voorhees	New Jersey	08043
2336	South Jersey	Needleman Management	3133	221 Laurel Road	221 Laurel Road	Voorhees	New Jersey	08043
2337	South Jersey		3089	2500 McClelland Blvd.	2500 McClelland Blvd.	Merchantville	New Jersey	
2338	South Jersey	Jingoli	3182	3131 Princeton Pike #2	3131 Princeton Pike #2	Lawrenceville	New Jersey	08648
2339	South Jersey	Jingoli Properties	3184	3131 Princeton Pike #4	3131 Princeton Pike #4	Lawrenceville	New Jersey	08648
2340	South Jersey	Jingoli	5386	3131 Princeton Pike #5	3131 Princeton Pike #5	Lawrenceville	New Jersey	08648
2341	South Jersey	Larkin Associates	5355	Montgomery Commons, Building #3	314 Commons Way	Princeton	New Jersey	08540
2342	South Jersey	Larkin Associates	3223	4 Princess Road	4 Princess Road	Lawrenceville	New Jersey	08648

2343	South Jersey	Needleman Management	3122	496 Kings Hwy	496 Kings Hwy N	Cherry Hill	New Jersey	08034
2344	South Jersey	Berwind Properties	4743	Berwind	50 West State Street	Trenton	New Jersey	08608
2345	South Jersey	Wynnewood Development	4398		533 Fellowship Road	Mt. Laurel	New Jersey	08054
2346	South Jersey	Berwind Properties	4741	Berwind	600 College Road	Plainsboro	New Jersey	08536
2347	South Jersey	Illva Saronno	4404	Disaronno Plaza	80 Cottontail Lane	Franklin Township	New Jersey	08873
2348	South Jersey	Jingoli Properties	3188	820 Bear Tavern Road	820 Bear Tavern Road	West Trenton	New Jersey	08628
2349	South Jersey	Jingoli	3190	840 Bear Tavern Rd (Mountain View Office Park)	840 Bear Tavern Road	West Trenton	New Jersey	08628
2350	South Jersey	Jingoli Properties	3191	850 Bear Tavern Road	850 Bear Tavern Road	West Trenton	New Jersey	08628
2351	South Jersey	Kaiserman	3088	Barclay Pavilion Route 70	Barclay Pavilion Route 70	Cherry Hill	New Jersey	
2352	South Jersey	Larkin Associates	5378	Montgomery Commons Bldg # 7	Executive Drive	Princeton	New Jersey	08540
2353	South Jersey	US Realtell	3337	Main St Plaza 1000	Main St Plaza 1000	Voorhees	New Jersey	08043
2354	South Jersey	Larkin Associates	3179	Montgomery Commons B#1 "WIRELESS"	Montgomery Commons B#1	Princeton	New Jersey	08540
2355	South Jersey	Larkin Associates	3195	Montgomery Commons B#2 "WIRELESS"	Montgomery Commons B#2	Princeton	New Jersey	08540
2356	South Jersey	Larkin Associates	5382	Montgomery Commons #5 "WIRELESS"	Montgomery Commons B#5	Princeton	New Jersey	08540
2357	South Jersey	Larkin Associates	3198	Montgomery Commons B#5	Montgomery Commons B#5	Princeton	New Jersey	08540
2358	South Jersey	Larkin Associates	3200	Montgomery Commons B#7	Montgomery Commons B#7	Princeton	New Jersey	
2359	South Jersey	Larkin Associates	3202	Montgomery Commons B#9	Montgomery Commons B#9	Princeton	New Jersey	
2360	South Jersey	Larkin Associates	5396	Montgomery Commons #4 "WIRELESS"	Montgomery Commons, Building 4	Princeton	New Jersey	08540
2361	South Jersey	Horowitz	5189	One Mall Drive Associates	One Mall Drive	Cherry Hill	New Jersey	08002
2362	South Jersey	BR Management	4680	Cherry Tree	Route 38	Cherry Hill	New Jersey	08002
2363				Wireless Building	1 Kenney Drive	Cranston	RI	02920
2364				Wireless Building	102 Holloway	Jackson	MS	39208
2365				Wireless Building	1103 Ingram Rd	West Memphis	AR	72301
2366				Wireless Building	113 Park Circle, Ste B	Flowood	MS	39232
2367				Wireless Building	15450 Salt Lake Ave	City of Industry	CA	91745-1112
2368				Wireless Building	2100 Flowood Drive	Flowood	MS	39232
2369				Wireless Building	214 North Tyron Street	Charlotte	NC	28202
2370				Wireless Building	2400 East Service Rd	West Memphis	AR	72301
2371				Wireless Building	3000 Old Canton Rd, Suite 235	Jackson	MS	39216
2372				Wireless Building	3100 Central Expressway	Santa Clara	CA	95051
2373				Wireless Building	3233 Hwy 80 West	Jackson	MS	39209
2374				Wireless Building	3681 Okemos Rd Suite 500	Okemos	MI	48864
2375				Wireless Building	3681 Okemos rd., Suite #500	Okemos	MI	48844
2376				Wireless Building	3844 West Northside Drive	Jackson	MS	39209
2377				Wireless Building	3850 Southland Drive	West Memphis	AR	72301
2378				Wireless Building	3900 Petro Road	West Memphis	AR	72301
2379				Wireless Building	406 Mound City Rd.	West Memphis	AR	72301
2380				Wireless Building	421 Highway 49 South	Richland	MS	37218
2381				Wireless Building	57744 Round Lake Drive	Bandon	OR	97411
2382				Wireless Building	619 Orton Ave	Fort Lauderdale	FL	33304
2383				Wireless Building	619 Orton Ave	Fort Lauderdale	FL	33304
2384				Wireless Building	660 Broadway	Chicopee	MA	01020
2385				Wireless Building	710 Foster Avenue	Bensenville	IL	60106
2386				Wireless Building	7240 Craft Goodman Rd.	Olive Branch	MS	38654
2387				Wireless Building	784 West Resort Drive	Midway	UT	84049
2388				Wireless Building	860 East River Place	Jackson	MS	39202
2389				Wireless Building	96 Industry Ave	Springfield	MA	01104

EXHIBIT B

MUTUAL NON DISCLOSURE AGREEMENT

This Confidentiality Agreement (the "Agreement") is made as of this 26th day of June, 200e, by and between incNETWORKS, Inc , a New Jersey corporation having a place of business at 198 Brighton Ave., Long Branch, New Jersey 07740 (the 'Company") and Wave2Wave, a =emotion having a place of business at 433 Hackensack Ave, Hackensack, NY 07601 (the "Other Party"),

WHEREAS, the Company and the Other Party wish to exchange certain confidential technical and product information to determine whether to enter into a business relationship;

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties, intending to be legality bounce hereby agree as follows:

1, Confidential Information Defined. For the purposes of this Agreement, Confidential Information (the "Confidential Information") shall mean all information, whether In written, recorded, graphical or other tangible form, which is (a) marked or designated "Confidential" or "Proprietary" by the disclosing party ("Discloser"), or (b) is orally stated by the Discloser to be confidential at the time of disclosure, and confirmed by the Discloser as Confidential Information in writing to the receiving party ("Recipient") within thirty (30) days of its initial disclosure to the Recipient. Confidential Information shall not include:

(a) information which is in the public domain as of the data of this Agreement, (b) information which becomes part of the public domain subsequent to the date of this Agreement through no fault of the Recipient or its directors, officers, employees, representatives or agents (including its accountants and attorneys); (c) information which becomes available to the Recipient from a source other than the Discloser or their agents;

(d) information which is required to be disclosed by the Recipient by order of a United States governmental agency, legislative body or court of competent Jurisdiction, provided the Recipient uses reasonable efforts to limit disclosure and to obtain confidential treatment or a protective order, at the Disclosee’s expense, has allowed the Discloser to participate in the proceeding.

(e) information which is in the possession of the Recipient at the time of disclosure:
or

(f) Information which is developed by the Recipient independently from and without access to the Confidential information of the Discloser, as evidenced by prior written records or other evidence in the possession of the Recipient.

2, Use of Confidential Information. Ail Confidential Information provided by the Discloser to the Recipient shall be kept in Strict confidence by the Recipient and its directors, officers, employees, consultants, representatives and agents (Including accountants and attorneys) as weft as employees, contractors or consultants of the Recipient's affiliates, who agree in writing to be bound to a non-disclosure agreement having terms no less restrictive than the terms set forth herein in order to safeguard the confidences of the Discloser, for a period of three (3) years from the date hereof. 'Strict Confidence" shall be understood to mean that the Confidential Information shall not be revealed, disclosed or used for any purpose other than to evaluate the technology and products of the Discloser; that the Confidential Information shall not be revealed or disclosed by the Recipient (and its directors, officers, employees, consultants, representatives and agents) 10 any other entity not listed in the first sentence of this clause; and that the Recipient shall limit access to the Confidential information to those persons who need to know such information for the purpose of evaluating the technology and products of the Discloser, The Recipient further represents that the Confidential Information will not be used in any manner, nor wilt the Recipient permit the Confidential Information to be used in any manner, that, to it's knowledge is detrimental to the business or the prospects of the Discloser. The Recipient further acknowledges that it is, and shall remain, fully responsible to the Discloser for any use of Confidential Information by any Person who receives it on the Disclosee behalf for any reason, in all respects as though the Recipient itself had made use of such Confidential Information.

3. Relationship of Parties. Nothing contained in this Agreement shall be construed as granting or conferring any rights or licenses in the technology or products of the Discloser to the Recipient or to creating any other relationship of the Discloser or the Recipient by the transmission of the Confidential Information. Nothing in this Agreement shall obligate the Discloser or the Recipient in any manner with respect to the consummation of any business transaction contemplated between the parties.

4. Confidential Information. All Confidential Information shall remain the property of the Discloser. Upon request by the Discloser, the Recipient shall return alt Confidential Information provided to it, including any and all copies thereof relating to all Confidential Information.

5. Export Control. No technical or product information furnished the Discloser to the Recipient hereunder is intended to or will be exported or re-exported by the Recipient, directly or indirectly, to any destination restricted or prohibited by export control regulations of the United States and the United States Export Administration Regulations, without authorization from the appropriate United States governmental authorities.

6. No Warranty. All Confidential Information is provided "AS IS" and without airy warranty, express, implied or otherwise, regarding such Confidential Information’s accuracy or performance.

7. Miscellaneous.

(a) Governing law. This Agreement and all matters or issued collateral thereto shall be governed by and construed and enforced in accordance with the laws of the state at New Jersey without regard to conflict of laws. The Discloser and the Recipient expressly submit to the exclusive jurisdiction of the United States District Court, District of New Jersey to the extent required of any claim, dispute or difference that may arise hereunder. The Discloser and the Recipient each hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection to venue in the United States District, District of New Jersey and hereby further irrevocable and unconditionally waives and agrees not to plead or claim that such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. In the event of the breach by the Recipient of the terms and conditions of the restrictive covenants contained in Paragraph 2 of the Agreement, then the Discloser shall be entitled, if it $o elects, to institute proceedings to obtain equitable or injunctive relief restraining violations by the Recipient of the restrictive covenants, in addition to seeking any other remedies allowed by law.

(b) Entire Agreement. This Agreement sets forth the entire agreement between the parties and supersedes and merges all prior discussions and agreements between them with respect to the subject matter hereof and the transactions contemplated hereby, and may not be changed, amended or modified. in whole or in part. except by an Instrument in writing, signed by both parties on or after the data hereof.

(c) Headings. The headings used in this Agreement are listed for convenience of reference only and shall not in any manner limit or affect the interpretation or construction of this Agreement or any at its provisions.

(0) Waiver; Severability. The failure of either party to require the performance of any terms or conditions of this Agreement or the waiver by either party or any breath under this Agreement shall not prevent a subsequent enforcement of Such term, nor be deemed a waiver of any subsequent breach. All remedies, rights, undertakings, obligations and agreements contained herein shall be cumulative and none shall be in limitation of any other remedy, right, undertaking; obligation or agreement of any party hereto. Should any one or more sections, provisions, terms or conditions of this Agreement be held to be illegal or unenforceable, all other section& provisions, terms and conditions shall remain fully effective and enforceable, and such offending section, provision, term or condition shall be deemed modified to the extent necessary to make it enforceable,

(e) Assignment Benefit. Neither party 'may assign or transfer this Agreement or such party's rights or obligations under this Agreement without first obtaining the other parties' prior written consent. Such consent shall not be withheld without good and reasonable cause if either party seeks to assign Its rights and delegate its obligations to any entity that succeed; to its respective business interests related to this Agreement through merger, consolidation or sale. This Agreement is intended to benefit and shall be binding on the parties hereto and their respective successors and permitted assigns.

(f) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and alt of which taken together shall constitute one and the same agreement.

(g) Territory; Survival. This Agreement terminates one (1) year from the date hereof, unless terminated earlier by either party upon written notice provided however that:the rights and obligations of the Recipient under paragraphs 112,4 end '6 of this Agreement with respect to the use of Confidential Information shall remain in effect for three (3) years from the date of disclosure of the Confidential Information and proprietary information, notwithstanding the earlier termination of this Agreement.

IN WITNESS THEREOF, the undersigned parties have executed this Agreement on the date specified above.

incNetworks, Inc.	Wave2Wave Communications, Inc.
/s/ Jesse Russell	/s/ Eric Mann
Jesse Russell	Eric Mann
Title: Chairman and Chief Executive Officer	Title: Chief Financial Officer
Date: 07/15/06	Date: 07/14/06

EXHIBIT C

incNETWORKS Inc.

SUBSCRIPTION AGREEMENT

incNETWORKS Inc.
198 Brighton Ave.
Long Branch, NJ 07740 Attn: CEO

Name & Address:

This letter shall confirm the agreement (the "Agreement") between incNETWORKS Inc., a Delaware corporation (the "Company"), and the signatory below (the "Investor") with respect to the offering by the Company and the purchase by the Investor of a total of _______________ Common Shares (the "Shares") of the Company at a subscription price of $[__] per share, for an aggregate purchase price payable of $ _____________

In connection with the purchase of the Shares, the Investor hereby represents, warrants, covenants and agrees with the Company that at the time of such offer and purchase and as of the date of this letter:

1. The Investor, if an individual, is over the age of twenty-one (21) years.

2. The Investor, if an individual, is a citizen or permanent resident of the following country and state or the Investor, if a trust, company, corporation or partnership, is formed or incorporated under the laws of the following country (for the purposes herein, the "United States" is defined to include its territories and possessions, any State of the United States of America, and the District of Columbia):

(Insert State and/or Country)

3. The Investor has also received a copy of the Company's Business Plan and is familiar with the business and affairs of the Company (the "Business Plan"). The Investor understands that the Company is a development stage business. The Investor understands the risks of investment in such a business.

4. The Investor (or in the case of a corporation, partnership, trust or other entity, the authorized person representing such entity) has carefully read through and is familiar with the Business Plan, access to which has preceded the execution of this Agreement by the Investor. The Investor acknowledges that the

Business Plan contains forward looking information regarding the Company and its operations. When used in the Business Plan, oral or written statements made by the Company, including information and statements included in the Company's projections, the words or phrases "believes," "will likely result," "expects," "intends," "will continue," "is anticipated," "estimates," "projects," "plans," and similar expressions are intended to identify "forward looking statements" within the meaning of Private Securities Litigation Reform Act of 1995. A forward looking statement is not historical fact and whether the statements come true is subject to risks and uncertainties. Potential investors are cautioned not to put undue reliance on forward looking statements such as projections. In light of the significant uncertainties inherent in forward looking statements, the inclusion of any such statement or projections in the Business Plan should not be regarded as a representation by the Company or any other person that the objectives or plans of the Company will be achieved or that the Company will ever achieve its objectives.

5. The Investor acknowledges that the Company has made available and continues to make available to the Investor the opportunity to ask questions of and receive answers from the President of the Company and other persons acting on their behalf concerning the terms and conditions of the offer to the Investor of the Shares, and to obtain any additional information concerning the Company to the extent that the President and others possess such information concerning the Company or can acquire it without unreasonable effort or expense so that the Investor can verify the accuracy of the information contained in the Plan and/or given to the Investor at, or prior to, the time of the offer and purchase of the Shares.

6. The Investor (or, in the case of a corporation, partnership, trust or other entity, the authorized person representing such entity) has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of investments generally and of the investment in the Shares in particular and the Investor hereby represents and warrants to the Company that HE, SHE OR IT IS ABLE TO BEAR THE ECONOMIC RISK OF THIS INVESTMENT WITH THE FULL UNDERSTANDING THAT THE INVESTOR CAN LOSE HIS, HER OR ITS ENTIRE INVESTMENT; AND THAT THE INVESTOR CAN LOSE HIS, HER OR ITS ENTIRE INVESTMENT IN THE SHARES WITHOUT PRODUCING A MATERIAL ADVERSE CHANGE IN HIS, HER OR ITS STANDARD OF LIVING AS OF THE DATE HEREOF.

7. The Investor is acquiring the Shares solely for the Investor's account and for investment and the Investor has no plan, intention, contract, understanding, or agreement, directly or indirectly, to sell, assign, pledge, hypothecate or otherwise transfer to any person the Shares or any part thereof. The Investor does not have any reason to anticipate any change in his, her or its circumstances or other particular occasion or event that would cause him, her or it to sell the Shares.

8. The Investor understands that the Shares have not been registered under the United States Securities Act of 1933, as amended (the "1933 Act"), any state of the United States, or any other law. The Shares will be offered and sold in reliance on an exemption from the registration requirements of the applicable United States securities laws. The Investor understands that no registration statement has been filed with the United States Securities and Exchange Commission nor with any other regulatory authority and that, as a result, any benefit which might normally accrue to a holder such as the Investor by an impartial review of such a registration statement by the Securities and Exchange Commission or other regulatory authority will not be forthcoming.

9. The undersigned (sometimes referred to herein as the "Investor") hereby represents and warrants to the Company that the Investor is an "accredited investor" inasmuch as the Investor is:

(Please check all applicable descriptions)

_____ A bank or savings and loan association, as defined in the Securities Act of 1933, as amended (the "Securities Act"), whether acting in its individual or fiduciary capacity.

_____ A broker or dealer registered pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

_____ An insurance company, as defined in the Securities Act.

_____ An investment company registered under the Investment Company Act of 1940.

____ A business development company, as defined in the Investment Company Act of 1940.

____ A Small Business Investment Company licensed by the U.S. Small Business Administration.

____ A plan established and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000.

____ An employee benefit plan within the meaning of Title I of the Employment Retirement Income Security Act of 1974 ("ERISA"), if the investment decision with respect to this investment is made by a plan fiduciary, as defined in ERISA, which is either a bank, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000.

___ A private business development company, as defined in the Investment Advisors Act of 1940.

___ A tax exempt organization defined in Section 501(c)(3) of the Internal Revenue Code, or a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Class B Units, with total assets in excess of $5,000,000.

___ A manager or executive officer of the Company.

___ A natural person whose individual net worth (or joint net worth with that person's spouse) exceeds $1,000,000.

___ A natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with that person's spouse in excess of $300,000 in each of those years, and who reasonably expects to reach the same income level in the current year.

___ A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act.

___ An entity all the equity owners of which can respond affirmatively to at least one of the preceding paragraphs.

___ None of the above. .

10. The Investor acknowledges that the Investor must bear the economic risk of this investment for an indefinite period unless the Shares are registered or an exemption from registration requirements of the 1933 Act is available. The Investor acknowledges that there can be no assurance that such a public offering will ever be conducted or an active trading market ever develop and that the Company has not made any representation or warranty in this regard. The Investor understands that the Shares cannot be sold unless such sale is registered under the 1933 Act and applicable state securities laws or exemptions from such registrations are available. In this connection, the Investor understands that the Shares are a "restricted security" under the 1933 Act and that the Shares may not be transferred by the Investor to any person without the prior written consent of the Company, which consent of the Company will require an opinion of the legal counsel of the Investor to the effect that, in the event the Shares are not registered under the 1933 Act, any proposed transfer is entitled to an exemption from the registration provisions of the 1933 Act.

To this end, the Investor acknowledges that a notation indicating that the Shares are subject to restrictions on transfer shall be made in the stock register of the Company and if the Company should, in the future, appoint a stock transfer agent for the Company, that appropriate stop transfer instructions will be issued to such stock transfer with respect to the Shares.

The Investor also acknowledges that a legend to the following effect will be placed upon the share certificate(s) representing ownership of the Shares:

The shares represented by this Certificate have not been registered or qualified under the securities laws of the United States or any state of the United States. The shares represented by this certificate may not be offered for sale, sold, pledged or otherwise transferred unless so registered or qualified or unless an exemption exists, the availability of which is to be established to the satisfaction of the Company and its counsel.

The Investor understands that the foregoing legend on the share certificate for the Shares limits its value, including its value as collateral.

11. All notices, requests, demands, or other communications hereunder shall be in writing and shall be deemed to have been duly given to any party (a) when delivered personally (by courier service or otherwise); (b) when delivered by registered or certified mail, return receipt requested; or (c) five days after being mailed by first class mail, postage prepaid:

(a) if to the Company, to it at:

incNETWORKS Inc.
198 Brighton Ave.
Long Branch, NJ 07740 Attn: President

(b) if to the Investor, to the Investor at: The address set forth below by the Investor.

12. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Nothing in this letter, express or implied, is intended or shall be construed to give any person other than the parties to this letter or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or provision contained herein.

13. This Agreement may not be amended without the written instrument executed by the Company and the Investor hereunder. This Agreement may not be assigned by either the Company or the Purchaser without the prior written consent of the other party.

14. This Agreement shall be governed by and construed in accordance with the law of the State of New Jersey.

The subscription made by this Agreement is subject to acceptance by the Company at its sole discretion, which acceptance shall be evidenced by the Company's signing and delivering to the Investor at the address set forth below a fully-executed counterpart of this Agreement. In the event the Company shall reject the subscription, the purchase price for the Shares shall be refunded promptly to the Investor without interest thereon or deduction therefrom.

[THIS SPACE INTENTIONALLY BLANK]

THE INVESTOR

Dated this ______ day of ______ , 2006:

If the investor is an individual or individuals:

INVESTOR:	CO-INVESTOR (IF ANY):

Signature	Signature

Print Name	Print Name

Print Address	Print Address

Social Security Number	Social Security Number

If the Investor is a corporation, partnership or trust:

Name of Entity

By:
Signature of Authorized Person

Title of Authorized Person	Federal Tax Identification No.(if applicable)

THE COMPANY

Accepted this____ day of _______ 2006:

incNETWORKS Inc., a Delaware Corporation

By:
Jesse E. Russell CEO